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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

ANNUAL REPORT

OCTOBER 31, 2017

Table of Contents

The Alger Funds

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	14
Portfolio Summary (Unaudited)	30
Schedules of Investments	32
Statements of Assets and Liabilities	67
Statements of Operations	75
Statements of Changes in Net Assets	79
Financial Highlights 87	87
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	162
Additional Information (Unaudited)	163

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Shareholders’ Letter October 31, 2017

Dear Shareholders,

Corporate Earnings Strengthen as Growth Stocks Trounce Value Stocks
During the one-year period ended October 31, 2017, strong corporate fundamentals and economic growth continued to support the vibrant equity rally, with the S&P 500 Index generating a noteworthy 23.63% gain. An equally dramatic trend of growth equities outperforming value stocks continued with the 26.50% return of the S&P 500 Growth
Index substantially beating the 19.60% return of the index’s value-oriented counterpart.

Corporate Earnings Shine
The discussion in Washington of potential tax reform and other pro-growth initiatives, we believe, appears to favorably support corporate America, and as a result, has contributed to positive sentiment for U.S equities. We maintain, however, that corporate fundamentals, including strong earnings combined with economic growth, have been the primary driver of equity gains. As of the end of the reporting period, third-quarter S&P 500 earnings were expected to increase 5.9%. As I write this letter, it appears that this past quarter will mark the fifth consecutive quarter of earnings growth.

At Alger, our fundamental research seeks companies with strong potential for earnings growth. We believe that a broad theme of companies developing innovative technology, including cloud computing services, internet-connected devices, and artificial intelligence, that can disrupt existing business models is creating attractive growth opportunities. This trend was clearly apparent during the one year period ended September 30, 2017 of this year with the Information Technology sector generating nearly twice the earnings–per–share growth of the overall S&P 500 Index (11.9% vs. 6.0%).

We note that past periods of strong corporate earnings growth have resulted in increased business spending and we believe the recent uptick in corporate earnings is likely to again support business spending, which in turn could improve corporate productivity and provide an additional boost to the economy.

The Economic Recovery Continues
Investors during the reporting period also reacted favorably to encouraging economic data, such as the following developments:

• The U.S. Consumer Confidence Index climbed from 100.8 to 125.9.
• Wage growth continued with a 3.2% year-over-year increase in September.
• The Conference Board’s Leading Economic Indicator Index continued
climbing and hit a record high of 128.8 in August. The index’s September reading of 128.6 was still high by historical standards.
Investor sentiment has also been supported by expectations for improving economic growth globally. Indeed, Europe, Asia, and most of the Americas are on track to produce economic growth in 2017. Corporate earnings in both developed and emerging markets during the reporting period continued to strengthen while Purchasing Managers’ Index readings in Europe and China were also encouraging. A perception that certain geopolitical risks were moderating combined with fiscal and monetary stimulus in many countries also supported investor sentiment. Those developments supported investor sentiment relating to multinational corporations and extended the equity rally beyond the U.S. For the reporting period, the MSCI ACWI ex USA Index generated a 24.20% return while the
MSCI Emerging Markets Index advanced 26.91%.

Growth Outperforms Value
The strong outperformance for growth equities during the reporting period and for the 10-
year period ended October 31, 2017 is also noteworthy. For the 10-year period, the S&P 500
Growth Index has outperformed the S&P 500 Value Index by 40.75 percent. As detailed in a recent Alger paper “A New Perspective on Growth Versus Value” (available on Alger.
com), the biggest contributors to this “growth advantage” are the aforementioned strength in technology companies’ earnings–per–share (EPS) growth and the weak performance of low price-to-book stocks commonly found in the value category. The underperformance of low price-to-book value stocks can be partially explained by a combination of corporations’
increasing reliance on intangible assets, accounting standards that fail to reflect those changing business models, and the heavy reliance on one particular metric for style classification (price-to-book value).1

Today, many businesses use fewer tangible assets, such as plants and equipment, than in the past and they are increasingly more reliant on intangible resources, including research and development, advertising, marketing, and training. Accounting professors Baruch Lev and
Feng Gu have observed that over the past 40 years the investment rate in physical capital fell by 35% while the investment rate in intangible assets grew by almost 60%. 2

Internet businesses are an example. They use far fewer tangible assets relative to the income they generate than do more traditional companies, such as auto manufacturers, that have to build large factories. For internet companies, intangible assets can include search algorithms that attract users who in turn drive advertising revenues. User data can also be considered an intangible asset. Such data can support advertising revenue for digital media companies and sales for online retailers. In these examples, intangible assets generate revenues that in turn drive earnings growth.

The problem is that accounting practices haven’t kept up with the changing economy.
Spending on intangible assets (done organically rather than through acquisitions) is not capitalized in current accounting standards and therefore is not included in book value, rendering the price-to-book value metric less effective in our view. New economy companies are therefore more likely to have high market values relative to their book values and be classified as growth companies. By relying heavily on price-to-book valuations rather than other methods of valuation such as price-to-earnings, style classification increasingly separates companies based on business models. For example, digital companies with higher returns on capital are more likely to be classified as growth even if their cash flows are large relative to their market value. These companies, broadly speaking, have used innovation to create products and services that have resulted in high returns on capital and strong earnings growth. In doing so, they have outperformed companies with greater capital needs, particularly tangible assets. Indeed, low price-to-book equities have underperformed not just the broad market, but other value equities such as those with low price-to-earnings. Slow economic growth during the past few years has also been a headwind for value stocks, which tend to be cyclical. Low interest rates, furthermore, have hurt the performance of banks, which have more significant representation in value indexes than in growth benchmarks.

The Accelerating Speed of Innovation
The divergence in growth and value is also being driven by technological advances that are expanding at an exponential rate, which means the rate of change is accelerating.
This acceleration is apparent most famously in Moore’s law, which explains the rate of improvement in transistors, but we also see it in information storage (e.g., hard drives), information transportation (e.g., fiber-optic cables), wireless telecommunications, energy, and even illumination.3 Technology is thus creating a potent engine to drive the economy forward. The increasing pace of change means that newer innovations are spreading through society faster. Older innovations such as the dishwasher and washing machine took many decades to reach 50% penetration of the U.S. market, but more recent innovations such as the internet and social media have taken 14 years and 9 years, respectively. The accelerating rate of innovation may wreak havoc on value investing, which is essentially dependent on the improvement of cheap valuations and depressed fundamentals. With change happening more rapidly, value stocks that appear cheap may often simply be victims of change while growth stocks may benefit as purveyors of change.

Conclusion
While we are ardent believers in growth investing, we are not suggesting that value investing will always underperform. Rather, we maintain that the definitions of growth vs. value and accounting standards need to evolve with the economy. We believe that investors reflexively using “standard” but increasingly outdated valuation measures are at risk of missing attractive equity opportunities that arise from the positive fundamental changes occurring across industries and economies because of innovation.

At Alger, we are valuation-sensitive and our analysts and portfolio managers think intensely about valuation and risk. However, we believe that when seeking attractive investment returns, the fundamentals of a company, of a sector, and, indeed, of the economy matter much more than valuations. Classically, for Alger, that means investing in growth companies and fundamental growth that is the hallmark of the beginning of new eras and stages in industries and in markets. Our observations of innovation and the other secular trends that are supporting growth equities lead us to believe that this is an exciting time to be an investor or shareholder. Our task at Alger, which has been our focus for more than 50 years, is to continue to identify the winners and losers emerging from change.

Portfolio Matters
Alger Capital Appreciation Fund
The Alger Capital Appreciation Fund returned 29.84% for the fiscal 12-month period ended
October 31, 2017, compared to the 29.71% return of the Russell 1000 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information
Technology and Consumer Discretionary. The largest sector overweight was Information
Technology and the largest sector underweight was Industrials. The Information Technology and Financials sectors contributed to relative performance while Industrials and Health
Care were among sectors that detracted from results.

Apple, Inc.; Amazon.com, Inc.; Microsoft Corp.; Alphabet, Inc., Cl. C; and Facebook, Inc.,
Cl A. were among the top contributors to performance. Apple is a well-known provider of smartphones, laptops, and other computing devices. Its shares outperformed during the reporting period in response to the rapid growth of users for its iOS operating system, excitement over new product launches, and strong sales of iPhones.

Conversely, Anadarko Petroleum Corp.; Molson Coors Brewing Co., Cl. B; Pioneer
Natural Resources Co.; QUALCOMM, Inc.; and Newell Brands, Inc. were among the top detractors from results. Newell Brands is a leading global consumer products company. Its brands include Rubbermaid, Paper Mate, Calphalon, Graco, and Levolor. Newell Brand’s
significant Jarden acquisition has been a transformational positive life cycle event. Jarden has an impressive stable of brands such as Coleman, Rawlings, Marmot, and Yankee Candle.
Newell shares detracted from performance late in the reporting period after the company lowered earnings guidance due to increased spending to stimulate categories where revenue growth has been sluggish. The company also cited increased resin import costs associated with Hurricane Harvey’s destruction in Texas. Resin is a very important component of
Newell’s plastic products.

Alger International Growth Fund
The Alger International Growth Fund returned 22.63% for the fiscal 12-month period ended October 31, 2017, compared to the 24.20% return of the MSCI ACWI ex USA
Index.

Stock selection in China, Hong Kong, South Korea, and the Netherlands resulted in those countries being among top contributors to relative performance. An overweight position in China also supported performance. Stock selection, however, resulted in Canada, Brazil,
Switzerland, and Denmark being among countries that detracted from performance.

During the reporting period, the largest portfolio sector weightings were Financials and
Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Discretionary. The Information Technology
and Financials sectors contributed to relative performance while Materials and Health Care were among sectors that detracted from results.

Alibaba Group Holding Ltd.; Tencent Holdings Ltd.; Allianz SE; SK Hynix, Inc.; and
Broadcom Ltd. were among the top contributors to performance. Alibaba is the dominant online commerce platform in China where e-commerce remains underpenetrated and has been growing quickly. Alibaba’s platform model allows it to exploit the growth opportunity without making big investments in inventory or infrastructure, which is allowing the company to generate strong margins and cash flow. These attractive attributes were evident in the third quarter of 2017 when the company said revenue growth exceeded consensus expectations due to increased consumer adoption of online shopping and greater market penetration. Investors have also been excited about substantial margin expansion as Alibaba’s core commerce business benefited from scale benefits. Margins were also supported by the company reducing investments in emerging businesses.

Conversely, Cenovus Energy Inc.; KDDI Corp.; BB Seguridade Participacoes SA; Asahi
Group Holdings, Ltd.; and Cemex Holdings Philippines, Inc. were the top detractors from performance. Cenovus Energy is a Canadian integrated oil company. Cenovus shares underperformed during the reporting period in response to concerns over crude oil prices.

Alger Mid Cap Growth Fund
The Alger Mid Cap Growth Fund returned 32.06% for the fiscal 12-month period ended
October 31, 2017, compared to the 26.25% return of the Russell Midcap Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Information Technology. The Health Care and Financials sectors provided the greatest contributions to relative performance while Consumer Discretionary and Consumer Staples were among sectors that detracted from results.

Tolero Pharmaceutical, Inc., Series B Convertible Preferred Stock, Lam Research Corp.;
Tolero Pharmaceuticals, Inc., CDR; Autodesk, Inc.; and Broadcom Ltd. were the top contributors to performance. Tolero Pharmaceuticals is a clinical-stage biopharmaceutical company with a single purpose: alleviate human suffering through the development of meaningful medicines to treat cancer and other serious human diseases. Early in the reporting period, Sumitomo Dainippon Pharma announced plans to acquire Tolero. The terms of the deal caused investors to revalue the company higher. As such, the Tolero position contributed to the portfolio’s performance.

Conversely, TransDigm Group, Inc.; TreeHouse Foods, Inc.; Viacom, Inc., Cl. B;
O'Reilly Automotive, Inc.; and Advance Auto Parts, Inc. were the top detractors from results. TransDigm Group produces, designs, and provides highly engineered aerospace components, systems, and subsystems that are used on commercial and military aircraft.
TransDigm came under scrutiny for allegations that its various subsidiaries did not conform to a 2014 rule that requires registrants to a federal procurement database to disclose their parent companies.

Alger SMid Cap Focus Fund
Prior to August 30, 2017, the Fund was called the Alger SMid Cap Growth Fund. We believe the Fund’s new name more accurately reflects the Fund’s high conviction investment approach. As of March 1, 2017, Weatherbie Capital, which is a wholly owned subsidiary of
Alger Associates, Inc., the parent company of Fred Alger Management, Inc., became the
Fund’s sub-advisor. The Fund’s investment strategy remains unchanged.

The Fund returned 35.64% for the fiscal 12-month period ended October 31, 2017, compared to the 30.07% return of the Russell 2500 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest underweight was Materials. The Information Technology and Health Care sectors provided the greatest contributions to relative performance while Materials and Financials were among the sectors that detracted from results.

Stamps.com, Inc.; Puma Biotechnology, Inc.; Wayfair, Inc., Cl. A; Portola Pharmaceuticals,
Inc.; and Paylocity Holding Corp. were the top contributors to performance. Wayfair is an online retailer of household goods, including furniture, rugs, and lighting. Its stock performed strongly early in 2017 in response to the company’s investments in logistics and other initiatives driving revenue growth acceleration. The company, furthermore, has been emerging as an e-commerce leader in a market segment with ample room for growth.

Conversely, Lions Gate Entertainment Corp., Cl. B; Francesca's Holdings Corp.; Middleby
Corp.; Signature Bank; and BofI Holding, Inc. were the top detractors from performance.
Middleby provides technology for cooking that is used by restaurants, hotels, prepared food providers, and other commercial operations. It also provides products for residential use, including items sold with Viking and AGA Rangemaster brands. The first quarter of
2017 was the fourth consecutive quarter in which the company’s overall results significantly beat expectations. The performance of Middleby shares earlier in the year, however, was hampered by the company’s organic growth being slightly softer than expectations and the stock having performed extremely well over the past several quarters.

Alger Small Cap Growth Fund
The Alger Small Cap Growth Fund returned 36.59% for the fiscal 12-month period ended
October 31, 2017, compared to the 31.00% return of the Russell 2000 Growth Index.

During the reporting period, the largest sector weightings were Health Care and Information
Technology. The largest sector overweight was Health Care and the largest underweight was
Industrials. The Information Technology and Health Care sectors provided the greatest contributions to relative performance while Industrials and Materials were among the sectors that detracted from results.

Cognex Corp.; Take-Two Interactive Software, Inc.; Quidel Corp.; TubeMogul, Inc.; and
Sun Hydraulics Corp. were the top contributors to performance. Cognex is a leader in machine vision technology that helps manufacturers reduce costs and maintain quality.
Its software and other products capture and analyze visual information to automate and improve manufacturing and associated processes. Among other functions, manufacturers use Cognex technology to locate, track, identify, and inspect items in the production process. Cognex shares performed strongly after the company said it had generated better-
than-expected results driven by strength in logistics and automotive markets. Additionally,
Cognex provided strong guidance that came from an expected surge in demand from the consumer electronics industry.

Conversely, Lions Gate Entertainment Corp., Cl. B; US Silica Holdings, Inc.; Endologix,
Inc.; Manhattan Associates, Inc.; and American Eagle Outfitters, Inc. were the top detractors from results. US Silica is a leading producer of industrial minerals including sand that is used when extracting oil with “fracking.” Performance of US Silica stock weakened largely as a result of a pullback in oil prices. We believe a variety of factors differentiate it from its competition. The company is a market share leader in fracking sand and in the silica industry. It is also the lowest cost provider of sand and it has the largest distribution network and strong logistics. Those factors make it well positioned to potentially benefit from a potential multi-year increase in upstream spending, which primarily refers to investments in exploration and production.

Alger Small Cap Focus Fund
The Alger Small Cap Focus Fund returned 33.60% for the fiscal 12-month period ended
October 31, 2017, compared to the 31.00% return of the Russell 2000 Growth Index.

Cognex Corp.; Veeva Systems, Inc., Cl. A; Medidata Solutions, Inc.; Blackbaud, Inc.; and
TubeMogul, Inc. were the top contributors to performance. Shares of Cognex performed strongly in response to developments described in the Alger Small Cap Growth Fund discussion.

Conversely, US Silica Holdings, Inc.; Endologix, Inc.; WisdomTree Investments, Inc.;
TESARO, Inc.; and Cardiovascular Systems, Inc. were the top detractors from results. The performance of US Silica shares weakened in response to developments described in the
Alger Small Cap Growth Fund discussion.

Alger Health Sciences Fund
The Alger Health Sciences Fund returned 57.15% for the fiscal 12-month period ended
October 31, 2017, compared to the 23.63% return of the S&P 500 Index and the 23.96%
return of the Russell 3000 Health Care Index.

Tolero Pharmaceuticals Series B Convertible Preferred Stock, Tolero Pharmaceuticals,
Inc., CDR; Emmaus Life Sciences Inc.; UnitedHealth Group, Inc.; and ABIOMED, Inc.
were the top contributors to performance. UnitedHealth Group is a large managed health care company. Early in the reporting period, expectations that the managed care industry’s domestic revenue could benefit from lower U.S. corporate tax rates proposed by then
President-elect Donald Trump supported the performance of UnitedHealth stock during the quarter. Additionally, the election of Trump alleviated concerns that the Democratic
Party and presidential candidate Hillary Clinton could offer a public health care plan that would compete with managed care companies.

Conversely, Prosetta Biosciences, Inc., Series D; DexCom, Inc.; Bellicum Pharmaceuticals,
Inc.; Cempra, Inc.; and Alexion Pharmaceuticals, Inc. were the top detractors from results.
DexCom is focused on developing and providing continuous glucose monitoring (CGM)
systems for people with diabetes. Shares of DexCom underperformed early in the reporting period due to concerns over potential market disruption from the launch of a competitive product.

Alger Growth & Income Fund
The Alger Growth & Income Fund returned 23.22% for the fiscal 12-month period ended
October 31, 2017, compared to the 23.63% return of the S&P 500 Index.

The Fund invests in companies that are classified in one of the following categories: Dividend
Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow. During the reporting period, we continued to emphasize Dividend Growers and
Kings of Cash Flow, in part because Dividend Leaders continued to trade at high valuations.

The largest sector weightings during the reporting period were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. The Financials and Consumer Discretionary sectors provided the greatest contributions to relative performance while Information Technology and
Consumer Staples were among sectors that detracted from results.

Apple, Inc.; Microsoft Corp.; JPMorgan Chase & Co.; Boeing Co.; and Broadcom Ltd. were the top contributors to performance. Shares of Apple performed strongly in response to developments described in the Alger Capital Appreciation Fund discussion.

Conversely, General Electric Co.; Mattel, Inc.; CVS Caremark Corp.; QUALCOMM, Inc.; and
Molson Coors Brewing Co., Cl. B were the top detractors from performance. QUALCOMM designs and manufactures semiconductors and software for the telecommunications industry. Its chips are vital to the operation of telephone handsets. QUALCOMM share performance weakened earlier in 2017 in response to news that Apple had filed a lawsuit seeking to have the company’s pricing reduced.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

1 According to Russell’s U.S. Equity Indexes Institutional Benchmark Survey, December 2014, most institutional equity products are benchmarked to a style index and, of those, 99% use Russell indexes. In total, $5.7 trillion is benchmarked to Russell indexes.
For each base index (the Russell 1000 and Russell 2000, and Russell Microcap), a composite value score is used to weight stocks in the style indexes. Price-to-book value makes up 50% of that score. The other 50% is comprised of the Institutional Brokers’
Estimate Systems forecast medium-term growth (2 year) and sales per share historical growth (5 year) statistics.
2 Baruch Lev and Feng Gu, “The End of Accounting,” John Wiley & Sons, 2016.
3 Brad Neuman, “The Enduring Force of Innovation,” Fred Alger & Company, Incorporated.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the 12-month period return of Class
A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2017. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.
Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves even higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Funds that participate in leveraging, such as Capital Appreciation, SMid Cap Focus, and
Health Sciences, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally.
Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. Derivative contracts generally are subject to the risk of non-performance by the contract counterparty. For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.
alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,
SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• The S&P 500 Growth Index is an index consisting of stocks within the S&P
500 Index that exhibit strong growth characteristics.
• The S&P 500 Value Index is an index consisting of stocks within the S&P
500 Index that exhibit strong value characteristics.
• The Conference Board’s Leading Economic Indicator Index is based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• The Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector.
• The U.S. Consumer Confidence Index (CCI) is an indicator designed to mea-
sure consumer confidence, which is defined as the degree of optimism on the state of the economy that consumers are expressing through their activi-

ties of savings and spending.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• Russell 2500 Growth Index: An index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
• The Russell 3000 Health Care Index is an unmanaged index representative of companies involved in medical services or health care in the Russell 3000
Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization.

FUND PERFORMANCE AS OF 9/30/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	14.44%	13.48%	8.11%	9.13%
Alger Capital Appreciation Class B (Inception 11/1/93)	14.88%	13.59%	7.98%	9.10%
Alger Capital Appreciation Class C (Inception 7/31/97)*, †	18.84%	13.86%	7.87%	8.92%
Alger Capital Appreciation Class Z (Inception 12/29/10)	21.18%	15.10%	n/a	13.74%

Alger International Growth Class A (Inception 12/31/96)	11.09%	5.36%	2.19%	5.37%
Alger International Growth Class B (Inception 11/11/86)	11.37%	5.43%	2.19%	5.34%
Alger International Growth Class C (Inception 7/31/97) *,†	15.30%	5.67%	1.96%	5.17%
Alger International Growth Class I (Inception 5/31/13)	17.36%	n/a	n/a	5.95%
Alger International Growth Class Z (Inception 12/29/10)	17.73%	6.98%	n/a	6.73%

Alger Mid Cap Growth Class A (Inception 12/31/96)	15.34%	11.20%	3.20%	8.28%
Alger Mid Cap Growth Class B (Inception 5/24/93)	15.72%	11.32%	3.11%	8.24%
Alger Mid Cap Growth Class C (Inception 7/31/97) *,†	19.70%	11.49%	2.88%	7.68%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	21.97%	n/a	n/a	4.94%

Alger SMid Cap Focus Class A (Inception 5/8/02)	18.60%	11.42%	5.75%	8.61%
Alger SMid Cap Focus Class C (Inception 5/8/02)	23.20%	11.75%	5.49%	8.35%
Alger SMid Cap Focus Class I (Inception 8/5/07)	25.16%	12.62%	6.38%	9.05%
Alger SMid Cap Focus Class Y (Inception 8/30/17) *	n/a	n/a	n/a	5.22%
Alger SMid Cap Focus Class Z (Inception 12/29/10)	25.60%	13.00%	n/a	10.78%

Alger Small Cap Growth Class A (Inception 12/31/96)	17.24%	9.79%	5.36%	4.64%
Alger Small Cap Growth Class B (Inception 11/11/86)	17.83%	9.87%	5.38%	4.62%
Alger Small Cap Growth Class C (Inception 7/31/97)*, †	21.72%	10.07%	5.02%	4.46%
Alger Small Cap Growth Class Z (Inception 12/29/10)	24.26%	11.38%	n/a	9.44%

Alger Small Cap Focus Class A (Inception 3/3/08)	13.99%	12.57%	n/a	8.53%
Alger Small Cap Focus Class C (Inception 3/3/08)	18.42%	13.03%	n/a	8.36%
Alger Small Cap Focus Class I (Inception 3/3/08)	20.23%	13.97%	n/a	9.34%
Alger Small Cap Focus Class Y (Inception 2/28/17)	n/a	n/a	n/a	16.16%
Alger Small Cap Focus Class Z (Inception 12/29/10)	20.74%	14.30%	n/a	11.64%

Alger Health Sciences Fund Class A (Inception 5/1/02)	30.65%	15.42%	9.95%	11.98%
Alger Health Sciences Fund Class C (Inception 5/1/02)	35.87%	15.80%	9.70%	11.71%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	38.48%	n/a	n/a	6.80%

Alger Growth & Income Class A (Inception 12/31/96)	12.60%	11.33%	6.99%	8.05%
Alger Growth & Income Class C (Inception 7/31/97) *,†	16.94%	11.69%	6.75%	7.84%
Alger Growth & Income Class Z (Inception 3/1/12)	19.17%	12.82%	n/a	12.58%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced
Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

* Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.
† Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31,
1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index
(unmanaged index of common stocks) for the ten years ended October 31, 2017. Figures for the Alger Capital
Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends.
Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	23.04%	15.16%	7.93%	9.33%
Class B (Inception 11/1/93)	23.82%	15.28%	7.80%	9.30%
Class C (Inception 7/31/97)*	27.88%	15.54%	7.70%	9.12%
Russell 1000 Growth Index	29.71%	16.83%	9.13%	7.76%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	30.25%	16.80%	n/a	14.32%
Russell 1000 Growth Index	29.71%	16.83%	n/a	14.51%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC WORLD INDEX ex
USA (unmanaged index of common stocks) for the ten years ended October 31, 2017. Beginning May 31, 2013
Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Previously, under the name “Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Figures for the Alger International Growth Fund Class A shares and the index include reinvestment of dividends. Performance for the Alger International Growth Fund Class B, Class C, Class
I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Indices performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	16.18%	6.46%	1.97%	5.43%
Class B (Inception 11/11/86)	16.71%	6.55%	1.98%	5.40%
Class C (Inception 7/31/97)*	20.70%	6.78%	1.75%	5.23%
MSCI AC WORLD INDEX ex USA	24.20%	7.77%	1.38%	5.82%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	22.84%	n/a	n/a	6.26%
MSCI AC WORLD INDEX ex USA	24.20%	n/a	n/a	6.41%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	23.16%	8.11%	n/a	6.92%
MSCI AC WORLD INDEX ex USA	24.20%	7.77%	n/a	5.15%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. Figures for the Alger Mid Cap
Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	25.07%	12.61%	3.06%	8.42%
Class B (Inception 5/24/93)	26.23%	12.76%	2.98%	8.38%
Class C (Inception 7/31/97)*	29.92%	12.89%	2.73%	7.82%
Russell Midcap Growth Index	26.25%	15.34%	8.23%	8.85%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	32.52%	n/a	n/a	6.30%
Russell Midcap Growth Index	26.25%	n/a	n/a	8.28%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP FOCUS FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid
Cap Focus Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index
(an unmanaged index of common stocks) for the ten years ended October 31, 2017. Effective March 1, 2017,
Weatherbie Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger
Management, Inc., began providing investment management to the Alger SMid Cap Focus Fund. Figures for the
Alger SMid Cap Focus Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends.
Performance for the Alger SMid Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMID CAP FOCUS FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/8/2002
Class A (Inception 5/8/02)	28.51%	12.25%	5.24%	8.67%
Class C (Inception 5/8/02)	33.64%	12.60%	4.99%	8.42%
Class I (Inception 8/5/07)*	35.63%	13.46%	5.87%	9.11%
Russell 2500 Growth Index	30.07%	15.50%	8.56%	9.56%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/31/2017
Class Y (Inception 8/31/17)	n/a	n/a	n/a	7.09%
Russell 2500 Growth Index	n/a	n/a	n/a	8.24%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	36.11%	13.85%	n/a	10.91%
Russell 2500 Growth Index	30.07%	15.50%	n/a	12.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Historical performance prior to August 5, 2007, inception of the class, is that of the Fund's Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. Figures for the Alger Small Cap
Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	29.43%	10.94%	5.02%	4.76%
Class B (Inception 11/11/86)	30.73%	11.04%	5.02%	4.74%
Class C (Inception 7/31/97)*	34.51%	11.20%	4.66%	4.58%
Russell 2000 Growth Index	31.00%	15.36%	8.16%	6.92%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	37.16%	12.55%	n/a	9.79%
Russell 2000 Growth Index	31.00%	15.36%	n/a	12.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Focus Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell 2000 Growth (unmanaged indices of common stocks) from March 3, 2008, the inception date of the Alger Small Cap Focus Fund, through October
31, 2017. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth
Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel.
Figures for the Alger Small Cap Focus Fund Class A shares, the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/3/2008
Class A (Inception 3/3/08)	26.57%	13.68%	n/a	8.76%
Class C (Inception 3/3/08)	31.49%	14.11%	n/a	8.58%
Class I (Inception 3/3/08)	33.57%	15.09%	n/a	9.57%
Russell 2000 Growth Index	31.00%	15.36%	n/a	10.72%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	n/a	n/a	n/a	19.41%
Russell 2000 Growth Index	n/a	n/a	n/a	13.93%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	33.91%	15.39%	n/a	11.94%
Russell 2000 Growth Index	31.00%	15.36%	n/a	12.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health
Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the S&P 500 Index and the Russel 3000
Health Care Index (an unmanaged index of common stocks) for the ten years ended October 31, 2017. Figures for the Alger Health Sciences Fund Class A shares, the S&P 500 Index and the Russel 3000 Health Care Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes. The 1 year performance ending October 31, 2017 shown in the graph above and the table below was significantly impacted in a positive way by the disposition of a private equity investment held in the fund. It is unlikely that a similar contribution to performance will reoccur in 2018.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/1/2002
Class A (Inception 5/1/02)	48.88%	16.54%	9.76%	12.02%
Class C (Inception 5/1/02)	54.86%	16.91%	9.50%	11.75%
S&P 500 Index	23.63%	15.18%	7.51%	7.90%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	57.73%	n/a	n/a	7.18%
S&P 500 Index	23.63%	n/a	n/a	10.61%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through October 31, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth &
Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended October 31, 2017. Beginning April 1, 2011, Alger Growth & Income
Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/
or interest. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND
Fund Highlights Through October 31, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	16.75%	12.25%	6.93%	8.12%
Class C (Inception 7/31/97)*	21.28%	12.61%	6.70%	7.92%
S&P 500 Index	23.63%	15.18%	7.51%	8.17%

				Since
	1 YEAR	5 YEARS	10 YEARS	3/1/2012
Class Z (Inception 3/1/12)	23.55%	13.74%	n/a	12.79%
S&P 500 Index	23.63%	15.18%	n/a	14.10%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
October 31, 2017 (Unaudited)

	Alger Capital	Alger Mid Cap Growth	Alger SMid Cap Focus	Alger Small Cap Growth
SECTORS	Appreciation Fund	Fund	Fund	Fund
Consumer Discretionary	18.0%	14.5%	14.9%	5.3%
Consumer Staples	1.9	1.9	0.0	1.2
Energy	1.2	1.1	0.0	1.1
Financials	7.0	7.4	6.7	4.6
Health Care	13.6	21.4	18.2	39.2
Industrials	5.9	13.9	16.1	6.3
Information Technology	45.7	30.8	35.5	37.3
Materials	3.7	5.4	0.0	2.1
Real Estate	2.2	2.3	5.0	1.0
Telecommunication Services	0.4	0.0	0.0	0.0
Short-Term Investments and
Net Other Assets	0.4	1.3	3.6	1.9
	100.0%	100.0%	100.0%	100.0%

		Alger Small Cap Focus	Alger Health Sciences	Alger Growth & Income
SECTORS		Fund	Fund	Fund
Consumer Discretionary		0.9%	0.0%	12.6%
Consumer Staples		1.4	0.0	9.1
Energy		0.0	0.0	5.0
Financials		4.4	0.0	15.6
Health Care		40.1	97.8	14.5
Industrials		8.2	0.0	10.7
Information Technology		42.0	0.0	22.2
Materials		1.9	0.0	1.7
Real Estate		0.0	0.0	2.4
Telecommunication Services		0.0	0.0	2.7
Utilities		0.0	0.0	0.8
Short-Term Investments and Net Other Assets		1.1	2.2	2.7
		100.0%	100.0%	100.0%

PORTFOLIO SUMMARY†
October 31, 2017 (Unaudited) (Continued)

Alger International
COUNTRY	Growth Fund
Argentina	0.3%
Australia	1.4
Austria	3.2
Brazil	0.6
Canada	9.0
China	10.4
Denmark	0.3
France	7.4
Germany	12.4
Hong Kong	2.4
India	0.8
Italy	2.5
Japan	16.8
Luxembourg	1.4
Netherlands	1.6
Norway	1.0
Russia	0.5
South Korea	4.5
Sweden	4.1
Switzerland	5.7
Taiwan	3.6
United Kingdom	5.3
United States	3.9
Cash and Net Other Assets	0.9
100.0%

† Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—96.1%	SHARES	VALUE
AEROSPACE & DEFENSE—0.5%
General Dynamics Corp.	59,667	$12,111,208
The Boeing Co.	10,287	2,653,840
		14,765,048
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
adidas AG	35,891	7,988,737
PVH Corp.	108,462	13,754,066
		21,742,803
APPLICATION SOFTWARE—4.0%
Adobe Systems, Inc. *	135,268	23,693,543
Autodesk, Inc. *	227,595	28,440,271
salesforce. com, Inc. *	583,212	59,685,916
		111,819,730
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
BlackRock, Inc. , Cl. A	25,903	12,195,910
WisdomTree Investments, Inc.	594,567	6,593,748
		18,789,658
AUTO PARTS & EQUIPMENT—0.5%
Delphi Automotive PLC.	142,476	14,159,265
BIOTECHNOLOGY—4.3%
AbbVie, Inc.	91,806	8,285,492
ACADIA Pharmaceuticals, Inc. *	158,111	5,507,006
BioMarin Pharmaceutical, Inc. *	111,131	9,122,744
Celgene Corp. *	298,903	30,180,236
Clovis Oncology, Inc. *	49,713	3,746,869
Exact Sciences Corp. *	348,652	19,172,373
Incyte Corp. *	24,409	2,764,319
Sarepta Therapeutics, Inc. *	132,000	6,508,920
Vertex Pharmaceuticals, Inc. *	238,133	34,822,188
		120,110,147
BROADCASTING—0.9%
CBS Corp. , Cl. B	454,076	25,482,745
BUILDING PRODUCTS—0.2%
Johnson Controls International PLC.	166,535	6,892,884
CABLE & SATELLITE—1.2%
Charter Communications, Inc. , Cl. A*	13,352	4,461,838
Comcast Corp. , Cl. A	777,889	28,027,341
		32,489,179
COMMUNICATIONS EQUIPMENT—0.3%
Palo Alto Networks, Inc. *	47,774	7,032,333
CONSTRUCTION MATERIALS—0.7%
Vulcan Materials Co.	171,104	20,831,912
CONSUMER FINANCE—0.2%
LendingClub Corp. *	1,208,860	6,878,413
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Visa, Inc. , Cl. A	956,916	105,241,622

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—96.1% (CONT. )	SHARES	VALUE
DIVERSIFIED BANKS—2.4%
Bank of America Corp.	1,522,528	$41,702,042
Citigroup, Inc.	184,173	13,536,716
JPMorgan Chase & Co.	125,917	12,668,509
		67,907,267
DIVERSIFIED CHEMICALS—0.4%
DowDuPont, Inc. *	169,789	12,277,443
FINANCIAL EXCHANGES & DATA—1.8%
Intercontinental Exchange, Inc.	549,915	36,349,381
S&P Global, Inc.	81,127	12,693,942
		49,043,323
FOOD DISTRIBUTORS—0.1%
Performance Food Group Co. *	92,727	2,624,174
HEALTH CARE EQUIPMENT—3.0%
ABIOMED, Inc. *	30,377	5,860,331
Boston Scientific Corp. *	743,880	20,932,783
Danaher Corp.	372,527	34,373,066
Intuitive Surgical, Inc.	22,365	8,394,926
Medtronic PLC.	192,599	15,508,072
		85,069,178
HOME ENTERTAINMENT SOFTWARE—0.7%
Electronic Arts, Inc. *	159,520	19,078,592
HOME IMPROVEMENT RETAIL—2.0%
The Home Depot, Inc.	329,699	54,657,500
HOTELS RESORTS & CRUISE LINES—0.5%
Norwegian Cruise Line Holdings Ltd. *	248,901	13,876,231
HOUSEWARES & SPECIALTIES—0.6%
Newell Brands, Inc.	388,026	15,823,700
HYPERMARKETS & SUPER CENTERS—0.7%
Wal-Mart Stores, Inc.	226,959	19,815,790
INDUSTRIAL CONGLOMERATES—2.4%
Honeywell International, Inc.	460,047	66,320,376
INDUSTRIAL GASES—1.3%
Air Products & Chemicals, Inc.	220,365	35,132,792
INDUSTRIAL MACHINERY—1.4%
Stanley Black & Decker, Inc.	234,168	37,829,840
INTERNET & DIRECT MARKETING RETAIL—9.6%
Amazon. com, Inc. *	194,247	214,697,324
Expedia, Inc.	170,115	21,206,536
Netflix, Inc. *	131,409	25,812,670
The Priceline Group, Inc. *	3,514	6,718,627
		268,435,157
INTERNET SOFTWARE & SERVICES—13.8%
Alibaba Group Holding Ltd. #*	417,450	77,182,331
Alphabet, Inc. , Cl. C*	137,361	139,646,687
Altaba, Inc. *	323,047	22,652,056

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—96.1% (CONT. )	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—13.8% (CONT. )
Facebook, Inc. , Cl. A*	815,269	$146,797,336
Palantir Technologies, Inc. , Cl. A*,@,(b)	153,282	881,371
		387,159,781
INVESTMENT BANKING & BROKERAGE—0.9%
Morgan Stanley	503,091	25,154,550
IT CONSULTING & OTHER SERVICES—1.1%
Cognizant Technology Solutions Corp. , Cl. A	391,974	29,660,673
LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	78,853	18,058,914
LIFE SCIENCES TOOLS & SERVICES—1.0%
Illumina, Inc. *	73,499	15,081,260
Thermo Fisher Scientific, Inc.	70,627	13,689,631
		28,770,891
MANAGED HEALTH CARE—4.7%
Aetna, Inc.	246,322	41,882,130
Cigna Corp.	23,668	4,667,803
Humana, Inc.	45,936	11,729,757
UnitedHealth Group, Inc.	351,512	73,894,853
		132,174,543
MOVIES & ENTERTAINMENT—0.2%
Time Warner, Inc.	59,393	5,837,738
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Co.	311,764	13,324,793
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Pioneer Natural Resources Co.	144,552	21,635,098
PERSONAL PRODUCTS—0.4%
The Estee Lauder Cos, Inc. , Cl. A	97,938	10,950,448
PHARMACEUTICALS—0.3%
Bristol-Myers Squibb Co.	151,005	9,310,968
RAILROADS—0.7%
Union Pacific Corp.	175,631	20,336,313
RESTAURANTS—1.2%
McDonald's Corp.	209,514	34,969,982
SEMICONDUCTOR EQUIPMENT—1.2%
Applied Materials, Inc.	605,661	34,177,450
SEMICONDUCTORS—6.0%
Broadcom Ltd.	317,100	83,685,861
Cavium, Inc. *	169,630	11,702,774
Microchip Technology, Inc.	427,607	40,537,143
Micron Technology, Inc. *	463,794	20,550,712
NVIDIA Corp.	60,648	12,542,613
		169,019,103
SOFT DRINKS—0.1%
PepsiCo, Inc.	24,649	2,717,059

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—96.1% (CONT. )	SHARES	VALUE
SPECIALTY CHEMICALS—1.2%
The Sherwin-Williams Co.	86,286	$34,095,913
SYSTEMS SOFTWARE—7.6%
Choicestream, Inc. *,@,(a),(b)	82,955	–
Microsoft Corp.	2,134,713	177,565,427
Oracle Corp.	109,903	5,594,063
Red Hat, Inc. *	120,787	14,594,693
ServiceNow, Inc. *	129,834	16,407,123
		214,161,306
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.1%
Apple, Inc.	1,090,750	184,380,380
Western Digital Corp.	153,777	13,727,673
		198,108,053
TOBACCO—0.6%
Philip Morris International, Inc.	168,126	17,592,705
TRADING COMPANIES & DISTRIBUTORS—0.7%
HD Supply Holdings, Inc. *	222,889	7,888,042
United Rentals, Inc. *	82,876	11,725,296
		19,613,338
WIRELESS TELECOMMUNICATION SERVICES—0.4%
T-Mobile US, Inc. *	173,659	10,379,598
TOTAL COMMON STOCKS
(Cost $1,930,039,027)		2,691,336,319
PREFERRED STOCKS—0.3%	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—0.1%
Palantir Technologies, Inc. , Cl. B*,@,(b)	625,130	3,594,498
Palantir Technologies, Inc. , Cl. D*,@,(b)	81,445	468,309
		4,062,807
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc. , Series DD*,@,(b)	76,682	4,403,847
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , Series A*,@,(a),(b)	715,332	–
Choicestream, Inc. , Series B*,@,(a),(b)	1,649,956	–
		–
TOTAL PREFERRED STOCKS
(Cost $8,711,512)		8,466,654
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 6/22/26*,@,(a),(b)	387,502	–
(Cost $387,114)		–
MASTER LIMITED PARTNERSHIP—1.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
The Blackstone Group LP.	844,990	28,129,717
(Cost $24,182,133)		28,129,717

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments October 31, 2017 (Continued)

REAL ESTATE INVESTMENT TRUST—2.2%	SHARES	VALUE
SPECIALIZED—2.2%
Crown Castle International Corp.	162,428	$17,392,790
Equinix, Inc.	93,727	43,442,465
		60,835,255
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $53,504,714)		60,835,255
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 11.00%, 8/05/18@,(a),(b)	387,502	–
(Cost $388)		–
Total Investments
(Cost $2,016,824,888)	99.6%	$2,788,767,945
Affiliated Securities (Cost $1,973,570)		–
Unaffiliated Securities (Cost $2,014,851,318)		2,788,767,945
Other Assets in Excess of Liabilities	0.4%	12,490,859
NET ASSETS	100.0%	$2,801,258,804

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities Note 11.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Choicestream, Inc.	03/14/14	$24,057	0.00%	$0	0.00%
Choicestream, Inc. , 11.00%,
8/05/18	08/04/16	388	0.00%	0	0.00%
Choicestream, Inc. , 6/22/26	08/04/16	387,114	0.02%	0	0.00%
Choicestream, Inc. , Series A	12/17/13	572,038	0.03%	0	0.00%
Choicestream, Inc. , Series B	07/10/14	989,973	0.05%	0	0.00%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	2,483,730	0.14%	4,403,847	0.16%
Palantir Technologies, Inc. , Cl. A	10/07/14	997,406	0.05%	881,371	0.03%
Palantir Technologies, Inc. , Cl. B	10/07/14	4,128,004	0.22%	3,594,498	0.13%
Palantir Technologies, Inc. , Cl. D	10/14/14	537,767	0.03%	468,309	0.01%
Total				$9,348,025	0.33%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—99.1%	SHARES	VALUE
ARGENTINA—0.3%
INTERNET & DIRECT MARKETING RETAIL—0.3%
Despegar. com Corp. *	20,088	$618,710
(Cost $542,845)
AUSTRALIA—1.4%
DIVERSIFIED METALS & MINING—1.4%
Rio Tinto Ltd.	48,000	2,557,910
(Cost $2,404,516)
AUSTRIA—3.2%
DIVERSIFIED BANKS—3.2%
Bawag Group AG*,(a)	60,000	3,180,040
Erste Group Bank AG	58,000	2,489,648
		5,669,688
(Cost $5,728,249)
BRAZIL—0.6%
DIVERSIFIED BANKS—0.6%
Banco Bradesco SA	100,000	1,060,210
(Cost $996,968)
CANADA—9.0%
DIVERSIFIED BANKS—1.9%
Royal Bank of Canada	44,000	3,440,794
FOOD RETAIL—1.2%
Alimentation Couche-Tard, Inc. , Cl. B	45,000	2,110,280
INTEGRATED OIL & GAS—0.9%
Suncor Energy, Inc.	45,000	1,528,026
LIFE & HEALTH INSURANCE—2.3%
Manulife Financial Corp.	207,000	4,162,788
OIL & GAS EXPLORATION & PRODUCTION—2.7%
Canadian Natural Resources Ltd.	85,000	2,966,664
Encana Corp.	162,000	1,895,170
		4,861,834
TOTAL CANADA
(Cost $15,487,914)		16,103,722
CHINA—10.4%
ALUMINUM—0.5%
Aluminum Corp. of China Ltd. , Cl. H*	1,000,000	803,188
AUTOMOBILE MANUFACTURERS—0.7%
BYD Co. , Ltd. , Cl. H	145,000	1,267,834
CASINOS & GAMING—0.7%
Sands China Ltd.	270,000	1,273,754
DIVERSIFIED BANKS—1.1%
China Construction Bank Corp. , Cl. H	2,170,000	1,939,351
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
Hangzhou Hikvision Digital Technology Co. , Ltd. , Cl. A	200,000	1,185,321
HEALTH CARE FACILITIES—0.7%
China Resources Phoenix Healthcare Holdings Co. , Ltd.	953,705	1,252,602

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—99.1% (CONT. )	SHARES	VALUE
CHINA—10.4% (CONT. )
INDUSTRIAL MACHINERY—0.4%
Shenzhen Inovance Technology Co. , Ltd. , Cl. A	149,940	$697,685
INTERNET SOFTWARE & SERVICES—5.6%
Alibaba Group Holding Ltd. #*	39,044	7,218,845
Tencent Holdings Ltd.	65,800	2,957,369
		10,176,214
TOTAL CHINA
(Cost $17,214,792)		18,595,949
DENMARK—0.3%
BIOTECHNOLOGY—0.3%
Genmab A/S*	3,000	605,802
(Cost $675,637)
FRANCE—7.4%
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
LVMH Moet Hennessy Louis Vuitton SE	6,000	1,789,580
AUTO PARTS & EQUIPMENT—1.1%
Valeo SA	28,061	1,899,848
DIVERSIFIED BANKS—1.9%
BNP Paribas SA	44,236	3,452,599
DIVERSIFIED SUPPORT SERVICES—0.6%
SPIE SA	39,000	1,026,145
ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Schneider Electric SE	24,900	2,187,746
INTEGRATED OIL & GAS—0.7%
TOTAL SA	23,000	1,281,977
PERSONAL PRODUCTS—0.9%
L'Oreal SA	7,500	1,669,227
TOTAL FRANCE
(Cost $12,516,646)		13,307,122
GERMANY—12.4%
ADVERTISING—1.1%
Stroeer SE & Co. KGaA	31,600	2,020,940
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
adidas AG	4,500	1,001,625
APPLICATION SOFTWARE—2.1%
SAP SE	33,264	3,800,832
AUTOMOBILE MANUFACTURERS—0.6%
Bayerische Motoren Werke AG	9,235	947,145
HEALTH CARE SERVICES—1.0%
Fresenius Medical Care AG & Co. KGaA	19,000	1,839,618
INDUSTRIAL CONGLOMERATES—1.6%
Siemens AG	20,045	2,879,119
INTEGRATED TELECOMMUNICATION SERVICES—1.0%
Deutsche Telekom AG	100,000	1,810,733

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—99.1% (CONT. )	SHARES	VALUE
GERMANY—12.4% (CONT. )
INTERNET & DIRECT MARKETING RETAIL—0.3%
Shop Apotheke Europe NV*, (a)	7,630	$564,198
MULTI-LINE INSURANCE—2.0%
Allianz SE	15,391	3,593,166
PHARMACEUTICALS—1.6%
Bayer AG	22,200	2,887,753
STEEL—0.5%
thyssenkrupp AG	34,000	912,088
TOTAL GERMANY
(Cost $20,702,635)		22,257,217
HONG KONG—2.4%
HOUSEHOLD APPLIANCES—1.1%
Techtronic Industries Co. , Ltd.	330,000	1,937,159
LIFE & HEALTH INSURANCE—1.3%
AIA Group Ltd.	312,693	2,356,276
TOTAL HONG KONG
(Cost $3,848,285)		4,293,435
INDIA—0.8%
DIVERSIFIED BANKS—0.8%
HDFC Bank Ltd.	50,200	1,405,507
(Cost $1,151,379)
ITALY—2.5%
DIVERSIFIED BANKS—1.1%
UniCredit SpA	100,000	1,911,065
INTERNET & DIRECT MARKETING RETAIL—1.0%
Yoox Net-A-Porter Group SpA	47,500	1,774,299
OIL & GAS EQUIPMENT & SERVICES—0.4%
Tenaris SA	60,000	819,080
TOTAL ITALY
(Cost $4,369,523)		4,504,444
JAPAN—16.8%
COMMODITY CHEMICALS—1.4%
Toray Industries, Inc.	251,000	2,540,533
CONSTRUCTION & ENGINEERING—0.7%
Kyudenko Corp.	30,000	1,324,582
CONSUMER ELECTRONICS—1.5%
Sony Corp.	62,000	2,593,751
DIVERSIFIED BANKS—1.9%
Mitsubishi UFJ Financial Group, Inc.	501,000	3,398,355
ELECTRONIC COMPONENTS—1.3%
Alps Electric Co. , Ltd.	74,000	2,264,700
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
Keyence Corp.	2,400	1,332,540
GENERAL MERCHANDISE STORES—1.0%
Don Quijote Holdings Co. , Ltd.	43,000	1,803,637

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—99.1% (CONT. )	SHARES	VALUE
JAPAN—16.8% (CONT. )
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
Persol Holdings Co. , Ltd.	75,000	$1,859,675
INDUSTRIAL MACHINERY—3.2%
DMG Mori Co. , Ltd.	100,000	2,016,559
FANUC Corp.	10,700	2,501,916
Harmonic Drive Systems, Inc.	10,000	519,632
THK Co. , Ltd.	20,000	729,524
		5,767,631
LIFE & HEALTH INSURANCE—1.2%
T&D Holdings, Inc.	130,000	2,028,086
REAL ESTATE SERVICES—1.0%
Open House Co. , Ltd.	45,000	1,734,622
SEMICONDUCTOR EQUIPMENT—0.4%
Disco Corp.	3,200	741,526
WIRELESS TELECOMMUNICATION SERVICES—1.5%
SoftBank Group Corp.	31,000	2,747,288
TOTAL JAPAN
(Cost $25,787,467)		30,136,926
LUXEMBOURG—1.4%
REAL ESTATE OPERATING COMPANIES—1.4%
Aroundtown SA	370,000	2,596,980
(Cost $2,414,493)
NETHERLANDS—1.6%
DIVERSIFIED BANKS—0.3%
ING Groep NV	34,000	628,303
SEMICONDUCTOR EQUIPMENT—1.3%
ASML Holding NV	12,800	2,313,600
TOTAL NETHERLANDS
(Cost $2,790,161)		2,941,903
NORWAY—1.0%
DIVERSIFIED BANKS—0.5%
Skandiabanken ASA(a)	81,000	821,425
PACKAGED FOODS & MEATS—0.5%
Leroy Seafood Group ASA	165,000	990,847
TOTAL NORWAY
(Cost $1,621,758)		1,812,272
RUSSIA—0.5%
FOOD RETAIL—0.5%
X5 Retail Group NV*,(b)	20,000	822,000
(Cost $650,901)
SOUTH KOREA—4.5%
SEMICONDUCTORS—1.0%
SK Hynix, Inc.	23,000	1,699,281
STEEL—0.5%
POSCO	3,000	876,224

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—99.1% (CONT. )	SHARES	VALUE
SOUTH KOREA—4.5% (CONT. )
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.0%
Samsung Electronics Co. , Ltd.	2,200	$5,434,196
TOTAL SOUTH KOREA
(Cost $7,096,786)		8,009,701
SWEDEN—4.1%
BUILDING PRODUCTS—0.5%
Assa Abloy AB. , Cl. B	42,000	885,433
DIVERSIFIED BANKS—1.2%
Nordea Bank AB	184,000	2,223,466
ELECTRONIC MANUFACTURING SERVICES—0.7%
HMS Networks AB	67,766	1,173,668
HOUSEHOLD PRODUCTS—0.7%
Essity AB. , Cl. B*	43,000	1,285,177
OIL & GAS EXPLORATION & PRODUCTION—0.5%
Lundin Petroleum AB	40,000	940,957
REAL ESTATE OPERATING COMPANIES—0.5%
Fabege AB	43,000	907,907
TOTAL SWEDEN
(Cost $6,844,184)		7,416,608
SWITZERLAND—5.7%
DIVERSIFIED CAPITAL MARKETS—2.9%
Credit Suisse Group AG	120,000	1,891,250
UBS Group AG	197,000	3,351,918
		5,243,168
INDUSTRIAL MACHINERY—1.0%
Interroll Holding AG	1,245	1,779,730
PACKAGED FOODS & MEATS—1.8%
Nestle SA	38,000	3,197,585
TOTAL SWITZERLAND
(Cost $9,657,098)		10,220,483
TAIWAN—3.6%
ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Sunny Friend Environmental Technology Co. , Ltd.	200,000	1,268,229
INDUSTRIAL MACHINERY—1.1%
Airtac International Group	120,000	1,946,574
SEMICONDUCTORS—1.8%
Taiwan Semiconductor Manufacturing Co. , Ltd.	410,000	3,316,929
TOTAL TAIWAN
(Cost $5,898,466)		6,531,732
UNITED KINGDOM—5.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Man Group PLC.	843,518	2,169,663
HOUSEHOLD PRODUCTS—0.5%
Reckitt Benckiser Group PLC.	11,000	984,356

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—99.1% (CONT. )	SHARES	VALUE
UNITED KINGDOM—5.3% (CONT. )
IT CONSULTING & OTHER SERVICES—1.1%
Keywords Studios PLC.	90,819	$1,927,963
PHARMACEUTICALS—0.9%
GlaxoSmithKline PLC.	87,104	1,563,639
TRADING COMPANIES & DISTRIBUTORS—1.6%
Ashtead Group PLC.	110,000	2,834,187
TOTAL UNITED KINGDOM
(Cost $8,360,366)		9,479,808
UNITED STATES—3.9%
BUILDING PRODUCTS—0.4%
Johnson Controls International PLC.	15,000	620,850
HEALTH CARE EQUIPMENT—0.7%
Medtronic PLC.	16,000	1,288,320
PHARMACEUTICALS—0.5%
Allergan PLC.	5,000	886,150
SEMICONDUCTORS—2.3%
Broadcom Ltd.	15,632	4,125,441
TOTAL UNITED STATES
(Cost $6,627,067)		6,920,761
TOTAL COMMON STOCKS
(Cost $163,388,136)		177,868,890
RIGHTS—0.0%	SHARES	VALUE
CHINA—0.0%
INTERNET SOFTWARE & SERVICES—0.0%
China Literature Ltd. , 11/08/17*	51	337
(Cost $–)
Total Investments
(Cost $163,388,136)	99.1%	$177,869,227
Unaffiliated Securities (Cost $163,388,136)		177,869,227
Other Assets in Excess of Liabilities	0.9%	1,574,353
NET ASSETS	100.0%	$179,443,580

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 2.6% of the net assets of the
Fund.
(b) Global Depositary Receipts.
* Non-income producing security.

Industry classification are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—94.7%	SHARES	VALUE
AEROSPACE & DEFENSE—0.8%
HEICO Corp.	16,274	$1,475,726
AIR FREIGHT & LOGISTICS—0.5%
XPO Logistics, Inc. *	11,797	818,122
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Michael Kors Holdings Ltd. *	15,248	744,255
PVH Corp.	17,958	2,277,254
		3,021,509
APPAREL RETAIL—1.7%
Burlington Stores, Inc. *	15,433	1,449,005
Ross Stores, Inc.	27,119	1,721,785
		3,170,790
APPLICATION SOFTWARE—3.7%
Autodesk, Inc. *	24,668	3,082,513
Paylocity Holding Corp. *	18,756	1,001,758
Splunk, Inc. *	22,938	1,543,727
Workday, Inc. , Cl. A*	10,894	1,209,125
		6,837,123
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
WisdomTree Investments, Inc.	169,767	1,882,716
AUTO PARTS & EQUIPMENT—1.0%
Delphi Automotive PLC.	17,738	1,762,802
BIOTECHNOLOGY—6.7%
Alexion Pharmaceuticals, Inc. *	5,379	643,651
BioMarin Pharmaceutical, Inc. *	10,965	900,117
Bluebird Bio, Inc. *	12,583	1,750,295
Clovis Oncology, Inc. *	23,020	1,735,018
Exact Sciences Corp. *	30,143	1,657,564
Incyte Corp. *	5,106	578,254
Sarepta Therapeutics, Inc. *	26,929	1,327,869
Spark Therapeutics, Inc. *	5,241	423,997
TESARO, Inc. *	12,720	1,472,594
Vertex Pharmaceuticals, Inc. *	12,336	1,803,893
		12,293,252
BROADCASTING—0.5%
CBS Corp. , Cl. B	16,010	898,481
BUILDING PRODUCTS—1.5%
Fortune Brands Home & Security, Inc.	22,198	1,466,400
Johnson Controls International PLC.	9,396	388,901
Lennox International, Inc.	4,787	914,939
		2,770,240
CASINOS & GAMING—0.8%
Wynn Resorts Ltd.	9,534	1,406,170
COMMUNICATIONS EQUIPMENT—2.6%
Lumentum Holdings, Inc. *	36,553	2,308,322
Palo Alto Networks, Inc. *	16,482	2,426,150
		4,734,472

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—94.7% (CONT. )	SHARES	VALUE
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.9%
WABCO Holdings, Inc. *	11,821	$1,744,425
CONSTRUCTION MATERIALS—1.3%
Vulcan Materials Co.	19,313	2,351,358
CONSUMER ELECTRONICS—0.0%
Roku, Inc. , Cl. A*	4,404	89,754
CONSUMER FINANCE—0.3%
LendingClub Corp. *	91,885	522,826
DATA PROCESSING & OUTSOURCED SERVICES—4.4%
Alliance Data Systems Corp.	7,153	1,600,341
Fiserv, Inc. *	21,296	2,756,341
FleetCor Technologies, Inc. *	4,807	794,453
Total System Services, Inc.	23,332	1,681,070
WNS Holdings Ltd. #*	33,465	1,268,993
		8,101,198
DIVERSIFIED SUPPORT SERVICES—0.6%
Cintas Corp.	7,001	1,043,429
ELECTRICAL COMPONENTS & EQUIPMENT—2.6%
AMETEK, Inc.	12,571	848,417
Hubbell, Inc. , Cl. B	13,933	1,753,050
Rockwell Automation, Inc.	10,587	2,126,081
		4,727,548
ELECTRONIC COMPONENTS—0.8%
Universal Display Corp.	9,916	1,452,694
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
Cognex Corp.	5,113	629,666
Trimble, Inc. *	45,340	1,853,499
		2,483,165
FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
FMC Corp.	13,234	1,228,909
FINANCIAL EXCHANGES & DATA—3.1%
Intercontinental Exchange, Inc.	32,859	2,171,980
MarketAxess Holdings, Inc.	9,899	1,722,426
S&P Global, Inc.	10,953	1,713,816
		5,608,222
GENERAL MERCHANDISE STORES—1.1%
Dollar Tree, Inc. *	23,173	2,114,536
HEALTH CARE EQUIPMENT—5.2%
ABIOMED, Inc. *	14,824	2,859,846
Edwards Lifesciences Corp. *	4,780	488,659
IDEXX Laboratories, Inc. *	11,651	1,936,047
Insulet Corp. *	38,094	2,240,308
Intuitive Surgical, Inc. *	2,627	986,071
Masimo Corp. *	10,552	926,044
		9,436,975

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—94.7% (CONT. )	SHARES	VALUE
HEALTH CARE SUPPLIES—1.3%
Align Technology, Inc. *	9,823	$2,347,501
HEALTH CARE TECHNOLOGY—0.7%
Medidata Solutions, Inc. *	17,554	1,320,587
HOME ENTERTAINMENT SOFTWARE—1.0%
Electronic Arts, Inc. *	15,359	1,836,936
HOME FURNISHINGS—0.6%
Mohawk Industries, Inc. *	4,381	1,146,771
HOMEBUILDING—0.6%
Lennar Corp. , Cl. A	19,187	1,068,140
HOTELS RESORTS & CRUISE LINES—2.1%
Extended Stay America, Inc.	111,904	2,217,937
Norwegian Cruise Line Holdings Ltd. *	29,453	1,642,005
		3,859,942
HOUSEHOLD PRODUCTS—0.8%
Church & Dwight Co. , Inc.	34,319	1,550,189
HOUSEWARES & SPECIALTIES—0.6%
Newell Brands, Inc.	26,082	1,063,624
INDUSTRIAL CONGLOMERATES—1.5%
Roper Technologies, Inc.	10,654	2,750,543
INDUSTRIAL GASES—1.1%
Air Products & Chemicals, Inc.	12,454	1,985,541
INDUSTRIAL MACHINERY—3.4%
Fortive Corp.	25,094	1,813,292
Parker-Hannifin Corp.	7,440	1,358,618
Stanley Black & Decker, Inc.	13,701	2,213,397
Welbilt, Inc. *	37,978	837,795
		6,223,102
INTERNET & DIRECT MARKETING RETAIL—1.4%
Despegar. com Corp. *	23,758	731,747
Expedia, Inc.	15,599	1,944,571
		2,676,318
INTERNET SOFTWARE & SERVICES—1.2%
LogMeIn, Inc.	9,160	1,108,818
Match Group, Inc. *	38,649	1,033,474
Palantir Technologies, Inc. , Cl. A*,@,(a)	16,376	94,162
		2,236,454
IT CONSULTING & OTHER SERVICES—2.4%
DXC Technology Co.	14,796	1,354,130
EPAM Systems, Inc. *	20,408	1,860,189
Gartner, Inc. *	10,125	1,268,764
		4,483,083
LEISURE FACILITIES—1.1%
Vail Resorts, Inc.	9,091	2,082,021
LIFE SCIENCES TOOLS & SERVICES—3.3%
Agilent Technologies, Inc.	19,083	1,298,217

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—94.7% (CONT. )	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—3.3% (CONT. )
Illumina, Inc. *	12,232	$2,509,884
Mettler-Toledo International, Inc. *	2,243	1,531,139
PRA Health Sciences, Inc. *	9,059	737,674
		6,076,914
MANAGED HEALTH CARE—0.9%
Cigna Corp.	2,273	448,281
WellCare Health Plans, Inc. *	6,366	1,258,813
		1,707,094
METAL & GLASS CONTAINERS—1.0%
Ball Corp.	44,396	1,905,920
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Encana Corp.	81,762	956,615
Pioneer Natural Resources Co.	7,540	1,128,512
		2,085,127
PACKAGED FOODS & MEATS—1.0%
McCormick & Co. , Inc.	11,101	1,104,882
Pinnacle Foods, Inc.	14,704	800,192
		1,905,074
PAPER PACKAGING—0.9%
International Paper Co.	29,409	1,684,254
PHARMACEUTICALS—2.1%
Aerie Pharmaceuticals, Inc. *	30,365	1,875,039
GW Pharmaceuticals PLC. #*	2,892	312,191
Zoetis, Inc. , Cl. A	22,410	1,430,206
Zogenix, Inc. *	5,128	192,300
		3,809,736
PROPERTY & CASUALTY INSURANCE—1.1%
The Progressive Corp.	40,172	1,954,368
RAILROADS—0.4%
Kansas City Southern	6,549	682,537
REGIONAL BANKS—1.8%
Citizens Financial Group, Inc.	23,317	886,279
Regions Financial Corp.	149,868	2,319,957
		3,206,236
RESEARCH & CONSULTING SERVICES—0.5%
FTI Consulting, Inc. *	20,737	886,507
RESTAURANTS—0.5%
Dunkin' Brands Group, Inc.	16,611	981,212
SEMICONDUCTOR EQUIPMENT—2.3%
Lam Research Corp.	20,326	4,239,394
SEMICONDUCTORS—5.5%
Broadcom Ltd.	11,763	3,104,373
Cavium, Inc. *	36,940	2,548,491
Microchip Technology, Inc.	27,741	2,629,847

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—94.7% (CONT. )	SHARES	VALUE
SEMICONDUCTORS—5.5% (CONT. )
Skyworks Solutions, Inc.	16,118	$1,835,195
		10,117,906
SPECIALIZED CONSUMER SERVICES—0.7%
ServiceMaster Global Holdings, Inc. *	28,502	1,342,729
SPECIALTY CHEMICALS—0.4%
Axalta Coating Systems Ltd. *	24,551	816,321
SYSTEMS SOFTWARE—4.5%
Dell Technologies, Inc. , Cl. V*	15,794	1,307,269
Proofpoint, Inc. *	20,031	1,851,065
Red Hat, Inc. *	24,750	2,990,543
ServiceNow, Inc. *	16,490	2,083,841
		8,232,718
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.8%
Western Digital Corp.	16,124	1,439,390
TRADING COMPANIES & DISTRIBUTORS—0.8%
United Rentals, Inc. *	10,985	1,554,158
TRUCKING—0.5%
Old Dominion Freight Line, Inc.	7,703	933,064
TOTAL COMMON STOCKS
(Cost $163,335,256)		174,167,853
PREFERRED STOCKS—0.6%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	219,610	685,183
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc. , Cl. B*,@,(a)	66,787	384,025
Palantir Technologies, Inc. , Cl. D*,@,(a)	8,701	50,031
		434,056
TOTAL PREFERRED STOCKS
(Cost $1,486,720)		1,119,239
RIGHTS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.9%
Tolero CDR*,@,(a),(c)	590,059	1,685,090
		1,685,090
TOTAL RIGHTS
(Cost $315,501)		1,685,090
REAL ESTATE INVESTMENT TRUST—2.3%	SHARES	VALUE
HEALTH CARE—0.3%
Omega Healthcare Investors, Inc.	22,865	659,884
SPECIALIZED—2.0%
CyrusOne, Inc.	26,967	1,655,504
SBA Communications Corp. , Cl. A*	12,394	1,948,089
		3,603,593
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $4,060,102)		4,263,477

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC. *,@,(a)	314,956	$380,215
(Cost $314,956)		380,215
Total Investments
(Cost $169,512,535)	98.7%	181,615,874
Affiliated Securities (Cost $988,245)		685,183
Unaffiliated Securities (Cost $168,524,290)		180,930,691
Other Assets in Excess of Liabilities	1.3%	2,298,289
NET ASSETS	100.0%	$183,914,163

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b)Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
JS Kred SPV I, LLC.	06/25/15	$314,956	0.15%	$380,215	0.21%
Palantir Technologies, Inc. , Cl. A	10/07/14	106,559	0.05%	94,162	0.05%
Palantir Technologies, Inc. , Cl. B	10/07/14	441,023	0.22%	384,025	0.21%
Palantir Technologies, Inc. , Cl. D	10/14/14	57,451	0.03%	50,031	0.03%
Prosetta Biosciences, Inc. , Series D	02/06/15	988,245	0.50%	685,183	0.37%
Tolero CDR	02/06/17	315,501	0.19%	1,685,090	0.91%
Total				$3,278,706	1.78%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—93.4%	SHARES	VALUE
AEROSPACE & DEFENSE—2.7%
HEICO Corp.	56,850	$5,155,158
AIR FREIGHT & LOGISTICS—3.6%
XPO Logistics, Inc. *	99,213	6,880,422
APPAREL ACCESSORIES & LUXURY GOODS—2.0%
Canada Goose Holdings, Inc. *	175,896	3,778,246
APPAREL RETAIL—0.1%
Francesca's Holdings Corp. *	27,027	174,865
APPLICATION SOFTWARE—14.9%
Ebix, Inc.	100,671	6,840,594
Everbridge, Inc. *	170,005	4,528,933
Globant SA*	57,638	2,174,105
HubSpot, Inc. *	38,751	3,353,899
Paylocity Holding Corp. *	132,917	7,099,097
RealPage, Inc. *	17,179	743,851
The Ultimate Software Group, Inc. *	18,945	3,838,068
		28,578,547
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Financial Engines, Inc.	5,985	216,058
Virtus Investment Partners, Inc.	9,727	1,132,223
		1,348,281
BIOTECHNOLOGY—7.5%
ACADIA Pharmaceuticals, Inc. *	87,368	3,043,028
Portola Pharmaceuticals, Inc. *	118,298	5,845,104
Puma Biotechnology, Inc. *	30,693	3,907,219
Ultragenyx Pharmaceutical, Inc. *	35,085	1,617,068
		14,412,419
CONSUMER ELECTRONICS—0.8%
GoPro, Inc. , Cl. A*	148,379	1,547,593
EDUCATION SERVICES—3.4%
Chegg, Inc. *	425,794	6,604,065
ELECTRONIC MANUFACTURING SERVICES—2.2%
IPG Photonics Corp. *	20,093	4,278,001
GENERAL MERCHANDISE STORES—1.8%
Ollie's Bargain Outlet Holdings, Inc. *	76,357	3,409,340
HEALTH CARE DISTRIBUTORS—0.1%
PetIQ, Inc. , Cl. A*	6,421	154,489
HEALTH CARE EQUIPMENT—3.7%
Insulet Corp. *	120,503	7,086,781
HEALTH CARE FACILITIES—1.5%
US Physical Therapy, Inc.	42,257	2,871,363
HEALTH CARE SERVICES—1.1%
Diplomat Pharmacy, Inc. *	104,708	2,204,103
HEALTH CARE TECHNOLOGY—1.8%
Cotiviti Holdings, Inc. *	96,052	3,377,188

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—93.4% (CONT. )	SHARES	VALUE
HUMAN RESOURCE & EMPLOYMENT SERVICES—3.0%
WageWorks, Inc. *	91,904	$5,858,880
INDUSTRIAL MACHINERY—3.7%
Proto Labs, Inc. *	7,785	679,241
The Middleby Corp. *	56,432	6,540,469
		7,219,710
INTERNET & DIRECT MARKETING RETAIL—5.0%
Wayfair, Inc. , Cl. A*	136,183	9,519,192
INTERNET SOFTWARE & SERVICES—11.9%
2U, Inc. *	35,464	2,256,574
GTT Communications, Inc. *	159,705	5,821,247
Palantir Technologies, Inc. , Cl. A*,@,(a)	81,310	467,533
SPS Commerce, Inc. *	5,218	256,517
Stamps. com, Inc. *	35,624	7,994,026
The Trade Desk, Inc. , Cl. A*	94,382	6,221,661
		23,017,558
IT CONSULTING & OTHER SERVICES—2.1%
EPAM Systems, Inc. *	43,654	3,979,062
LEISURE FACILITIES—1.8%
Planet Fitness, Inc. , Cl. A	127,507	3,396,786
PHARMACEUTICALS—0.6%
Aerie Pharmaceuticals, Inc. *	19,927	1,230,492
REAL ESTATE SERVICES—5.0%
FirstService Corp. *	131,453	9,157,016
Redfin Corp. *	21,981	517,433
		9,674,449
REGIONAL BANKS—3.5%
Independent Bank Group, Inc.	39,864	2,507,446
Signature Bank*	32,367	4,208,034
		6,715,480
RESTAURANTS—0.2%
Chuy's Holdings, Inc. *	14,148	318,330
SEMICONDUCTORS—1.4%
Impinj, Inc. *	15,697	535,895
MACOM Technology Solutions Holdings, Inc. *	53,166	2,173,426
		2,709,321
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.8%
Electronics For Imaging, Inc. *	115,533	3,565,348
Stratasys Ltd. *	2,233	50,287
		3,615,635
THRIFTS & MORTGAGE FINANCE—2.5%
BofI Holding, Inc. *	178,211	4,793,876
TRADING COMPANIES & DISTRIBUTORS—3.0%
H&E Equipment Services, Inc.	56,199	1,851,195

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—93.4% (CONT. )	SHARES	VALUE
TRADING COMPANIES & DISTRIBUTORS—3.0% (CONT. )
SiteOne Landscape Supply, Inc. *	63,005	$4,001,448
		5,852,643
TOTAL COMMON STOCKS
(Cost $147,690,927)		179,762,275
PREFERRED STOCKS—3.0%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	231,474	722,199
INTERNET SOFTWARE & SERVICES—1.1%
Palantir Technologies, Inc. , Cl. B*,@,(a)	331,607	1,906,740
Palantir Technologies, Inc. , Cl. D*,@,(a)	43,203	248,417
		2,155,157
PHARMACEUTICALS—1.5%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	49,317	2,832,276
TOTAL PREFERRED STOCKS
(Cost $5,114,017)		5,709,632
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Dyax Corp. *,@,(a)	37,550	106,642
(Cost $0)		106,642
Total Investments
(Cost $152,804,944)	96.4%	$185,578,549
Affiliated Securities (Cost $1,041,633)		722,199
Unaffiliated Securities (Cost $151,763,311)		184,856,350
Other Assets in Excess of Liabilities	3.6%	6,932,703
NET ASSETS	100.0%	$192,511,252

(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities Note 11.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Dyax Corp. Rights	05/07/15	$0	0.00%	$45,156	0.02%
Dyax Corp. Rights	05/15/15	0	0.00	1,704	0.00%
Dyax Corp. Rights	06/18/15	0	0.00	40,470	0.02%
Dyax Corp. Rights	06/26/15	0	0.00	19,312	0.01%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	1,597,378	0.14%	2,832,276	1.47%
Palantir Technologies, Inc. , Cl. A	10/07/14	529,084	0.05%	467,533	0.24%
Palantir Technologies, Inc. , Cl. B	10/07/14	2,189,744	0.22%	1,906,740	0.99%
Palantir Technologies, Inc. , Cl. D	10/14/14	285,262	0.03%	248,417	0.13%
Prosetta Biosciences, Inc. , Series D	02/06/15	1,041,633	0.10%	722,199	0.38%
Total				$6,283,807	3.26%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—96.4%	SHARES	VALUE
AEROSPACE & DEFENSE—1.0%
Hexcel Corp.	23,964	$1,454,375
APPAREL RETAIL—0.4%
Burlington Stores, Inc. *	5,460	512,639
APPLICATION SOFTWARE—13.6%
ACI Worldwide, Inc. *	101,461	2,443,181
Blackbaud, Inc.	40,898	4,142,968
Ellie Mae, Inc. *	13,027	1,171,779
Everbridge, Inc. *	27,084	721,518
Guidewire Software, Inc. *	26,163	2,092,517
HubSpot, Inc. *	21,438	1,855,459
Manhattan Associates, Inc. *	43,165	1,806,887
Paycom Software, Inc. *	15,266	1,254,865
Tyler Technologies, Inc. *	21,601	3,829,641
		19,318,815
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
WisdomTree Investments, Inc.	239,936	2,660,890
BIOTECHNOLOGY—5.1%
ACADIA Pharmaceuticals, Inc. *	43,948	1,530,709
Bluebird Bio, Inc. *	4,216	586,446
CareDx, Inc. *	12,314	72,037
Clovis Oncology, Inc. *	9,154	689,937
Halozyme Therapeutics, Inc. *	51,042	904,975
Incyte Corp. *	6,064	686,748
Ironwood Pharmaceuticals, Inc. , Cl. A*	30,125	463,322
Sarepta Therapeutics, Inc. *	13,688	674,955
TESARO, Inc. *	9,526	1,102,825
Ultragenyx Pharmaceutical, Inc. *	12,869	593,132
		7,305,086
BREWERS—0.5%
Craft Brew Alliance, Inc. *	42,368	773,216
COMMUNICATIONS EQUIPMENT—1.8%
Lumentum Holdings, Inc. *	18,980	1,198,587
NetScout Systems, Inc. *	52,671	1,495,856
		2,694,443
CONSUMER FINANCE—2.0%
LendingClub Corp. *	495,519	2,819,503
ELECTRONIC COMPONENTS—2.3%
Dolby Laboratories, Inc. , Cl. A	27,658	1,602,505
Universal Display Corp.	11,755	1,722,108
		3,324,613
ELECTRONIC EQUIPMENT & INSTRUMENTS—6.4%
Cognex Corp.	57,327	7,059,821
FLIR Systems, Inc.	45,623	2,136,069
		9,195,890
FINANCIAL EXCHANGES & DATA—0.5%
MarketAxess Holdings, Inc.	4,185	728,190

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—96.4% (CONT. )	SHARES	VALUE
HEALTH CARE EQUIPMENT—12.1%
Abaxis, Inc.	45,061	$2,180,952
ABIOMED, Inc. *	19,874	3,834,092
Cantel Medical Corp.	47,896	4,697,640
Cardiovascular Systems, Inc. *	28,068	675,597
DexCom, Inc. *	16,919	760,847
Inogen, Inc. *	24,056	2,379,860
Insulet Corp. *	45,530	2,677,619
		17,206,607
HEALTH CARE SUPPLIES—7.2%
Meridian Bioscience, Inc.	63,459	948,712
Neogen Corp. *	56,778	4,553,596
Quidel Corp. *	114,877	4,704,213
		10,206,521
HEALTH CARE TECHNOLOGY—8.3%
Medidata Solutions, Inc. *	60,900	4,581,507
Quality Systems, Inc. *	82,749	1,164,278
Veeva Systems, Inc. , Cl. A*	58,318	3,553,899
Vocera Communications, Inc. *	89,531	2,526,565
		11,826,249
HOME ENTERTAINMENT SOFTWARE—3.2%
Take-Two Interactive Software, Inc. *	41,322	4,572,279
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
WageWorks, Inc. *	47,755	3,044,381
INDUSTRIAL MACHINERY—3.2%
DMC Global, Inc.	29,564	643,017
Sun Hydraulics Corp.	67,855	3,903,698
		4,546,715
INTERNET & DIRECT MARKETING RETAIL—0.3%
Despegar. com Corp. *	12,715	391,622
INTERNET SOFTWARE & SERVICES—4.1%
Cornerstone OnDemand, Inc. *	37,515	1,439,075
NIC, Inc.	54,029	918,493
Q2 Holdings, Inc. *	36,341	1,546,310
Shopify, Inc. , Cl. A*	12,355	1,229,199
SPS Commerce, Inc. *	16,393	805,880
		5,938,957
IT CONSULTING & OTHER SERVICES—1.3%
InterXion Holding NV*	33,466	1,786,750
LEISURE FACILITIES—1.0%
Planet Fitness, Inc. , Cl. A	52,869	1,408,430
LIFE SCIENCES TOOLS & SERVICES—3.8%
Bio-Techne Corp.	28,664	3,755,557
PRA Health Sciences, Inc. *	21,335	1,737,309
		5,492,866
MANAGED HEALTH CARE—0.8%
HealthEquity, Inc. *	23,788	1,194,633

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—96.4% (CONT. )	SHARES	VALUE
MOVIES & ENTERTAINMENT—1.5%
Lions Gate Entertainment Corp. , Cl. A*	21,534	$624,917
Lions Gate Entertainment Corp. , Cl. B*	21,534	595,630
Live Nation Entertainment, Inc. *	19,623	859,095
		2,079,642
OIL & GAS EQUIPMENT & SERVICES—0.7%
RPC, Inc.	43,747	1,063,490
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Parsley Energy, Inc. , Cl. A*	19,498	518,647
PERSONAL PRODUCTS—0.6%
elf Beauty, Inc. *	42,704	904,898
PHARMACEUTICALS—1.4%
Aerie Pharmaceuticals, Inc. *	31,679	1,956,178
RESTAURANTS—1.8%
Shake Shack, Inc. , Cl. A*	34,579	1,312,619
Wingstop, Inc.	35,951	1,217,660
		2,530,279
SEMICONDUCTORS—2.2%
Cavium, Inc. *	21,259	1,466,659
Microsemi Corp. *	31,717	1,692,736
		3,159,395
SPECIALTY CHEMICALS—2.1%
Balchem Corp.	31,950	2,693,066
Flotek Industries, Inc. *	64,794	318,786
		3,011,852
SPECIALTY STORES—0.5%
Five Below, Inc. *	12,094	668,194
SYSTEMS SOFTWARE—2.3%
Proofpoint, Inc. *	35,089	3,242,574
TOTAL COMMON STOCKS
(Cost $93,444,033)		137,538,819
PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	50,688	158,147
(Cost $228,096)		158,147
RIGHTS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Dyax Corp. *,@,(a)	9,700	27,548
Neuralstem, Inc. , Strike Price: 47.32, 1/8/19*	5,997	–
Tolero CDR*,@,(a),(c)	174,782	499,142
		526,690
TOTAL RIGHTS
(Cost $94,483)		526,690

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments October 31, 2017 (Continued)

REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
CyrusOne, Inc.	22,660	$1,391,097
(Cost $762,426)		1,391,097
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC. *,@,(a)	290,078	350,182
(Cost $290,078)		350,182
Total Investments
(Cost $94,819,116)	98.1%	$139,964,935
Affiliated Securities (Cost $228,096)		158,147
Unaffiliated Securities (Cost $94,591,020)		139,806,788
Other Assets in Excess of Liabilities	1.9%	2,710,810
NET ASSETS	100.0%	$142,675,745

(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b)Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Dyax Corp. Rights	05/01/15	$0	0.00%	$27,548	0.02%
Dyax Corp. Rights	08/14/15	0	0.00%	-	0.00%
JS Kred SPV I, LLC.	06/26/15	290,078	0.15%	350,182	0.25%
Prosetta Biosciences, Inc. , Series D	02/06/15	228,096	0.10%	158,147	0.11%
Tolero CDR	02/06/17	94,483	0.08%	499,142	0.35%
Total				$1,035,019	0.73%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—98.9%	SHARES	VALUE
APPLICATION SOFTWARE—20.8%
ACI Worldwide, Inc. *	588,714	$14,176,233
ANSYS, Inc. *	68,576	9,375,025
Blackbaud, Inc.	161,609	16,370,992
Ellie Mae, Inc. *	147,245	13,244,688
Guidewire Software, Inc. *	191,405	15,308,572
HubSpot, Inc. *	101,748	8,806,289
Manhattan Associates, Inc. *	153,118	6,409,519
Paycom Software, Inc. *	160,514	13,194,251
PROS Holdings, Inc. *	343,715	7,764,522
Tyler Technologies, Inc. *	100,725	17,857,535
		122,507,626
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
WisdomTree Investments, Inc.	1,049,057	11,634,042
BIOTECHNOLOGY—3.6%
Clovis Oncology, Inc. *	40,454	3,049,018
Incyte Corp. *	82,769	9,373,589
Ironwood Pharmaceuticals, Inc. , Cl. A*	326,012	5,014,065
TESARO, Inc. *	31,529	3,650,112
		21,086,784
COMMUNICATIONS EQUIPMENT—0.8%
NetScout Systems, Inc. *	176,656	5,017,030
CONSUMER FINANCE—0.7%
LendingClub Corp. *	771,647	4,390,672
ELECTRONIC COMPONENTS—2.7%
Universal Display Corp.	107,309	15,720,769
ELECTRONIC EQUIPMENT & INSTRUMENTS—4.1%
Cognex Corp.	194,674	23,974,103
FINANCIAL EXCHANGES & DATA—1.7%
MarketAxess Holdings, Inc.	58,110	10,111,140
HEALTH CARE EQUIPMENT—16.5%
Abaxis, Inc.	175,148	8,477,163
ABIOMED, Inc. *	102,269	19,729,736
Cantel Medical Corp.	206,481	20,251,656
Cardiovascular Systems, Inc. *	311,141	7,489,164
Heska Corp. *	100,888	9,836,580
Inogen, Inc. *	150,256	14,864,826
Insulet Corp. *	275,531	16,203,978
		96,853,103
HEALTH CARE SUPPLIES—6.7%
Meridian Bioscience, Inc.	349,446	5,224,218
Neogen Corp. *	192,992	15,477,958
Quidel Corp. *	458,927	18,793,060
		39,495,236
HEALTH CARE TECHNOLOGY—9.6%
Medidata Solutions, Inc. *	257,007	19,334,637
Veeva Systems, Inc. , Cl. A*	387,454	23,611,447

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—98.9% (CONT. )	SHARES	VALUE
HEALTH CARE TECHNOLOGY—9.6% (CONT. )
Vocera Communications, Inc. *	489,634	$13,817,472
		56,763,556
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.7%
WageWorks, Inc. *	250,322	15,958,028
INDUSTRIAL MACHINERY—5.5%
DMC Global, Inc.	319,740	6,954,345
Proto Labs, Inc. *	134,145	11,704,151
Sun Hydraulics Corp.	234,776	13,506,663
		32,165,159
INTERNET SOFTWARE & SERVICES—8.6%
Cornerstone OnDemand, Inc. *	289,310	11,097,931
NIC, Inc.	386,399	6,568,783
Shopify, Inc. , Cl. A*	106,000	10,545,940
SPS Commerce, Inc. *	106,599	5,240,407
Stamps. com, Inc. *	76,653	17,200,933
		50,653,994
LIFE SCIENCES TOOLS & SERVICES—2.1%
Bio-Techne Corp.	91,837	12,032,484
MANAGED HEALTH CARE—1.7%
HealthEquity, Inc. *	198,315	9,959,379
PERSONAL PRODUCTS—1.4%
elf Beauty, Inc. *	377,820	8,006,006
RESTAURANTS—0.9%
Wingstop, Inc.	160,745	5,444,433
SEMICONDUCTORS—2.4%
Cavium, Inc. *	207,160	14,291,968
SPECIALTY CHEMICALS—1.9%
Balchem Corp.	133,176	11,225,405
SYSTEMS SOFTWARE—2.5%
Proofpoint, Inc. *	158,992	14,692,451
TOTAL COMMON STOCKS
(Cost $476,387,221)		581,983,368
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(b)	11,905	33,998
		33,998
TOTAL RIGHTS
(Cost $6,436)		33,998
Total Investments
(Cost $476,393,657)	98.9%	582,017,366
Unaffiliated Securities (Cost $476,393,657)		582,017,366
Other Assets in Excess of Liabilities	1.1%	6,640,254
NET ASSETS	100.0%	$588,657,620

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments October 31, 2017 (Continued)

(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b)Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Tolero CDR	02/06/17	6,436	0.00%	33,998	0.01%
Total				$33,998	0.01%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—91.4%	SHARES	VALUE
BIOTECHNOLOGY—39.5%
AbbVie, Inc.	78,000	$7,039,500
ACADIA Pharmaceuticals, Inc. *	19,000	661,770
Alexion Pharmaceuticals, Inc. *	24,000	2,871,840
Amicus Therapeutics, Inc. *	110,000	1,566,400
Avexis, Inc. *	7,500	783,825
Biogen, Inc.	9,000	2,804,940
BioMarin Pharmaceutical, Inc. *	38,000	3,119,420
Bioverativ, Inc. *	26,500	1,497,250
Bluebird Bio, Inc. *	22,000	3,060,200
Blueprint Medicines Corp. *	9,000	597,780
Celgene Corp. *	18,500	1,867,945
Clovis Oncology, Inc. *	30,247	2,279,716
Emmaus Life Sciences, Inc. *,@,(a)	479,063	2,912,703
Exact Sciences Corp. *	42,000	2,309,580
FibroGen, Inc. *	8,000	446,800
Five Prime Therapeutics, Inc. *	17,000	762,620
Genmab A/S*	7,500	1,514,505
Global Blood Therapeutics, Inc. *	12,000	477,600
Halozyme Therapeutics, Inc. *	158,000	2,801,340
Immunomedics, Inc. *	22,000	235,840
Incyte Corp. *	17,000	1,925,250
Juno Therapeutics, Inc. *	20,000	898,200
Ligand Pharmaceuticals, Inc. *	3,500	508,725
Loxo Oncology, Inc. *	5,000	430,800
Neurocrine Biosciences, Inc. *	10,000	621,100
Puma Biotechnology, Inc. *	6,500	827,450
Ra Pharmaceuticals, Inc. *	17,000	223,380
Radius Health, Inc. *	16,500	529,815
Repligen Corp. *	25,000	930,000
Sarepta Therapeutics, Inc. *	70,000	3,451,700
Spark Therapeutics, Inc. *	21,000	1,698,900
TESARO, Inc. *	18,500	2,141,745
Vertex Pharmaceuticals, Inc. *	39,000	5,702,970
vTv Therapeutics, Inc. , Cl. A*	2,000	12,640
Zealand Pharma A/S#*	40,000	738,800
		60,253,049
HEALTH CARE DISTRIBUTORS—0.1%
PetIQ, Inc. , Cl. A*	8,500	204,510
HEALTH CARE EQUIPMENT—16.7%
ABIOMED, Inc. *	28,000	5,401,760
Baxter International, Inc.	27,000	1,740,690
Boston Scientific Corp. *	16,000	450,240
DexCom, Inc. *	3,000	134,910
Edwards Lifesciences Corp. *	7,500	766,725
IDEXX Laboratories, Inc. *	19,000	3,157,230
Insulet Corp. *	50,000	2,940,500
Intuitive Surgical, Inc.	11,500	4,316,640
Masimo Corp. *	12,000	1,053,120

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—91.4% (CONT. )	SHARES	VALUE
HEALTH CARE EQUIPMENT—16.7% (CONT. )
Mazor Robotics Ltd. #*	8,500	$548,760
Obalon Therapeutics, Inc. *	46,795	394,482
Stryker Corp.	22,000	3,407,140
Teleflex, Inc.	5,000	1,184,900
		25,497,097
HEALTH CARE SUPPLIES—2.8%
Align Technology, Inc. *	18,000	4,301,640
HEALTH CARE TECHNOLOGY—0.8%
Veeva Systems, Inc. , Cl. A*	19,000	1,157,860
LIFE SCIENCES TOOLS & SERVICES—6.4%
Agilent Technologies, Inc.	33,000	2,244,990
Illumina, Inc. *	18,000	3,693,420
Mettler-Toledo International, Inc. *	3,800	2,593,994
PRA Health Sciences, Inc. *	8,500	692,155
QIAGEN NV	17,000	575,620
		9,800,179
MANAGED HEALTH CARE—11.9%
Aetna, Inc.	15,012	2,552,490
Cigna Corp.	13,500	2,662,470
Humana, Inc.	10,500	2,681,175
UnitedHealth Group, Inc.	43,000	9,039,460
WellCare Health Plans, Inc. *	6,000	1,186,440
		18,122,035
PHARMACEUTICALS—13.2%
Aerie Pharmaceuticals, Inc. *	39,000	2,408,250
AstraZeneca PLC. #	24,000	828,000
Bristol-Myers Squibb Co.	91,000	5,611,060
Eli Lilly & Co.	20,500	1,679,770
GW Pharmaceuticals PLC. #*	9,000	971,550
Intra-Cellular Therapies, Inc. *	18,000	280,620
Johnson & Johnson	34,000	4,739,940
Novo Nordisk A/S#	35,500	1,767,545
Zoetis, Inc. , Cl. A	16,000	1,021,120
Zogenix, Inc. *	20,692	775,951
		20,083,806
TOTAL COMMON STOCKS
(Cost $106,738,791)		139,420,176
PREFERRED STOCKS—2.1%	SHARES	VALUE
BIOTECHNOLOGY—1.8%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	897,366	2,799,782
PHARMACEUTICALS—0.3%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	7,546	433,366
TOTAL PREFERRED STOCKS
(Cost $4,282,562)		3,233,148

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments October 31, 2017 (Continued)

RIGHTS—4.3%	SHARES	VALUE
BIOTECHNOLOGY—4.3%
Dyax Corp. *,@,(a)	21,800	$61,912
Emmaus Life Sciences, Inc. , 9/11/18*,@,(a)	320,000	950,400
Neuralstem, Inc. , Strike Price: 47.32, 1/8/19*,(a)	26,472	–
Tolero CDR*,@,(a),(c)	1,956,996	5,588,789
		6,601,101
TOTAL RIGHTS
(Cost $1,044,370)		6,601,101
Total Investments
(Cost $112,065,723)	97.8%	$149,254,425
Affiliated Securities (Cost $4,038,147)		2,799,782
Unaffiliated Securities (Cost $108,027,576)		146,454,643
Other Assets in Excess of Liabilities	2.2%	3,450,197
NET ASSETS	100.0%	$152,704,622

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year for the purpose of Section 2(a)(3) of the Investment Company Act of
1940, See Affiliated Securities Note 11.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Dyax Corp. Rights	04/01/15	$0	0.00%	$61,912	0.04%
Dyax Corp. Rights	10/15/15	0	0.00%	-	0.00%
Emmaus Life Sciences, Inc.	06/06/14	556,721	0.28%	967,103	0.63%
Emmaus Life Sciences, Inc.	09/09/13	800,000	0.42%	1,945,600	1.27%
Emmaus Life Sciences, Inc. , Rights	09/09/13	0	0.00%	950,400	0.62%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	290,376	0.15%	433,366	0.29%
Prosetta Biosciences, Inc. , Series D	02/06/15	4,038,147	2.00%	2,799,782	1.83%
Tolero CDR	02/06/17	1,044,370	0.90%	5,588,789	3.67%
Total				$12,746,952	8.35%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2017

COMMON STOCKS—92.1%	SHARES	VALUE
AEROSPACE & DEFENSE—3.5%
General Dynamics Corp.	7,556	$1,533,717
The Boeing Co.	10,004	2,580,832
		4,114,549
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc. , Cl. B	4,399	517,014
AIRPORT SERVICES—0.5%
Macquarie Infrastructure Corp.	8,137	565,928
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Tapestry, Inc. *	16,537	677,190
APPAREL RETAIL—0.6%
The Gap, Inc.	26,419	686,630
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
BlackRock, Inc. , Cl. A	4,284	2,017,036
AUTO PARTS & EQUIPMENT—0.7%
Delphi Automotive PLC.	8,803	874,842
BIOTECHNOLOGY—1.9%
AbbVie, Inc.	9,023	814,326
Amgen, Inc.	4,100	718,402
Gilead Sciences, Inc.	9,700	727,112
		2,259,840
BREWERS—0.5%
Molson Coors Brewing Co. , Cl. B	7,489	605,635
BUILDING PRODUCTS—1.1%
Johnson Controls International PLC.	31,280	1,294,679
CABLE & SATELLITE—2.1%
Comcast Corp. , Cl. A	66,582	2,398,949
COMMUNICATIONS EQUIPMENT—1.3%
Cisco Systems, Inc.	43,199	1,475,246
CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	11,100	628,371
CONSUMER FINANCE—0.5%
Discover Financial Services	8,743	581,672
DIVERSIFIED BANKS—6.7%
Bank of America Corp.	69,555	1,905,112
JPMorgan Chase & Co.	42,602	4,286,187
Wells Fargo & Co.	28,454	1,597,408
		7,788,707
DIVERSIFIED CHEMICALS—1.1%
DowDuPont, Inc.	17,320	1,252,409
DRUG RETAIL—0.9%
CVS Health Corp.	15,600	1,069,068
ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Eaton Corp., PLC.	9,500	760,190

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—92.1% (CONT. )	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—1.1% (CONT. )
Hubbell, Inc. , Cl. B	4,864	$611,988
		1,372,178
FINANCIAL EXCHANGES & DATA—1.6%
CME Group, Inc. , Cl. A	13,763	1,887,871
HEALTH CARE EQUIPMENT—0.6%
Medtronic PLC.	8,783	707,207
HOME IMPROVEMENT RETAIL—2.2%
The Home Depot, Inc.	15,200	2,519,856
HOTELS RESORTS & CRUISE LINES—1.5%
Extended Stay America, Inc.	37,604	745,311
Royal Caribbean Cruises Ltd.	8,400	1,039,668
		1,784,979
HOUSEHOLD PRODUCTS—1.4%
The Procter & Gamble Co.	18,860	1,628,372
HYPERMARKETS & SUPER CENTERS—0.9%
Wal-Mart Stores, Inc.	11,700	1,021,527
INDUSTRIAL CONGLOMERATES—3.6%
General Electric Co.	68,347	1,377,876
Honeywell International, Inc.	19,156	2,761,529
		4,139,405
INDUSTRIAL GASES—0.6%
Air Products & Chemicals, Inc.	4,609	734,813
INTEGRATED OIL & GAS—3.1%
Exxon Mobil Corp.	28,532	2,378,142
TOTAL SA#	23,119	1,288,191
		3,666,333
INTEGRATED TELECOMMUNICATION SERVICES—2.7%
AT&T, Inc.	30,300	1,019,595
Verizon Communications, Inc.	45,395	2,173,059
		3,192,654
INTERNET & DIRECT MARKETING RETAIL—0.6%
Amazon. com, Inc. *	640	707,379
INTERNET SOFTWARE & SERVICES—5.2%
Alphabet, Inc. , Cl. A*	2,005	2,071,245
Alphabet, Inc. , Cl. C*	2,010	2,043,447
Facebook, Inc. , Cl. A*	10,900	1,962,654
		6,077,346
INVESTMENT BANKING & BROKERAGE—2.3%
Morgan Stanley	54,020	2,701,000
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	10,410	653,644
MANAGED HEALTH CARE—3.3%
Aetna, Inc.	11,549	1,963,676
UnitedHealth Group, Inc.	8,912	1,873,481
		3,837,157

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—92.1% (CONT. )	SHARES	VALUE
MOVIES & ENTERTAINMENT—0.7%
Time Warner, Inc.	8,488	$834,286
MULTI-LINE INSURANCE—0.8%
The Hartford Financial Services Group, Inc.	16,900	930,345
MULTI-UTILITIES—0.8%
Sempra Energy	7,991	938,943
OIL & GAS EQUIPMENT & SERVICES—0.7%
Halliburton Co.	19,500	833,430
OIL & GAS EXPLORATION & PRODUCTION—0.8%
ConocoPhillips	17,676	904,127
PACKAGED FOODS & MEATS—0.6%
The Kraft Heinz Co.	8,600	665,038
PHARMACEUTICALS—8.3%
Bristol-Myers Squibb Co.	28,880	1,780,741
Eli Lilly & Co.	20,500	1,679,770
GlaxoSmithKline PLC. #	21,339	777,380
Johnson & Johnson	20,000	2,788,200
Pfizer, Inc.	62,024	2,174,561
Roche Holding AG#	17,055	493,145
		9,693,797
RAILROADS—0.5%
CSX Corp.	10,763	542,778
RESTAURANTS—2.5%
Darden Restaurants, Inc.	8,100	666,387
Dunkin' Brands Group, Inc.	10,654	629,332
McDonald's Corp.	9,800	1,635,718
		2,931,437
SEMICONDUCTOR EQUIPMENT—1.0%
KLA-Tencor Corp.	10,895	1,186,357
SEMICONDUCTORS—4.3%
Broadcom Ltd.	10,900	2,876,619
Intel Corp.	35,637	1,621,127
QUALCOMM, Inc.	12,100	617,221
		5,114,967
SOFT DRINKS—2.7%
PepsiCo, Inc.	20,247	2,231,827
The Coca-Cola Co.	20,700	951,786
		3,183,613
SYSTEMS SOFTWARE—4.7%
Choicestream, Inc. *,@,(a),(b)	5,064	–
Microsoft Corp.	66,604	5,540,121
		5,540,121
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.7%
Apple, Inc.	33,935	5,736,372
Western Digital Corp.	9,824	876,988
		6,613,360

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2017 (Continued)

COMMON STOCKS—92.1% (CONT. )	SHARES	VALUE
TOBACCO—2.1%
Altria Group, Inc.	39,079	$2,509,653
TOTAL COMMON STOCKS
(Cost $62,700,541)		107,861,738
CONVERTIBLE PREFERRED STOCKS—0.4%	SHARES	VALUE
PHARMACEUTICALS—0.4%
Allergan PLC. , 5.50%, 3/1/2018	770	495,641
(Cost $770,000)		495,641
PREFERRED STOCKS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , Series A*,@,(a),(b)	43,672	–
Choicestream, Inc. , Series B*,@,(a),(b)	89,234	–
		–
TOTAL PREFERRED STOCKS
(Cost $88,464)		–
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 6/22/26*,@,(a),(b)	15,285	–
(Cost $15,269)		–
MASTER LIMITED PARTNERSHIP—1.8%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
The Blackstone Group LP.(c)	50,400	1,677,816
OIL & GAS STORAGE & TRANSPORTATION—0.4%
Cheniere Energy Partners LP.*,(c)	16,300	456,237
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $1,669,385)		2,134,053
REAL ESTATE INVESTMENT TRUST—3.0%	SHARES	VALUE
HEALTH CARE—0.6%
Welltower, Inc.	11,100	743,256
MORTGAGE—0.6%
Blackstone Mortgage Trust, Inc. , Cl. A(c)	22,200	706,626
SPECIALIZED—1.8%
Crown Castle International Corp.	11,257	1,205,400
Lamar Advertising Co. , Cl. A	12,600	887,544
		2,092,944
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,848,793)		3,542,826
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc. , 11.00%, 8/5/18@,(a),(b)	15,285	–
(Cost $14)		–
SHORT—TERM INVESTMENTS—1.5%	SHARES	VALUE
MONEY MARKET FUND—1.5%
Invesco Government & Agency Portfolio	1,808,020	1,808,020

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments October 31, 2017 (Continued)

SHORT—TERM INVESTMENTS—1.5% (CONT. )	SHARES	VALUE
MONEY MARKET FUND—1.5% (CONT. )
(Cost $1,808,020)		1,808,020
Total Investments
(Cost $69,900,487)	98.8%	$115,842,278
Affiliated Securities (Cost $105,217)		–
Unaffiliated Securities (Cost $69,795,270)		$115,842,278
Other Assets in Excess of Liabilities	1.2%	1,337,772
NET ASSETS	100.0%	$117,180,050

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities Note 11.
(b) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c) All or portion of the security is on loan.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2017
Choicestream, Inc.	03/14/14	$1,469	0.00%	$0	0.00%
Choicestream, Inc. , 11.00%,
8/05/18	08/04/16	14	0.00%	0	0.00%
Choicestream, Inc. , 6/22/26	08/04/16	15,269	0.02%	0	0.00%
Choicestream, Inc. , Series A	12/17/13	34,924	0.03%	0	0.00%
Choicestream, Inc. , Series B	07/10/14	53,541	0.05%	0	0.00%
Total				$–	–%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2017

	Alger Capital	Alger
	Appreciation	International
	Fund	Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)*see accompanying schedules of investments	$2,788,767,945	$177,869,227
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	—	—
Cash and cash equivalents	2,241,247	—
Foreign cash †	—	1,575,492
Receivable for investment securities sold	27,105,409	1,811,175
Receivable for shares of beneficial interest sold	3,821,887	31,953
Dividends and interest receivable	893,106	478,168
Receivable from Investment Manager	—	7,716
Prepaid expenses	286,357	69,126
Total Assets	2,823,115,951	181,842,857

LIABILITIES:
Payable for investment securities purchased	15,792,721	718,987
Payable for shares of beneficial interest redeemed	2,276,440	109,403
Bank overdraft	—	1,163,792
Accrued investment advisory fees	1,839,557	111,202
Accrued transfer agent fees	842,421	61,406
Accrued distribution fees	592,157	58,728
Accrued administrative fees	65,958	4,307
Accrued shareholder administrative fees	34,122	2,454
Accrued other expenses	413,771	168,998
Total Liabilities	21,857,147	2,399,277
NET ASSETS	$2,801,258,804	$179,443,580

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	1,868,183,475	158,468,061
Undistributed net investment income (accumulated loss)	690,901	6,606,650
Undistributed net realized gain (accumulated realized loss)	160,488,034	(102,285)
Net unrealized appreciation on investments	771,896,394	14,471,154
NET ASSETS	$2,801,258,804	$179,443,580
* Identified cost	$2,014,851,318(a)	$163,388,136	(b)
** Identified cost	$1,973,570(a)	$—
† Cost of foreign cash	$—	$1,578,413
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund
NET ASSETS BY CLASS:
Class A	$1,506,389,446	$119,476,867
Class B	$14,819,650	$24,777,167
Class C	$297,043,917	$12,130,253
Class I	$—	$1,742,302
Class Z	$983,005,791	$21,316,991

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	58,240,629	6,795,763
Class B	712,120	1,614,382
Class C	14,207,232	810,025
Class I	—	99,330
Class Z	37,155,350	1,199,316

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$25.86	$17.58
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$27.30	$18.56
Class B — Net Asset Value Per Share Class B	$20.81	$15.35
Class C — Net Asset Value Per Share Class C	$20.91	$14.98
Class I — Net Asset Value Per Share Class I	$—	$17.54
Class Z — Net Asset Value Per Share Class Z	$26.46	$17.77
See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$2,038,655,869, amounted to $750,112,076 which consisted of aggregate gross unrealized appreciation of $789,468,224 and aggregate gross unrealized depreciation of $39,356,148.
(b) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$165,541,114, amounted to $12,328,113 which consisted of aggregate gross unrealized appreciation of $16,041,933 and aggregate gross unrealized depreciation of $3,713,820.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Mid Cap	Alger SMid Cap
	Growth Fund	Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)*see accompanying schedules of investments	$180,930,691	$184,856,350
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	685,183	722,199
Cash and cash equivalents	7,250,758	7,884,327
Receivable for investment securities sold	5,054,926	—
Receivable for shares of beneficial interest sold	122,571	1,016,297
Dividends and interest receivable	30,891	4,377
Receivable from Investment Manager	608	79
Receivable for escrow (Identified cost below) ***	678,214	—
Prepaid expenses	74,839	84,042
Total Assets	194,828,681	194,567,671

LIABILITIES:
Payable for investment securities purchased	10,430,904	1,528,481
Payable for shares of beneficial interest redeemed	101,500	146,247
Accrued investment advisory fees	120,971	134,129
Accrued transfer agent fees	70,362	83,037
Accrued distribution fees	58,894	50,901
Accrued administrative fees	4,377	4,554
Accrued shareholder administrative fees	2,552	2,317
Accrued other expenses	124,958	106,753
Total Liabilities	10,914,518	2,056,419
NET ASSETS	$183,914,163	$192,511,252

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	170,823,184	136,359,683
Undistributed net investment income (accumulated loss)	(1,143,185)	—
Undistributed net realized gain	1,562,723	23,377,965
Net unrealized appreciation on investments	12,671,441	32,773,604
NET ASSETS	$183,914,163	$192,511,252
* Identified cost	$168,524,290(a)	$151,763,311	(b)
** Identified cost	$988,245(a)	$1,041,633	(b)
*** Identified cost escrow receivable	$107,969	$—
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Mid Cap	Alger SMid Cap
	Growth Fund	Focus Fund
NET ASSETS BY CLASS:
Class A	$136,794,696	$84,643,875
Class B	$18,375,134	$—
Class C	$15,437,870	$31,650,764
Class I	$—	$23,373,585
Class Y	$—	$107,094
Class Z	$13,306,463	$52,735,934

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	10,157,515	6,574,512
Class B	1,702,127	—
Class C	1,446,497	3,279,903
Class I	—	1,778,632
Class Y	—	8,150
Class Z	981,004	3,918,506

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$13.47	$12.87
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$14.21	$13.59
Class B — Net Asset Value Per Share Class B	$10.80	$—
Class C — Net Asset Value Per Share Class C	$10.67	$9.65
Class I — Net Asset Value Per Share Class I	$—	$13.14
Class Y — Net Asset Value Per Share Class Y	$—	$13.14
Class Z — Net Asset Value Per Share Class Z	$13.56	$13.46
See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$169,584,580, amounted to $12,709,508 which consisted of aggregate gross unrealized appreciation of $14,917,401 and aggregate gross unrealized depreciation of $2,207,893.
(b) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$153,822,560, amounted to $31,755,989 which consisted of aggregate gross unrealized appreciation of $38,279,364 and aggregate gross unrealized depreciation of $6,523,375.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Small Cap	Alger Small Cap
	Growth Fund	Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)*see accompanying schedules of investments	$139,806,788	$582,017,366
Investments in affiliated securities, at value (Identified cost
below)**see accompanying schedules of investments	158,147	—
Cash and cash equivalents	2,975,560	5,037,198
Receivable for shares of beneficial interest sold	23,106	6,066,271
Dividends and interest receivable	2,995	—
Receivable from Investment Manager	3,984	—
Receivable for escrow (Identified cost below) ***	200,894	13,684
Prepaid expenses	75,556	136,722
Total Assets	143,247,030	593,271,241

LIABILITIES:
Payable for investment securities purchased	—	3,351,494
Payable for shares of beneficial interest redeemed	279,171	594,533
Accrued investment advisory fees	100,901	372,268
Due to investment advisor	—	10,409
Accrued transfer agent fees	44,518	64,842
Accrued distribution fees	34,049	80,465
Accrued administrative fees	3,426	13,650
Accrued shareholder administrative fees	1,903	5,647
Accrued other expenses	107,317	120,313
Total Liabilities	571,285	4,613,621
NET ASSETS	$142,675,745	$588,657,620

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	97,972,806	481,312,465
Undistributed net investment income (accumulated loss)	(1,210,707)	(2,281,198)
Undistributed net realized gain	600,530	3,991,162
Net unrealized appreciation on investments	45,313,116	105,635,191
NET ASSETS	$142,675,745	$588,657,620
* Identified cost	$94,591,020(a)	$476,393,657	(b)
** Identified cost	$228,096(a)	$—
*** Identified cost escrow receivable	$32,333	$2,202
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Small Cap	Alger Small Cap
	Growth Fund	Focus Fund
NET ASSETS BY CLASS:
Class A	$102,317,814	$77,790,754
Class B	$5,397,310	$—
Class C	$8,007,284	$48,344,909
Class I	$—	$109,145,914
Class Y	$—	$3,278,877
Class Z	$26,953,337	$350,097,166

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	12,183,357	5,218,210
Class B	841,283	—
Class C	1,286,384	3,559,464
Class I	—	7,143,730
Class Y	—	212,310
Class Z	3,135,249	22,676,522

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$8.40	$14.91
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$8.86	$15.73
Class B — Net Asset Value Per Share Class B	$6.42	$—
Class C — Net Asset Value Per Share Class C	$6.22	$13.58
Class I — Net Asset Value Per Share Class I	$—	$15.28
Class Y — Net Asset Value Per Share Class Y	$—	$15.44
Class Z — Net Asset Value Per Share Class Z	$8.60	$15.44
See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$95,495,975, amounted to $44,669,854 which consisted of aggregate gross unrealized appreciation of $48,425,619 and aggregate gross unrealized depreciation of $3,755,765.
(b) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$478,226,421, amounted to $103,804,629 which consisted of aggregate gross unrealized appreciation of $116,355,515 and aggregate gross unrealized depreciation of $12,550,886.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Health	Alger Growth &
	Sciences Fund	Income Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)*see accompanying schedules of investments #
(Including in Alger Growth & Income Fund securities loaned
at value of $1,770,840)	$146,454,643	$115,842,278
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	2,799,782	—
Cash and cash equivalents	1,212,013	3,244,286
Receivable for investment securities sold	1,427,688	—
Receivable for shares of beneficial interest sold	213,414	85,341
Dividends and interest receivable	119,749	145,828
Receivable from Investment Manager	3,577	—
Receivable for escrow (Identified cost below) ***	2,249,371	—
Prepaid expenses	46,306	44,423
Total Assets	154,526,543	119,362,156

LIABILITIES:
Payable for investment securities purchased	1,057,766	—
Collateral on securities loaned at value (Note 4)	—	1,808,020
Payable for shares of beneficial interest redeemed	448,911	171,717
Accrued investment advisory fees	111,365	59,879
Accrued transfer agent fees	57,955	32,820
Accrued distribution fees	49,134	35,275
Accrued administrative fees	3,781	2,815
Accrued shareholder administrative fees	2,107	1,561
Accrued other expenses	90,902	70,019
Total Liabilities	1,821,921	2,182,106
NET ASSETS	$152,704,622	$117,180,050

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	110,957,641	68,899,347
Undistributed net investment income (accumulated loss)	(1,081,795)	432,973
Undistributed net realized gain	3,752,380	1,907,780
Net unrealized appreciation on investments	39,076,396	45,939,950
NET ASSETS	$152,704,622	$117,180,050
* Identified cost	$108,027,576(a)	$69,795,270	(b)
** Identified cost	$4,038,147(a)	$105,217	(b)
*** Identified cost escrow receivable	$357,397	$—
# Includes collateral on stock loan	$—	$1,808,020
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities October 31, 2017 (Continued)

	Alger Health	Alger Growth &
	Sciences Fund	Income Fund
NET ASSETS BY CLASS:
Class A	$95,913,068	$72,427,369
Class C	$31,147,996	$22,265,642
Class Z	$25,643,558	$22,487,039

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	3,812,328	1,825,359
Class C	1,539,374	568,917
Class Z	1,021,311	566,236

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$25.16	$39.68
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$26.55	$41.88
Class C — Net Asset Value Per Share Class C	$20.23	$39.14
Class Z — Net Asset Value Per Share Class Z	$25.11	$39.71
See Notes to Financial Statements.

(a) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$113,858,539, amounted to $37,645,257 which consisted of aggregate gross unrealized appreciation of $41,122,549 and aggregate gross unrealized depreciation of $3,477,292.
(b) At October 31, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$69,495,101, amounted to $46,347,177 which consisted of aggregate gross unrealized appreciation of $47,807,999 and aggregate gross unrealized depreciation of $1,460,822.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2017

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$29,254,304	$3,745,619
Interest from unaffiliated securities	133,981	13,734
Interest from affiliated securities — Note 11	7,714	—
Total Income	29,395,999	3,759,353

EXPENSES:
Advisory fees — Note 3(a)	20,171,826	1,226,191
Distribution fees — Note 3(c)
Class A	3,529,805	273,570
Class B	156,187	239,646
Class C	2,979,811	131,611
Class I	—	16,200
Shareholder administrative fees — Note 3(f)	373,264	26,796
Administration fees — Note 3(b)	718,039	47,493
Custodian fees	166,684	137,831
Interest expenses	8,621	485
Transfer agent fees and expenses — Note 3(f)	1,897,028	156,128
Printing fees	342,350	45,500
Professional fees	232,916	64,650
Registration fees	120,433	91,836
Trustee fees — Note 3(g)	108,211	6,989
Fund accounting fees	339,058	28,290
Miscellaneous	199,673	45,493
Total Expenses	31,343,906	2,538,709
Less, expense reimbursements/waivers — Note 3(a)	—	(48,600)
Net Expenses	31,343,906	2,490,109
NET INVESTMENT INCOME (LOSS)	(1,947,907)	1,269,244

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY:
Net realized gain on unaffiliated investments	201,205,273	20,254,607
Net realized (loss) on foreign currency transactions	(5,020)	(150,591)
Net change in unrealized appreciation on unaffiliated
investments	485,721,149	13,517,598
Net change in unrealized appreciation on affiliated
investments	(1,740,728)	—
Net change in unrealized appreciation on foreign currency	3	54,382
Net realized and unrealized gain on investments and foreign
currency	685,180,677	33,675,996
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$683,232,770	$34,945,240
* Foreign withholding taxes	$(44,745)	$431,762
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2017 (Continued)

	Alger Mid Cap	Alger SMid Cap
	Growth Fund	Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,282,777	$501,322
Interest from unaffiliated securities	40,857	24,451
Total Income	1,323,634	525,773

EXPENSES:
Advisory fees — Note 3(a)	1,305,514	1,328,138
Distribution fees — Note 3(c)
Class A	315,151	190,496
Class B	185,239	1,288
Class C	174,405	296,576
Class I	—	50,498
Shareholder administrative fees — Note 3(f)	27,710	23,286
Administration fees — Note 3(b)	47,239	45,091
Custodian fees	48,738	43,611
Interest expenses	38	2,687
Transfer agent fees and expenses — Note 3(f)	159,195	108,697
Printing fees	39,100	15,753
Professional fees	75,830	61,850
Registration fees	75,932	85,299
Trustee fees — Note 3(g)	7,135	6,700
Fund accounting fees	27,072	25,420
Miscellaneous	33,983	45,815
Total Expenses	2,522,281	2,331,205
Less, expense reimbursements/waivers — Note 3(a)	(2,110)	(1,541)
Net Expenses	2,520,171	2,329,664
NET INVESTMENT LOSS	(1,196,537)	(1,803,891)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE
AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	39,876,101	33,391,992
Net realized gain (loss) on foreign currency transactions	(262)	5
Net change in unrealized appreciation on unaffiliated
investments and escrow receivable	7,787,074	18,935,472
Net change in unrealized appreciation (depreciation) on
affiliated investments	652,377	(212,956)
Net change in unrealized appreciation on foreign currency	743	—
Net realized and unrealized gain on investments and foreign
currency	48,316,033	52,114,513
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$47,119,496	$50,310,622
* Foreign withholding taxes	$741	$9,930
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2017 (Continued)

	Alger Small Cap	Alger Small Cap
	Growth Fund	Focus Fund
INCOME:
Dividends	$638,649	$1,221,705
Interest from unaffiliated securities	13,323	48,389
Total Income	651,972	1,270,094

EXPENSES:
Advisory fees — Note 3(a)	1,064,498	2,793,505
Distribution fees — Note 3(c)
Class A	235,889	123,117
Class B	52,141	—
Class C	83,155	331,034
Class I	—	214,784
Shareholder administrative fees — Note 3(f)	20,155	42,599
Administration fees — Note 3(b)	36,140	102,429
Custodian fees	37,470	49,707
Interest expenses	83	57
Transfer agent fees and expenses — Note 3(f)	114,580	186,342
Printing fees	13,775	77,345
Professional fees	59,840	65,618
Registration fees	72,193	52,864
Trustee fees — Note 3(g)	5,451	15,795
Fund accounting fees	21,813	51,750
Miscellaneous	30,871	27,857
Total Expenses	1,848,054	4,134,803
Less, expense reimbursements/waivers — Note 3(a)	(20,399)	(31,570)
Net Expenses	1,827,655	4,103,233
NET INVESTMENT LOSS	(1,175,683)	(2,833,139)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE
AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	7,313,305	11,458,770
Net realized gain (loss) on foreign currency transactions	(206)	3
Net change in unrealized appreciation on unaffiliated
investments and escrow receivable	34,359,364	94,000,002
Net change in unrealized appreciation on affiliated
investments	209,240	17,429
Net change in unrealized appreciation on foreign currency	1,986	—
Net realized and unrealized gain on investments and foreign
currency	41,883,689	105,476,204
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$40,708,006	$102,643,065
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations For the year ended October 31, 2017 (Continued)

	Alger Health	Alger Growth &
	Sciences Fund	Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$667,390	$2,933,636
Interest from unaffiliated securities	7,247	13,526
Interest from affiliated securities — Note 11	—	300
Total Income	674,637	2,947,462

EXPENSES:
Advisory fees — Note 3(a)	1,057,279	639,301
Distribution fees — Note 3(c)
Class A	208,938	175,147
Class B	1,562	—
Class C	314,134	225,906
Shareholder administrative fees — Note 3(f)	20,537	16,950
Administration fees — Note 3(b)	35,895	30,053
Custodian fees	44,515	30,050
Interest expenses	1,568	—
Transfer agent fees and expenses — Note 3(f)	102,758	96,150
Printing fees	23,575	23,350
Professional fees	60,997	51,595
Registration fees	51,434	85,316
Trustee fees — Note 3(g)	5,474	4,797
Fund accounting fees	20,189	17,873
Miscellaneous	53,961	24,357
Total Expenses	2,002,816	1,420,845
Less, expense reimbursements/waivers — Note 3(a)	(19,844)	—
Net Expenses	1,982,972	1,420,845
NET INVESTMENT INCOME (LOSS)	(1,308,335)	1,526,617

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE
AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	11,821,887	1,793,541
Net realized gain (loss) on foreign currency transactions	(357)	1
Net change in unrealized appreciation on unaffiliated
investments and escrow receivable	41,308,474	18,984,696
Net change in unrealized appreciation (depreciation) on
affiliated investments	2,002,720	(82,911)
Net change in unrealized depreciation on foreign currency	(267)	—
Net realized and unrealized gain on investments and foreign
currency	55,132,457	20,695,327
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$53,824,122	$22,221,944
* Foreign withholding taxes	$3,259	$16,838
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment loss	$(1,947,907)	$(1,011,068)
Net realized gain on investments and foreign currency	201,200,253	29,512,427
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	483,980,424	(39,911,973)
Net increase (decrease) in net assets resulting from operations	683,232,770	(11,410,614)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(11,084,751)	(123,485,355)
Class B	(164,694)	(2,118,475)
Class C	(3,040,556)	(29,213,787)
Class Z	(6,222,799)	(47,387,508)
Total dividends and distributions to shareholders	(20,512,800)	(202,205,125)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(211,704,220)	(101,382,281)
Class B	(5,635,461)	(5,225,908)
Class C	(84,512,025)	27,049,897
Class Z	17,742,855	163,806,675
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(284,108,851)	84,248,383
Total increase (decrease)	378,611,119	(129,367,356)

Net Assets:
Beginning of period	2,422,647,685	2,552,015,041
END OF PERIOD	$2,801,258,804	$2,422,647,685
Undistributed net investment income (accumulated loss)	$690,901	$(2,163,396)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger International Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment income	$1,269,244	$2,038,922
Net realized gain (loss) on investments and foreign currency	20,104,016	(10,851,978)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	13,571,980	(5,746,664)
Net increase (decrease) in net assets resulting from operations	34,945,240	(14,559,720)

Dividends and distributions to shareholders from:
Net investment income:
Class A	(1,756,266)	(52,326)
Class B	(296,241)	—
Class C	(149,655)	(295,560)
Class I	(191,488)	(52,328)
Class Z	(401,514)	(133,058)
Total dividends and distributions to shareholders	(2,795,164)	(533,272)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(8,687,179)	(21,592,184)
Class B	(4,661,216)	(4,217,189)
Class C	(5,427,207)	(4,666,312)
Class I	(13,315,454)	692,918
Class Z	(915,585)	1,154,193
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(33,006,641)	(28,628,574)
Total decrease	(856,565)	(43,721,566)

Net Assets:
Beginning of period	180,300,145	224,021,711
END OF PERIOD	$179,443,580	$180,300,145
Undistributed net investment income	$6,606,650	$1,967,138
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment loss	$(1,196,537)	$(842,010)
Net realized gain (loss) on investments and foreign currency	39,875,839	(3,808,585)
Net change in unrealized appreciation (depreciation) on
investments, escrow receivable and foreign currency	8,440,194	(3,841,136)
Net increase (decrease) in net assets resulting from operations	47,119,496	(8,491,731)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(9,211,382)	(14,563,303)
Class B	(5,653,340)	(5,810,000)
Class C	(7,853,171)	(3,881,940)
Class Z	3,081,444	5,393,922
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(19,636,449)	(18,861,321)
Total increase (decrease)	27,483,047	(27,353,052)

Net Assets:
Beginning of period	156,431,116	183,784,168
END OF PERIOD	$183,914,163	$156,431,116
Undistributed net investment income (accumulated loss)	$(1,143,185)	$(656,460)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger SMid Cap Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment loss	$(1,803,891)	$(1,987,619)
Net realized gain on investments and foreign currency	33,391,997	17,529,616
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	18,722,516	(24,476,457)
Net increase (decrease) in net assets resulting from operations	50,310,622	(8,934,460)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(8,828,977)	(48,219,809)
Class B	—	(1,548,623)
Class C	(4,373,822)	(21,021,697)
Class I	(2,310,435)	(19,821,414)
Class Z	(3,902,307)	(50,943,545)
Total dividends and distributions to shareholders	(19,415,541)	(141,555,088)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(12,604,986)	(24,776,293)
Class B	(1,749,902)	(866,833)
Class C	(5,044,572)	(414,663)
Class I	(13,761,000)	(17,203,713)
Class Y	100,000	—
Class Z	16,063,610	(50,359,541)
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(16,996,850)	(93,621,043)
Total increase (decrease)	13,898,231	(244,110,591)

Net Assets:
Beginning of period	178,613,021	422,723,612
END OF PERIOD	$192,511,252	$178,613,021
Undistributed net investment income (accumulated loss)	$—	$(1,451,230)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment loss	$(1,175,683)	$(1,101,962)
Net realized gain (loss) on investments and foreign currency	7,313,099	(4,992,003)
Net change in unrealized appreciation (depreciation) on
investments, escrow receivable and foreign currency	34,570,590	(1,014,375)
Net increase (decrease) in net assets resulting from operations	40,708,006	(7,108,340)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	—	(22,341,073)
Class B	—	(1,545,156)
Class C	—	(3,286,045)
Class Z	—	(4,367,677)
Total dividends and distributions to shareholders	—	(31,539,951)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(12,430,487)	(2,961,323)
Class B	(1,185,565)	293,755
Class C	(3,259,058)	(1,013,586)
Class Z	(1,776,493)	5,064,750
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(18,651,603)	1,383,596
Total increase (decrease)	22,056,403	(37,264,695)

Net Assets:
Beginning of period	120,619,342	157,884,037
END OF PERIOD	$142,675,745	$120,619,342
Undistributed net investment income (accumulated loss)	$(1,210,707)	$(867,784)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment loss	$(2,833,139)	$(1,000,896)
Net realized gain (loss) on investments and foreign currency	11,458,773	(4,992,344)
Net change in unrealized appreciation on investments, escrow
receivable and foreign currency	94,017,431	8,560,677
Net increase in net assets resulting from operations	102,643,065	2,567,437

Increase from shares of beneficial interest transactions:
Class A	40,801,281	8,957,748
Class C	23,617,747	7,769,087
Class I	8,060,474	32,766,158
Class Y	3,184,057	—
Class Z	226,869,100	50,888,678
Net increase from shares of beneficial interest transactions —
Note 6(a)	302,532,659	100,381,671
Total increase	405,175,724	102,949,108

Net Assets:
Beginning of period	183,481,896	80,532,788
END OF PERIOD	$588,657,620	$183,481,896
Undistributed net investment income (accumulated loss)	$(2,281,198)	$(860,396)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Health Sciences Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment loss	$(1,308,335)	$(1,535,979)
Net realized gain (loss) on investments and foreign currency	11,821,530	(6,988,494)
Net change in unrealized appreciation (depreciation) on
investments, escrow receivable and foreign currency	43,310,927	(14,207,120)
Net increase (decrease) in net assets resulting from operations	53,824,122	(22,731,593)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	—	(17,874,985)
Class B	—	(956,709)
Class C	—	(9,452,994)
Class Z	—	(1,581,486)
Total dividends and distributions to shareholders	—	(29,866,174)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(8,001,420)	(21,876,355)
Class B	(2,049,856)	(2,296,932)
Class C	(10,603,299)	(9,242,011)
Class Z	15,675,422	1,257,746
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(4,979,153)	(32,157,552)
Total increase (decrease)	48,844,969	(84,755,319)

Net Assets:
Beginning of period	103,859,653	188,614,972
END OF PERIOD	$152,704,622	$103,859,653
Undistributed net investment income (accumulated loss)	$(1,081,795)	$(1,200,678)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Growth & Income Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2017	October 31, 2016
Net investment income	$1,526,617	$1,665,959
Net realized gain (loss) on investments and foreign currency	1,793,542	(174,273)
Net change in unrealized appreciation on investments and
foreign currency	18,901,785	832,293
Net increase in net assets resulting from operations	22,221,944	2,323,979

Dividends and distributions to shareholders from:
Net investment income:
Class A	(959,539)	(1,014,431)
Class C	(147,657)	(182,538)
Class Z	(277,597)	(202,816)
Net realized gains:
Class A	(20,167)	(2,110,139)
Class C	(6,833)	(668,401)
Class Z	(4,557)	(373,315)
Total dividends and distributions to shareholders	(1,416,350)	(4,551,640)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(5,098,191)	(5,271,860)
Class C	(2,877,615)	36,281
Class Z	8,015,345	2,956,823
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	39,539	(2,278,756)
Total increase (decrease)	20,845,133	(4,506,417)

Net Assets:
Beginning of period	96,334,917	100,841,334
END OF PERIOD	$117,180,050	$96,334,917
Undistributed net investment income	$432,973	$360,022
See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$20.09	$21.83	$23.13	$21.18	$16.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.02)	–	(0.04)	(0.03)	0.11
Net realized and unrealized gain (loss) on
investments	5.96	(0.07)	1.97	3.51	4.67
Total from investment operations	5.94	(0.07)	1.93	3.48	4.78
Dividends from net investment income	–	–	–	–	(0.12)
Distributions from net realized gains	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)
Net asset value, end of period	$25.86	$20.09	$21.83	$23.13	$21.18
Total return(ii)	29.84%	(0.42)%	9.15%	17.35%	29.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,506,389	$1,360,963	$1,592,859	$1,389,005	$1,217,389
Ratio of gross expenses to average net assets	1.23%	1.22%	1.23%	1.24%	1.26%
Ratio of net expenses to average net assets	1.23%	1.22%	1.23%	1.24%	1.26%
Ratio of net investment income (loss) to average
net assets	(0.10)%	(0.02)%	(0.18)%	(0.14)%	0.58%
Portfolio turnover rate	72.99%	103.80%	141.43%	147.78%	123.81%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$16.32	$18.17	$19.91	$18.58	$14.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.14)	(0.17)	(0.17)	(0.02)
Net realized and unrealized gain (loss) on
investments	4.81	(0.04)	1.66	3.03	4.10
Total from investment operations	4.66	(0.18)	1.49	2.86	4.08
Distributions from net realized gains	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)
Net asset value, end of period	$20.81	$16.32	$18.17	$19.91	$18.58
Total return(ii)	28.82%	(1.18)%	8.30%	16.37%	28.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$14,820	$16,682	$24,399	$30,382	$33,068
Ratio of gross expenses to average net assets	1.99%	2.04%	2.01%	2.03%	2.05%
Ratio of net expenses to average net assets	1.99%	2.04%	2.01%	2.03%	2.05%
Ratio of net investment income (loss) to average
net assets	(0.85)%	(0.84)%	(0.95)%	(0.93)%	(0.15)%
Portfolio turnover rate	72.99%	103.80%	141.43%	147.78%	123.81%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$16.39	$18.24	$19.97	$18.62	$14.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.13)	(0.17)	(0.17)	(0.03)
Net realized and unrealized gain (loss) on
investments	4.84	(0.05)	1.67	3.05	4.12
Total from investment operations	4.69	(0.18)	1.50	2.88	4.09
Dividends from net investment income	–	–	–	–	(0.02)
Distributions from net realized gains	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)
Net asset value, end of period	$20.91	$16.39	$18.24	$19.97	$18.62
Total return(ii)	28.88%	(1.17)%	8.33%	16.44%	28.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$297,044	$309,114	$314,402	$236,985	$198,377
Ratio of gross expenses to average net assets	1.97%	1.98%	1.99%	2.00%	2.02%
Ratio of net expenses to average net assets	1.97%	1.98%	1.99%	2.00%	2.02%
Ratio of net investment income (loss) to average
net assets	(0.83)%	(0.78)%	(0.94)%	(0.90)%	(0.20)%
Portfolio turnover rate	72.99%	103.80%	141.43%	147.78%	123.81%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$20.48	$22.15	$23.35	$21.31	$16.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.05	0.06	0.03	0.04	0.11
Net realized and unrealized gain (loss) on
investments	6.10	(0.06)	2.00	3.53	4.76
Total from investment operations	6.15	–	2.03	3.57	4.87
Dividends from net investment income	–	–	–	–	(0.17)
Distributions from net realized gains	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)
Net asset value, end of period	$26.46	$20.48	$22.15	$23.35	$21.31
Total return(ii)	30.25%	(0.08)%	9.54%	17.68%	29.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$983,006	$735,889	$620,355	$286,186	$183,790
Ratio of gross expenses to average net assets	0.88%	0.89%	0.90%	0.93%	0.93%
Ratio of net expenses to average net assets	0.88%	0.89%	0.90%	0.93%	0.93%
Ratio of net investment income (loss) to average
net assets	0.23%	0.30%	0.12%	0.16%	0.58%
Portfolio turnover rate	72.99%	103.80%	141.43%	147.78%	123.81%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$14.58	$15.57	$15.29	$15.27	$12.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.13	0.16	0.03	0.04	0.11
Net realized and unrealized gain (loss) on
investments	3.11	(1.14)	0.40	(0.02)	2.64
Total from investment operations	3.24	(0.98)	0.43	0.02	2.75
Dividends from net investment income	(0.24)	(0.01)	(0.15)	–	(0.09)
Net asset value, end of period	$17.58	$14.58	$15.57	$15.29	$15.27
Total return(ii)	22.63%	(6.32)%	2.85%	0.15%	21.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$119,477	$107,398	$137,207	$130,957	$145,096
Ratio of gross expenses to average net assets	1.34%	1.35%	1.32%	1.32%	1.37%
Ratio of net expenses to average net assets	1.34%	1.35%	1.32%	1.32%	1.37%
Ratio of net investment income (loss) to average
net assets	0.83%	1.08%	0.18%	0.25%	0.79%
Portfolio turnover rate	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$12.76	$13.71	$13.44	$13.51	$11.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.02	0.05	(0.07)	(0.06)	0.02
Net realized and unrealized gain (loss) on
investments	2.73	(1.00)	0.34	(0.01)	2.33
Total from investment operations	2.75	(0.95)	0.27	(0.07)	2.35
Dividends from net investment income	(0.16)	–	–(ii)	–	(0.02)
Net asset value, end of period	$15.35	$12.76	$13.71	$13.44	$13.51
Total return(iii)	21.71%	(6.86)%	2.04%	(0.52)%	21.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$24,777	$25,033	$31,357	$38,520	$63,826
Ratio of gross expenses to average net assets	2.05%	2.06%	2.04%	2.02%	2.04%
Ratio of net expenses to average net assets	2.05%	2.06%	2.04%	2.02%	2.04%
Ratio of net investment income (loss) to average
net assets	0.13%	0.37%	(0.53)%	(0.47)%	0.17%
Portfolio turnover rate	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount was less than $0.005 per share.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$12.44	$13.57	$13.36	$13.44	$11.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	0.04	(0.08)	(0.07)	–
Net realized and unrealized gain (loss) on
investments	2.66	(0.99)	0.36	(0.01)	2.33
Total from investment operations	2.67	(0.95)	0.28	(0.08)	2.33
Dividends from net investment income	(0.13)	(0.18)	(0.07)	–	(0.01)
Net asset value, end of period	$14.98	$12.44	$13.57	$13.36	$13.44
Total return(ii)	21.70%	(7.04)%	1.99%	(0.60)%	20.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$12,130	$15,190	$21,697	$20,567	$17,786
Ratio of gross expenses to average net assets	2.13%	2.14%	2.09%	2.08%	2.15%
Ratio of net expenses to average net assets	2.13%	2.14%	2.09%	2.08%	2.15%
Ratio of net investment income (loss) to average
net assets	0.06%	0.29%	(0.60)%	(0.49)%	0.03%
Portfolio turnover rate	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class I		From 5/31/2013
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operationa) to
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013 (i)
Net asset value, beginning of period	$14.55	$15.55	$15.27	$15.29	$13.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.17	0.21	0.05	0.12	0.03
Net realized and unrealized gain (loss) on
investments	3.09	(1.16)	0.41	(0.07)	1.32
Total from investment operations	3.26	(0.95)	0.46	0.05	1.35
Dividends from net investment income	(0.27)	(0.05)	(0.18)	(0.07)	–
Net asset value, end of period	$17.54	$14.55	$15.55	$15.27	$15.29
Total return(iii)	22.84%	(6.12)%	3.04%	0.31%	9.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,742	$14,202	$14,435	$3,722	$157
Ratio of gross expenses to average net assets	1.48%	1.33%	1.30%	1.27%	15.73%
Ratio of expense reimbursements to average
net assets	(0.33)%	(0.18)%	(0.15)%	(0.12)%	(14.58)%
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average
net assets	1.14%	1.43%	0.34%	0.76%	0.44%
Portfolio turnover rate	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$14.74	$15.73	$15.44	$15.35	$12.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.20	0.23	0.12	0.13	0.33
Net realized and unrealized gain (loss) on
investments	3.14	(1.15)	0.39	(0.04)	2.50
Total from investment operations	3.34	(0.92)	0.51	0.09	2.83
Dividends from net investment income	(0.31)	(0.07)	(0.22)	–	(0.14)
Net asset value, end of period	$17.77	$14.74	$15.73	$15.44	$15.35
Total return(ii)	23.16%	(5.88)%	3.27%	0.59%	22.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$21,317	$18,477	$19,326	$8,573	$2,277
Ratio of gross expenses to average net assets	1.03%	1.04%	1.03%	1.04%	1.12%
Ratio of expense reimbursements to average
net assets	(0.14)%	(0.15)%	(0.14)%	(0.15)%	(0.13)%
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.99%
Ratio of net investment income (loss) to average
net assets	1.27%	1.57%	0.73%	0.82%	2.50%
Portfolio turnover rate	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$10.20	$10.66	$10.54	$9.38	$7.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.03)	(0.07)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on
investments	3.34	(0.43)	0.19	1.20	2.36
Total from investment operations	3.27	(0.46)	0.12	1.16	2.33
Net asset value, end of period	$13.47	$10.20	$10.66	$10.54	$9.38
Total return(ii)	32.06%	(4.32)%	1.23%	(12.37)%	33.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$136,795	$111,423	$131,592	$142,977	$143,231
Ratio of gross expenses to average net assets	1.32%	1.33%	1.32%	1.35%	1.39%
Ratio of net expenses to average net assets	1.32%	1.33%	1.32%	1.35%	1.39%
Ratio of net investment income (loss) to average
net assets	(0.55)%	(0.32)%	(0.67)%	(0.38)%	(0.31)%
Portfolio turnover rate	162.65%	99.42%	122.05%	194.81%	156.98%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$8.23	$8.67	$8.63	$7.73	$5.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.09)	(0.12)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on
investments	2.69	(0.35)	0.16	0.99	1.94
Total from investment operations	2.57	(0.44)	0.04	0.90	1.87
Net asset value, end of period	$10.80	$8.23	$8.67	$8.63	$7.73
Total return(ii)	31.23%	(5.07)%	0.46%	11.64%	31.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$18,375	$19,005	$26,151	$33,377	$50,341
Ratio of gross expenses to average net assets	2.05%	2.05%	2.02%	2.04%	2.10%
Ratio of net expenses to average net assets	2.05%	2.05%	2.02%	2.04%	2.10%
Ratio of net investment income (loss) to average
net assets	(1.28)%	(1.05)%	(1.36)%	(1.05)%	(1.02)%
Portfolio turnover rate	162.65%	99.42%	122.05%	194.81%	156.98%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$8.15	$8.58	$8.56	$7.68	$5.82
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.13)	(0.09)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on
investments	2.65	(0.34)	0.15	0.98	1.94
Total from investment operations	2.52	(0.43)	0.02	0.88	1.86
Net asset value, end of period	$10.67	$8.15	$8.58	$8.56	$7.68
Total return(ii)	30.92%	(5.01)%	0.35%	11.46%	31.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$15,438	$18,495	$23,628	$25,932	$26,320
Ratio of gross expenses to average net assets	2.13%	2.16%	2.12%	2.16%	2.21%
Ratio of net expenses to average net assets	2.13%	2.16%	2.12%	2.16%	2.21%
Ratio of net investment income (loss) to average
net assets	(1.35)%	(1.16)%	(1.47)%	(1.19)%	(1.13)%
Portfolio turnover rate	162.65%	99.42%	122.05%	194.81%	156.98%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund		Class Z
			From 5/28/2015
			(commencement
	Year ended	Year ended	operations) to
	10/31/2017	10/31/2016	10/31/2015 (i)
Net asset value, beginning of period	$10.24	$10.67	$11.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss) on
investments	3.36	(0.47)	(1.01)
Total from investment operations	3.32	(0.43)	(1.03)
Net asset value, end of period	$13.56	$10.24	$10.67
Total return(iii)	32.52%	(4.03)%	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$13,306	$7,508	$2,413
Ratio of gross expenses to average net assets	1.07%	1.23%	1.76%
Ratio of expense reimbursements to average
net assets	(0.02)%	(0.21)%	(0.77)%
Ratio of net expenses to average net assets	1.05%	1.02%	0.99%
Ratio of net investment income (loss) to average
net assets	(0.29)%	0.40%	(0.49)%
Portfolio turnover rate	162.65%	99.42%	122.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$10.64	$16.72	$19.32	$20.89	$16.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.08)	(0.12)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on
investments	3.58	(0.04)	0.09	1.53	4.92
Total from investment operations	3.46	(0.12)	(0.03)	1.44	4.89
Distributions from net realized gains	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)
Net asset value, end of period	$12.87	$10.64	$16.72	$19.32	$20.89
Total return(ii)	35.64%	(0.92)%	(0.31)%	7.68%	30.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$84,644	$82,618	$159,061	$241,510	$294,846
Ratio of gross expenses to average net assets	1.35%	1.35%	1.30%	1.27%	1.29%
Ratio of net expenses to average net assets	1.35%	1.35%	1.30%	1.27%	1.29%
Ratio of net investment income (loss) to average
net assets	(1.02)%	(0.69)%	(0.65)%	(0.45)%	(0.19)%
Portfolio turnover rate	157.39%	164.36%	110.40%	91.59%	95.67%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$8.32	$14.45	$17.16	$19.00	$15.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.13)	(0.22)	(0.21)	(0.16)
Net realized and unrealized gain (loss) on
investments	2.71	(0.04)	0.08	1.38	4.49
Total from investment operations	2.56	(0.17)	(0.14)	1.17	4.33
Distributions from net realized gains	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)
Net asset value, end of period	$9.65	$8.32	$14.45	$17.16	$19.00
Total return(ii)	34.64%	(1.72)%	(1.09)%	6.92%	29.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$31,651	$32,183	$54,768	$63,572	$68,161
Ratio of gross expenses to average net assets	2.12%	2.15%	2.07%	2.03%	2.06%
Ratio of net expenses to average net assets	2.12%	2.15%	2.07%	2.03%	2.06%
Ratio of net investment income (loss) to average
net assets	(1.79)%	(1.49)%	(1.43)%	(1.21)%	(0.96)%
Portfolio turnover rate	157.39%	164.36%	110.40%	91.59%	95.67%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$10.84	$16.91	$19.54	$21.09	$16.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.07)	(0.11)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on
investments	3.64	(0.04)	0.05	1.55	4.97
Total from investment operations	3.53	(0.11)	(0.06)	1.46	4.93
Distributions from net realized gains	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)
Net asset value, end of period	$13.14	$10.84	$16.91	$19.54	$21.09
Total return(ii)	35.63%	(0.79)%	(0.48)%	7.70%	30.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$23,374	$32,606	$70,677	$699,237	$692,445
Ratio of gross expenses to average net assets	1.35%	1.25%	1.31%	1.27%	1.31%
Ratio of net expenses to average net assets	1.35%	1.25%	1.31%	1.27%	1.31%
Ratio of net investment income (loss) to average
net assets	(0.99)%	(0.58)%	(0.62)%	(0.45)%	(0.22)%
Portfolio turnover rate	157.39%	164.36%	110.40%	91.59%	95.67%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund	Class Y
From 8/31/2017
(commencement
of operations) to
10/31/2017 (i)
Net asset value, beginning of period	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized gain on investments	0.89
Total from investment operations	0.87
Net asset value, end of period	$13.14
Total return(iii)	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$107
Ratio of gross expenses to average net assets	9.54%
Ratio of expense reimbursements to average
net assets	(8.67)%
Ratio of net expenses to average net assets	0.87%
Ratio of net investment income (loss) to average
net assets	(0.78)%
Portfolio turnover rate	157.39%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Focus Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$11.04	$17.08	$19.63	$21.11	$16.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.09)	(0.05)	(0.06)	(0.02)	0.02
Net realized and unrealized gain (loss) on
investments	3.74	(0.03)	0.08	1.55	4.97
Total from investment operations	3.65	(0.08)	0.02	1.53	4.99
Distributions from net realized gains	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)
Net asset value, end of period	$13.46	$11.04	$17.08	$19.63	$21.11
Total return(ii)	36.11%	(0.57)%	(0.02)%	8.07%	30.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$52,736	$29,565	$134,051	$52,091	$67,852
Ratio of gross expenses to average net assets	1.06%	1.01%	0.99%	0.95%	0.96%
Ratio of net expenses to average net assets	1.06%	1.01%	0.99%	0.95%	0.96%
Ratio of net investment income (loss) to average
net assets	(0.77)%	(0.40)%	(0.33)%	(0.13)%	0.13%
Portfolio turnover rate	157.39%	164.36%	110.40%	91.59%	95.67%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$6.15	$8.00	$8.96	$9.97	$7.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.05)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on
investments	2.31	(0.21)	0.11	0.19	2.53
Total from investment operations	2.25	(0.26)	0.03	0.12	2.49
Distributions from net realized gains	–	(1.59)	(0.99)	(1.13)	(0.31)
Net asset value, end of period	$8.40	$6.15	$8.00	$8.96	$9.97
Total return(ii)	36.59%	(3.92)%	0.16%	1.30%	33.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$102,318	$85,556	$115,594	$139,497	$175,214
Ratio of gross expenses to average net assets	1.38%	1.38%	1.35%	1.35%	1.38%
Ratio of expense reimbursements to average
net assets	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	1.38%	1.38%	1.35%	1.35%	1.36%
Ratio of net investment income (loss) to average
net assets	(0.88)%	(0.79)%	(0.92)%	(0.81)%	(0.49)%
Portfolio turnover rate	30.32%	55.25%	131.72%	88.98%	93.97%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class B
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$4.73	$6.57	$7.59	$8.67	$6.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.08)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on
investments	1.78	(0.17)	0.09	0.17	2.21
Total from investment operations	1.69	(0.25)	(0.03)	0.05	2.12
Distributions from net realized gains	–	(1.59)	(0.99)	(1.13)	(0.31)
Net asset value, end of period	$6.42	$4.73	$6.57	$7.59	$8.67
Total return(ii)	35.73%	(4.80)%	(0.55)%	0.61%	32.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$5,397	$4,998	$6,564	$8,874	$13,626
Ratio of gross expenses to average net assets	2.19%	2.18%	2.16%	2.11%	2.13%
Ratio of expense reimbursements to average
net assets	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	2.19%	2.18%	2.16%	2.11%	2.11%
Ratio of net investment income (loss) to average
net assets	(1.68)%	(1.59)%	(1.73)%	(1.56)%	(1.24)%
Portfolio turnover rate	30.32%	55.25%	131.72%	88.98%	93.97%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$4.59	$6.42	$7.44	$8.52	$6.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.08)	(0.12)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on
investments	1.72	(0.16)	0.09	0.17	2.17
Total from investment operations	1.63	(0.24)	(0.03)	0.05	2.07
Distributions from net realized gains	–	(1.59)	(0.99)	(1.13)	(0.31)
Net asset value, end of period	$6.22	$4.59	$6.42	$7.44	$8.52
Total return(ii)	35.51%	(4.79)%	(0.70)%	0.61%	31.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$8,007	$8,708	$13,724	$16,119	$19,461
Ratio of gross expenses to average net assets	2.17%	2.22%	2.16%	2.15%	2.18%
Ratio of expense reimbursements to average
net assets	–	–	–	–	(0.02)%
Ratio of net expenses to average net assets	2.17%	2.22%	2.16%	2.15%	2.16%
Ratio of net investment income (loss) to average
net assets	(1.64)%	(1.64)%	(1.73)%	(1.61)%	(1.31)%
Portfolio turnover rate	30.32%	55.25%	131.72%	88.98%	93.97%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$6.27	$8.10	$9.04	$10.01	$7.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.03)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on
investments	2.37	(0.21)	0.10	0.20	2.55
Total from investment operations	2.33	(0.24)	0.05	0.16	2.53
Distributions from net realized gains	–	(1.59)	(0.99)	(1.13)	(0.31)
Net asset value, end of period	$8.60	$6.27	$8.10	$9.04	$10.01
Total return(ii)	37.16%	(3.55)%	0.52%	1.73%	33.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$26,953	$21,357	$22,002	$64,684	$79,723
Ratio of gross expenses to average net assets	1.08%	1.06%	1.04%	1.03%	1.05%
Ratio of expense reimbursements to average
net assets	(0.09)%	(0.07)%	(0.05)%	(0.04)%	(0.06)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average
net assets	(0.50)%	(0.41)%	(0.55)%	(0.45)%	(0.18)%
Portfolio turnover rate	30.32%	55.25%	131.72%	88.98%	93.97%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$11.16	$10.95	$11.52	$12.98	$10.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.09)	(0.14)	(0.11)	(0.08)
Net realized and unrealized gain on investments	3.86	0.30	0.55	0.60	3.55
Total from investment operations	3.75	0.21	0.41	0.49	3.47
Distributions from net realized gains	–	–	(0.98)	(1.95)	(1.37)
Net asset value, end of period	$14.91	$11.16	$10.95	$11.52	$12.98
Total return(ii)	33.60%	1.92%	3.78%	4.23%	36.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$77,791	$23,653	$14,480	$7,241	$7,563
Ratio of gross expenses to average net assets	1.22%	1.36%	1.82%	2.22%	2.45%
Ratio of expense reimbursements to average
net assets	(0.02)%	(0.11)%	(0.22)%	(0.62)%	(0.85)%
Ratio of net expenses to average net assets	1.20%	1.25%	1.60%	1.60%	1.60%
Ratio of net investment income (loss) to average
net assets	(0.86)%	(0.84)%	(1.24)%	(0.95)%	(0.69)%
Portfolio turnover rate	44.56%	75.50%	162.44%	91.91%	92.82%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$10.25	$10.12	$10.79	$12.34	$10.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.15)	(0.20)	(0.17)	(0.15)
Net realized and unrealized gain on investments	3.53	0.28	0.51	0.57	3.38
Total from investment operations	3.33	0.13	0.31	0.40	3.23
Distributions from net realized gains	–	–	(0.98)	(1.95)	(1.37)
Net asset value, end of period	$13.58	$10.25	$10.12	$10.79	$12.34
Total return(ii)	32.49%	1.28%	3.06%	3.65%	35.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$48,345	$15,928	$8,020	$2,612	$2,636
Ratio of gross expenses to average net assets	1.97%	2.12%	2.53%	2.99%	3.23%
Ratio of expense reimbursements to average
net assets	(0.02)%	(0.13)%	(0.28)%	(0.74)%	(0.98)%
Ratio of net expenses to average net assets	1.95%	1.99%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average
net assets	(1.61)%	(1.57)%	(1.91)%	(1.60)%	(1.34)%
Portfolio turnover rate	44.56%	75.50%	162.44%	91.91%	92.82%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$11.44	$11.22	$11.75	$13.17	$11.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.09)	(0.12)	(0.08)	(0.05)
Net realized and unrealized gain on investments	3.95	0.31	0.57	0.61	3.59
Total from investment operations	3.84	0.22	0.45	0.53	3.54
Distributions from net realized gains	–	–	(0.98)	(1.95)	(1.37)
Net asset value, end of period	$15.28	$11.44	$11.22	$11.75	$13.17
Total return(ii)	33.57%	1.96%	4.07%	4.50%	36.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$109,146	$75,648	$40,924	$2,359	$2,034
Ratio of gross expenses to average net assets	1.21%	1.32%	1.56%	2.19%	2.43%
Ratio of expense reimbursements to average
net assets	(0.01)%	(0.09)%	(0.21)%	(0.84)%	(1.08)%
Ratio of net expenses to average net assets	1.20%	1.23%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average
net assets	(0.80)%	(0.81)%	(1.07)%	(0.70)%	(0.46)%
Portfolio turnover rate	44.56%	75.50%	162.44%	91.91%	92.82%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund	Class Y
From 3/1/2017
(commencement
of operations) to
10/31/2017 (i)
Net asset value, beginning of period	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)
Net realized and unrealized gain on investments	2.59
Total from investment operations	2.51
Net asset value, end of period	$15.44
Total return(iii)	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,279
Ratio of gross expenses to average net assets	1.51%
Ratio of expense reimbursements to average
net assets	(0.61)%
Ratio of net expenses to average net assets	0.90%
Ratio of net investment income (loss) to average
net assets	(0.83)%
Portfolio turnover rate	44.56%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Focus Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$11.53	$11.28	$11.77	$13.16	$10.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.07)	(0.08)	(0.05)	(0.02)
Net realized and unrealized gain on investments	3.99	0.32	0.57	0.61	3.58
Total from investment operations	3.91	0.25	0.49	0.56	3.56
Distributions from net realized gains	–	–	(0.98)	(1.95)	(1.37)
Net asset value, end of period	$15.44	$11.53	$11.28	$11.77	$13.16
Total return(ii)	33.91%	2.22%	4.43%	4.78%	36.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$350,097	$68,253	$17,109	$3,368	$3,202
Ratio of gross expenses to average net assets	0.90%	1.01%	1.56%	2.11%	2.38%
Ratio of expense reimbursements to average
net assets	–	–	(0.55)%	(1.01)%	(1.28)%
Ratio of net expenses to average net assets	0.90%	1.01%	1.01%	1.10%	1.10%
Ratio of net investment income (loss) to average
net assets	(0.58)%	(0.58)%	(0.68)%	(0.45)%	(0.20)%
Portfolio turnover rate	44.56%	75.50%	162.44%	91.91%	92.82%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$16.01	$21.94	$26.96	$25.35	$21.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.15)	(0.25)	(0.14)	(0.05)
Net realized and unrealized gain (loss) on
investments	9.34	(2.39)	0.82	5.89	6.11
Total from investment operations	9.15	(2.54)	0.57	5.75	6.06
Dividends from net investment income	–	–	(0.16)	–	(0.01)
Distributions from net realized gains	–	(3.39)	(5.43)	(4.14)	(2.45)
Net asset value, end of period	$25.16	$16.01	$21.94	$26.96	$25.35
Total return(ii)	57.15%	(14.06)%	1.72%	26.29%	30.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$95,913	$68,686	$122,814	$139,306	$129,870
Ratio of gross expenses to average net assets	1.38%	1.41%	1.31%	1.31%	1.35%
Ratio of net expenses to average net assets	1.38%	1.41%	1.31%	1.31%	1.35%
Ratio of net investment income (loss) to average
net assets	(0.86)%	(0.87)%	(1.05)%	(0.59)%	(0.21)%
Portfolio turnover rate	106.66%	93.49%	133.92%	167.94%	115.08%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$12.98	$18.53	$23.60	$22.83	$19.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.28)	(0.24)	(0.37)	(0.29)	(0.20)
Net realized and unrealized gain (loss) on
investments	7.53	(1.92)	0.73	5.20	5.53
Total from investment operations	7.25	(2.16)	0.36	4.91	5.33
Dividends from net investment income	–	–	–(ii)	–	–
Distributions from net realized gains	–	(3.39)	(5.43)	(4.14)	(2.45)
Net asset value, end of period	$20.23	$12.98	$18.53	$23.60	$22.83
Total return(iii)	55.86%	(14.70)%	0.95%	25.37%	29.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$31,148	$28,242	$53,487	$60,628	$56,717
Ratio of gross expenses to average net assets	2.15%	2.18%	2.08%	2.06%	2.10%
Ratio of net expenses to average net assets	2.15%	2.18%	2.08%	2.06%	2.10%
Ratio of net investment income (loss) to average
net assets	(1.63)%	(1.65)%	(1.81)%	(1.34)%	(0.98)%
Portfolio turnover rate	106.66%	93.49%	133.92%	167.94%	115.08%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount was less than $0.05 per share.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund		Class Z
			From 5/28/2015
			(commencement
	Year ended	Year ended	of operations) to
	10/31/2017	10/31/2016	10/31/2015 (i)
Net asset value, beginning of period	$15.92	$21.76	$25.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on
investments	9.30	(2.37)	(3.22)
Total from investment operations	9.19	(2.45)	(3.27)
Distributions from net realized gains	–	(3.39)	–
Net asset value, end of period	$25.11	$15.92	$21.76
Total return(iii)	57.73%	(13.63)%	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$25,644	$4,980	$6,517
Ratio of gross expenses to average net assets	1.12%	1.16%	1.36%
Ratio of expense reimbursements to average
net assets	(0.13)%	(0.17)%	(0.28)%
Ratio of net expenses to average net assets	0.99%	0.99%	1.08%
Ratio of net investment income (loss) to average
net assets	(0.48)%	(0.45)%	(0.47)%
Portfolio turnover rate	106.66%	93.49%	133.92%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund			Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$32.66	$33.37	$33.56	$29.63	$24.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.56	0.59	0.59	0.63	0.56
Net realized and unrealized gain on investments	6.97	0.24	0.81	3.92	5.11
Total from investment operations	7.53	0.83	1.40	4.55	5.67
Dividends from net investment income	(0.50)	(0.50)	(0.51)	(0.62)	(0.47)
Distributions from net realized gains	(0.01)	(1.04)	(1.08)	–	–
Net asset value, end of period	$39.68	$32.66	$33.37	$33.56	$29.63
Total return(ii)	23.22%	2.62%	4.26%	15.53%	23.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$72,427	$64,123	$70,933	$73,674	$80,832
Ratio of gross expenses to average net assets	1.19%	1.14%	1.15%	1.18%	1.19%
Ratio of net expenses to average net assets	1.19%	1.14%	1.15%	1.18%	1.19%
Ratio of net investment income (loss) to average
net assets	1.52%	1.85%	1.76%	2.00%	2.07%
Portfolio turnover rate	7.78%	5.36%	15.83%	21.20%	29.27%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund			Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$32.23	$32.95	$33.18	$29.33	$24.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.28	0.35	0.33	0.38	0.34
Net realized and unrealized gain on investments	6.88	0.24	0.80	3.89	5.08
Total from investment operations	7.16	0.59	1.13	4.27	5.42
Dividends from net investment income	(0.24)	(0.27)	(0.28)	(0.42)	(0.31)
Distributions from net realized gains	(0.01)	(1.04)	(1.08)	–	–
Net asset value, end of period	$39.14	$32.23	$32.95	$33.18	$29.33
Total return(ii)	22.28%	1.87%	3.47%	14.65%	22.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$22,266	$20,790	$21,156	$19,999	$17,173
Ratio of gross expenses to average net assets	1.94%	1.88%	1.90%	1.93%	1.96%
Ratio of net expenses to average net assets	1.94%	1.88%	1.90%	1.93%	1.96%
Ratio of net investment income (loss) to average
net assets	0.76%	1.09%	0.99%	1.22%	1.27%
Portfolio turnover rate	7.78%	5.36%	15.83%	21.20%	29.27%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund			Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$32.69	$33.39	$33.57	$29.64	$24.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.65	0.67	0.66	0.63	0.59
Net realized and unrealized gain on investments	6.99	0.26	0.82	4.00	5.14
Total from investment operations	7.64	0.93	1.48	4.63	5.73
Dividends from net investment income	(0.61)	(0.59)	(0.58)	(0.70)	(0.52)
Distributions from net realized gains	(0.01)	(1.04)	(1.08)	–	–
Net asset value, end of period	$39.71	$32.69	$33.39	$33.57	$29.64
Total return(ii)	23.55%	2.91%	4.53%	15.78%	23.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$22,487	$11,422	$8,752	$8,441	$2,306
Ratio of gross expenses to average net assets	0.90%	0.87%	0.91%	1.05%	1.36%
Ratio of expense reimbursements to average
net assets	–	–	–	(0.10)%	(0.41)%
Ratio of net expenses to average net assets	0.90%	0.87%	0.91%	0.95%	0.95%
Ratio of net investment income (loss) to average
net assets	1.75%	2.09%	1.99%	1.98%	2.18%
Portfolio turnover rate	7.78%	5.36%	15.83%	21.20%	29.27%
See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger International
Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund (formerly Alger
SMid Cap Growth Fund), Alger Small Cap Growth Fund, Alger Small Cap Focus Fund,
Alger Health Sciences Fund and Alger Growth & Income Fund (collectively, the “Funds”
or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger International
Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small
Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, Y and Z.
Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class
A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I, Y and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expense other than a class expense
(not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

Alger Small Cap Focus Fund started offering Class Y shares on February 28, 2017. The
Class B Shares of each of Alger SMid Cap Focus Fund and Alger Health Sciences Fund
were converted into Class A Shares of the relevant Fund on November 29, 2016. Alger
SMid Cap Growth Fund changed its name to Alger SMid Cap Focus Fund effective August
30, 2017. Alger SMid Cap Focus Fund started offering Class Y shares on August 30, 2017.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments (including escrow receivable) at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New
York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Standard Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available (including escrow receivable)
are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2014-2017.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2017, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital
Appreciation
Fund(a)	0.810%	0.650%	0.600%	0.550%	0.450%	0.773%
Alger International
Growth Fund(b)	0.710	0.600	—	—	—	0.710
Alger Mid Cap
Growth Fund(b)	0.760	0.700	—	—	—	0.760
Alger SMid Cap
Focus Fund(b)	0.810	0.750	—	—	—	0.810
Alger Small Cap
Growth Fund(b)	0.810	0.750	—	—	—	0.810
Alger Small Cap
Focus Fund(d)	0.750	—	—	—	—	0.750
Alger Health
Sciences Fund(c)	0.810	0.650	—	—	—	0.810
Alger Growth &
Income Fund(b)	0.585	0.550	—	—	—	0.585

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$3 billion, Tier 3 rate is paid on assets between $3 and $4 billion, Tier 4 rate is paid on assets between $4 and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on assets up to $500 million and Tier 2 rate is paid on assets in excess of $500 million.

(d) Tier 1 is based on all assets.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management has established expense caps for several share classes, effective through
August 29, 2018, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED
							/ REIMBURSED
							FOR THE YEAR
			CLASS				ENDED
							OCTOBER 31,
	A	B	C	I	Y	Z	2017
Alger International Growth Fund	–	–	–	1.15%	–	0.89%	$48,600
Alger Mid Cap Growth Fund	–	–	–	–	–	1.05	2,110
Alger SMid Cap Focus Fund	–	–	–	–	0.87%	–	1,541
Alger Small Cap Growth Fund	–	–	–	–	–	0.99	20,399
Alger Small Cap Focus Fund	1.20%	–	1.95%	1.20	0.90	1.10	31,570
Alger Health Sciences Fund	–	–	–	–	–	0.99	19,844

Fred Alger Management Inc. may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the year ended October 31, 2017, the recoupments made by the Funds to the Investment Manager for the Alger International Growth Fund, Alger Mid
Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger
Small Cap Focus Fund and Alger Health Sciences Fund were $0, $0, $0, $0, $13,886 and
$0, respectively as of October 31, 2017; the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger International Growth Fund, Alger
Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund,
Alger Small Cap Focus Fund and Alger Health Sciences Fund were $25,169, $1,672, $1,541,
$16,553, $31,570 and $15,803, respectively which will expire August 28, 2018.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or
“Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger Inc.
for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2017, such excess carried forward was $22,305,823, $16,561,506, $10,852,760 and $16,892,114
for Class B shares of Alger Capital Appreciation Fund, Alger International Growth Fund,
Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing.
The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of
Alger International Growth Fund, Alger SMid Cap Focus Fund and Alger Small Cap Focus
Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2017, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$8,771	$51,595
Alger International Growth Fund	3,842	7,642
Alger Mid Cap Growth Fund	2,080	38,391
Alger SMid Cap Focus Fund	810	6,045
Alger Small Cap Growth Fund	1,841	10,583
Alger Small Cap Focus Fund	19	12,897
Alger Health Sciences Fund	1,421	9,360
Alger Growth & Income Fund	3,114	718

(e) Brokerage Commissions: During the year ended October 31, 2017, Alger Capital
Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger
SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger
Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

$327,823, $5,148, $63,450, $52,035, $7,174, $79,795, $20,576 and $4,573 respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and
Class C shares and 0.01% of their respective average daily net assets of the Class I and Class
Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger
Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2017, Alger Management charged back to Alger Capital Appreciation
Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap
Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health
Sciences Fund and Alger Growth & Income Fund, $1,195,183, $57,574, $73,865, $105,062,
$40,833, $90,667, $64,434 and $39,729, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: Effective March 1, 2016, each Independent Trustee receives a fee of
$27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional
Funds, The Alger Funds II, The Alger Portfolios and Alger Global Growth Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
(h) Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. For the year ended October 31, 2017, these purchases and sales were as follows:

	Purchases	Sales	Realized loss
Alger SMid Cap Focus Fund	$–	$13,470,504	$2,783,090
Alger Small Cap Growth
Fund	2,687,146	–	–
Alger Small Cap Focus Fund	1,185,122	–	–

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Growth Fund which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions,

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.
If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2017.
During the year ended October 31, 2017, Alger Capital Appreciation Fund, Alger
International Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund
and Alger Health Sciences Fund incurred interfund loan interest expense of $8,448, $215,
$2,021, $36 and $1,131, respectively and Alger Capital Appreciation Fund, Alger Mid Cap
Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small
Cap Focus Fund and Alger Growth & Income Fund earned interfund loan interest income of $9,826, $2,679, $4,095, $828, $7,454 and $406 respectively.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2017, Alger Management and its
affiliated entities owned the following shares:

		SHARE CLASS
	A	B	C	I	Y	Z
Alger Capital Appreciation Fund	62,200	—	—	—	—	24,398
Alger International Growth Fund	—	—	—	7,454	—	111,246
Alger Mid Cap Growth Fund	—	—	—	—	—	85,681
Alger SMid Cap Focus Fund	158,916	—	96,218	—	8,150	77,335
Alger Small Cap Growth Fund	62,507	—	—	—	—	78,354
Alger Small Cap Focus Fund	—	—	—	—	773	286,570
Alger Health Sciences Fund	—	—	—	—	—	4,712
Alger Growth & Income Fund	—	—	—	—	—	29,285

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2017:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,873,352,470	$2,095,760,177
Alger International Growth Fund	250,198,038	278,721,771
Alger Mid Cap Growth Fund	266,712,019	267,992,552
Alger SMid Cap Focus Fund	252,374,819	296,785,703
Alger Small Cap Growth Fund	39,020,811	53,422,743
Alger Small Cap Focus Fund	460,416,695	162,468,041
Alger Health Sciences Fund	145,701,878	137,314,477
Alger Growth & Income Fund	8,244,870	9,505,797

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

The following table summarizes the Fund’s securities lending agreements by counterparty which are subject to rights of offset as of October 31, 2017.

Alger Growth & Income Fund

			Fair Value
			on Non-
	Securities	Cash	Cash
	Loaned at	Collateral	Collateral	Net
Counterparty	Value	Received(a)	Received	Amount(b)
Barclays Capital Inc.	$1,057,600	$1,057,600	—	—
BNP Paribas U.S. A.	532,633	532,633	—	—
Deutsche Bank Securities Inc.	180,607	180,607	—	—
Total	$1,770,840	$1,770,840	—	—

(a) Collateral with a value of $1,808,020 has been received in connection with securities lending agreements and excess collateral received from the individual counterparty is not shown for financial reporting purposes.

(b) The Market value of loaned securities is determined as of October 31, 2017. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2017, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Fund	$458,456	1.93%
Alger International Growth Fund	37,198	2.49
Alger Mid Cap Growth Fund	2,009	2.04
Alger SMid Cap Focus Fund	154,385	1.54
Alger Small Cap Growth Fund	3,971	1.73
Alger Small Cap Focus Fund	1,773	3.28
Alger Health Sciences Fund	85,570	1.78

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed during the year ended October 31, 2017, for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$44,611,000
Alger International Growth Fund	4,135,740
Alger Mid Cap Growth Fund	6,790
Alger SMid Cap Focus Fund	6,556,518
Alger Small Cap Growth Fund	873,382
Alger Small Cap Focus Fund	213,095
Alger Health Sciences Fund	4,512,000

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	9,689,310	$217,629,905	15,687,296	$312,919,378
Shares converted from Class B	108,980	2,430,953	138,345	2,805,840
Shares converted from Class C	1,302	26,374	1,881	36,969
Dividends reinvested	449,205	9,145,829	5,111,190	104,063,825
Shares redeemed	(19,738,816)	(440,937,281)	(26,172,211)	(521,208,293)
Net decrease	(9,490,019)	$(211,704,220)	(5,233,499)	$(101,382,281)
Class B:
Shares sold	39,692	$724,548	71,059	$1,160,531
Shares converted to Class A	(134,879)	(2,430,953)	(168,903)	(2,805,840)
Dividends reinvested	9,352	154,115	114,399	1,904,747
Shares redeemed	(224,368)	(4,083,171)	(336,950)	(5,485,346)
Net decrease	(310,203)	$(5,635,461)	(320,395)	$(5,225,908)
Class C:
Shares sold	1,425,032	$25,783,457	4,518,897	$73,901,380
Shares converted to Class A	(1,601)	(26,374)	(2,296)	(36,969)
Dividends reinvested	134,686	2,230,392	1,219,048	20,382,484
Shares redeemed	(6,206,033)	(112,499,500)	(4,114,364)	(67,196,998)
Net increase (decrease)	(4,647,916)	$(84,512,025)	1,621,285	$27,049,897
Class Z:
Shares sold	13,672,585	$314,440,638	12,133,141	$247,827,394
Dividends reinvested	274,934	5,707,638	2,060,384	42,629,342
Shares redeemed	(12,726,738)	(302,405,421)	(6,268,239)	(126,650,061)
Net increase	1,220,781	$17,742,855	7,925,286	$163,806,675

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Growth Fund
Class A:
Shares sold	458,493	$7,127,236	428,060	$6,288,824
Shares converted from Class B	56,458	870,429	57,050	839,382
Shares converted from Class C	—	—	404	5,744
Dividends reinvested	109,870	1,565,668	3,042	46,449
Shares redeemed	(1,193,619)	(18,250,512)	(1,938,462)	(28,772,583)
Net decrease	(568,798)	$(8,687,179)	(1,449,906)	$(21,592,184)
Class B:
Shares sold	21,725	$293,078	27,149	$347,798
Shares converted to Class A	(64,471)	(870,429)	(64,930)	(839,382)
Dividends reinvested	20,616	258,110	—	—
Shares redeemed	(324,659)	(4,341,975)	(287,366)	(3,725,605)
Net decrease	(346,789)	$(4,661,216)	(325,147)	$(4,217,189)
Class C:
Shares sold	46,795	$621,993	153,803	$1,968,937
Shares converted to Class A	—	—	(472)	(5,744)
Dividends reinvested	8,801	107,543	16,873	221,367
Shares redeemed	(466,550)	(6,156,743)	(548,419)	(6,850,872)
Net decrease	(410,954)	$(5,427,207)	(378,215)	$(4,666,312)
Class I:
Shares sold	138,234	$2,107,070	863,053	$12,503,069
Dividends reinvested	13,354	189,629	3,430	52,174
Shares redeemed	(1,028,135)	(15,612,153)	(819,147)	(11,862,325)
Net increase (decrease)	(13,315,454)	$(13,315,454)	47,336	$692,918
Class Z:
Shares sold	571,173	$8,633,441	1,891,889	$28,235,200
Dividends reinvested	17,752	254,748	5,881	90,447
Shares redeemed	(642,950)	(9,803,774)	(1,873,345)	(27,171,454)
Net increase (decrease)	(54,025)	$(915,585)	24,425	$1,154,193

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	1,046,017	$12,486,864	1,084,526	$10,979,693
Shares converted from Class B	141,540	1,621,207	121,289	1,246,159
Shares redeemed	(1,956,826)	(23,319,453)	(2,629,068)	(26,789,155)
Net decrease	(769,269)	$(9,211,382)	(1,423,253)	$(14,563,303)
Class B:
Shares sold	41,627	$387,908	46,923	$386,839
Shares converted to Class A	(175,722)	(1,621,207)	(149,628)	(1,246,159)
Shares redeemed	(471,763)	(4,420,041)	(606,867)	(4,950,680)
Net decrease	(605,858)	$(5,653,340)	(709,572)	$(5,810,000)
Class C:
Shares sold	97,401	$894,977	326,217	$2,736,652
Shares redeemed	(921,197)	(8,748,148)	(808,642)	(6,618,592)
Net decrease	(823,796)	$(7,853,171)	(482,425)	(3,881,940)
Class Z:
Shares sold	406,537	$4,945,974	574,450	$6,081,886
Shares redeemed	(158,616)	(1,864,530)	(67,553)	(687,964)
Net increase	247,921	$3,081,444	506,897	$5,393,922

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES		AMOUNT
Alger SMid Cap Focus Fund
Class A:
Shares sold	1,946,494	$22,801,014	1,457,730		$16,428,330
Shares converted from Class B	57,142	646,985	39,432		431,408
Dividends reinvested	808,239	8,163,213	4,172,831		44,649,289
Shares redeemed	(4,005,168)	(44,216,198)	(7,414,974)		(86,285,320)
Net decrease	(12,604,986)	$(12,604,986)	(1,744,981)		$(24,776,293)
Class B:
Shares sold	—	$—	15,952		$133,355
Shares converted to Class A	(73,902)	(646,985)	(50,211)		(431,408)
Dividends reinvested	—	—	165,010		1,379,484
Shares redeemed	(125,390)	(1,102,917)	(220,953)		(1,948,264)
Net decrease	(199,292)	$(1,749,902)	(90,202)		$(866,833)
Class C:
Shares sold	580,576	$5,154,524	642,040		$5,413,882
Dividends reinvested	452,082	3,444,868	1,957,334		16,500,322
Shares redeemed	(1,622,577)	(13,643,964)	(2,519,607)		(22,328,867)
Net increase (decrease)	(589,919)	$(5,044,572)	79,767		$(414,663)
Class I:
Shares sold	973,316	$11,605,106	392,587		$4,352,261
Dividends reinvested	218,352	2,251,213	1,747,857		19,016,684
Shares redeemed	(2,422,205)	(27,617,319)	(3,310,494)		(40,572,658)
Net decrease	(1,230,537)	$(13,761,000)	(1,170,050)	$	(17,203,713)
Class Y:
Shares sold	8,150	$100,000	—		—
Dividends reinvested	—	—	—		—
Shares redeemed	—	—	—		—
Net increase	8,150	$100,000	—		$—
Class Z:
Shares sold	3,379,068	$41,006,991	3,415,585		$45,335,807
Dividends reinvested	263,184	2,771,328	4,220,629		46,722,362
Shares redeemed	(2,402,265)	(27,714,709)	(12,804,443)		(142,417,710)
Net increase (decrease)	1,239,987	$16,063,610	(5,168,229)	$	(50,359,541)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	501,894	$3,668,162	727,901	$4,433,041
Shares converted from Class B	73,279	527,790	89,271	556,042
Dividends reinvested	223	636	3,299,670	20,986,414
Shares redeemed	(2,313,171)	(16,627,075)	(4,640,378)	(28,936,820)
Net decrease	(1,737,775)	$(12,430,487)	(523,536)	$(2,961,323)
Class B:
Shares sold	27,255	$151,035	25,632	$122,745
Shares converted to Class A	(95,463)	(527,790)	(114,838)	(556,042)
Dividends reinvested	168	829	310,086	1,528,725
Shares redeemed	(146,832)	(809,639)	(163,578)	(801,673)
Net increase (decrease)	(214,872	$(1,185,565)	57,302	$293,755
Class C:
Shares sold	137,045	$769,467	220,860	$1,051,271
Dividends reinvested	—	—	549,988	2,634,442
Shares redeemed	(747,174)	(4,028,525)	(1,010,403)	(4,699,299)
Net decrease	(610,129)	$(3,259,058)	(239,555)	$(1,013,586)
Class Z:
Shares sold	511,816	$3,761,847	983,036	$6,487,482
Dividends reinvested	—	—	587,321	3,794,092
Shares redeemed	(784,477)	(5,538,340)	(877,811)	(5,216,824)
Net increase (decrease)	(272,661)	$(1,776,493)	692,546	$5,064,750

Alger Small Cap Focus Fund
Class A:
Shares sold	4,529,977	$59,601,860	1,580,972	$17,237,961
Shares redeemed	(1,430,695)	(18,800,579)	(784,484)	(8,280,213)
Net increase	3,099,282	$40,801,281	796,488	$8,957,748
Class C:
Shares sold	2,475,781	$29,320,652	1,016,020	$10,265,323
Shares redeemed	(470,854)	(5,702,905)	(253,728)	(2,496,236)
Net increase	2,004,927	$23,617,747	762,292	$7,769,087
Class I:
Shares sold	6,099,183	$81,251,851	4,555,749	$50,270,692
Shares redeemed	(5,566,454)	(73,191,377)	(1,592,057)	(17,504,534)
Net increase	532,729	$8,060,474	2,963,692	$32,766,158
Class Y:
Shares sold	225,179	$3,381,828	—	$—
Shares redeemed	(12,869)	(197,771)	—	—
Net increase	212,310	$3,184,057	—	$—
Class Z:
Shares sold	19,563,666	$265,592,605	5,872,255	$65,862,734
Shares redeemed	(2,809,086)	(38,723,505)	(1,467,281)	(14,974,056)
Net increase	16,754,580	$226,869,100	4,404,974	$50,888,678

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	1,200,761	$26,563,354	570,670	$9,965,192
Shares converted from Class B	49,479	832,610	39,317	680,424
Shares converted from Class C	—	—	6,096	113,325
Dividends reinvested	—	—	812,450	15,501,550
Shares redeemed	(1,727,402)	(35,397,384)	(2,736,188)	(48,136,846)
Net decrease	(477,162)	$(8,001,420)	(1,307,655)	$(21,876,355)
Class B:
Shares sold	—	$—	11,426	$176,984
Shares converted to Class A	(61,433)	(832,610)	(48,364)	(680,424)
Dividends reinvested	—	—	48,679	754,035
Shares redeemed	(89,753)	(1,217,246)	(174,636)	(2,547,527)
Net decrease	(151,186)	$(2,049,856)	(162,895)	$(2,296,932)
Class C:
Shares sold	90,211	$1,606,440	230,392	$3,501,663
Shares converted to Class A	—	—	(7,475)	(113,325)
Dividends reinvested	—	—	423,918	6,600,406
Shares redeemed	(726,978)	(12,209,739)	(1,356,871)	(19,230,755)
Net decrease	(636,767)	$(10,603,299)	(710,036)	$(9,242,011)
Class Z:
Shares sold	1,459,814	$32,466,332	311,511	$6,202,443
Dividends reinvested	—	—	51,369	970,367
Shares redeemed	(751,377)	(16,790,910)	(349,534)	(5,915,064)
Net increase	708,437	$15,675,422	13,346	$1,257,746

Alger Growth & Income Fund
Class A:
Shares sold	279,518	$10,035,074	238,516	$7,617,466
Shares converted from Class C	52	1,711	98	3,268
Dividends reinvested	23,781	868,228	84,971	2,728,977
Shares redeemed	(441,195)	(16,003,204)	(486,173)	(15,621,571)
Net decrease	(137,844)	$(5,098,191)	(162,588)	$(5,271,860)
Class C:
Shares sold	93,748	$3,327,914	153,477	$4,821,344
Shares converted to Class A	(53)	(1,711)	(99)	(3,268)
Dividends reinvested	3,778	134,841	22,681	720,305
Shares redeemed	(173,595)	(6,338,659)	(173,057)	(5,502,100)
Net increase (decrease)	(76,122)	$(2,877,615)	3,002	$36,281
Class Z:
Shares sold	355,883	$13,070,499	261,707	$8,515,819
Dividends reinvested	5,260	193,579	12,088	388,529
Shares redeemed	(144,335)	(5,248,733)	(186,481)	(5,947,525)
Net increase	216,808	$8,015,345	87,314	$2,956,823

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2017 and the year ended October 31, 2016 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	$20,512,800	$202,205,125
Total distributions paid	$20,512,800	$ 202,205,125

Alger International Growth Fund
Distributions paid from:
Ordinary Income	2,795,164	533,272
Long-term capital gain	—	—
Total distributions paid	$2,795,164	$533,272

Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger SMid Cap Focus Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	19,415,541	141,555,088
Total distributions paid	$19,415,541	$141,555,088

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	31,539,951
Total distributions paid	—	$31,539,951

Alger Small Cap Focus Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	—	6,883,316
Long-term capital gain	—	22,982,858
Total distributions paid	—	$29,866,174

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	1,384,793	1,399,785
Long-term capital gain	31,557	3,151,855
Total distributions paid	$1,416,350	$4,551,640

As of October 31, 2017 the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Fund
Undistributed ordinary income		$8,460,675
Undistributed long-term gains		174,549,241
Net accumulated earnings		183,009,916
Capital loss carryforwards		—
Net unrealized appreciation		750,065,413
Total accumulated earnings		$933,075,329

Alger International Growth Fund
Undistributed ordinary income		8,657,343
Undistributed long-term gains		—
Net accumulated earnings		8,657,343
Capital loss carryforwards		—
Net unrealized appreciation		12,318,176
Total accumulated earnings		$20,975,519

Alger Mid Cap Growth Fund
Undistributed ordinary income		—
Undistributed long-term gains		1,595,047
Net accumulated earnings		1,595,047
Capital loss carryforwards		—
Late year ordinary income losses		(1,211,433)
Net unrealized appreciation		12,707,365
Total accumulated earnings		$13,090,979

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Focus Fund
Undistributed ordinary income	19,700,220
Undistributed long-term gains	4,695,361
Net accumulated earnings	24,395,581
Capital loss carryforwards	—
Net unrealized appreciation	31,755,988
Total accumulated earnings	$56,151,569

Alger Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	1,540,306
Net accumulated earnings	1,540,306
Capital loss carryforwards	—
Late year ordinary income losses	(1,505,957)
Net unrealized appreciation	44,668,590
Total accumulated earnings	$44,702,939

Alger Small Cap Focus Fund
Undistributed ordinary income	—
Undistributed long-term gains	5,821,724
Net accumulated earnings	5,821,724
Capital loss carryforwards	—
Late year ordinary income losses	(2,281,198)
Net unrealized appreciation	103,804,629
Total accumulated earnings	$107,345,155

Alger Health Sciences Fund
Undistributed ordinary income	—
Undistributed long-term gains	4,820,920
Net accumulated earnings	4,820,920
Capital loss carryforwards	—
Late year ordinary income losses	(714,916)
Net unrealized appreciation	37,640,977
Total accumulated earnings	$41,746,981

Alger Growth & Income Fund
Undistributed ordinary income	86,537
Undistributed long-term gains	1,848,830
Net accumulated earnings	1,935,367
Capital loss carryforwards	—
Net unrealized appreciation	46,345,336
Total accumulated earnings	$48,280,703

At October 31, 2017, the Funds, for federal income tax purposes, had no capital loss carryforwards.

During the year ended October 31, 2017, Alger International Growth Fund and Alger Mid
Cap Growth Fund utilized $1,654,113 and $34,620,840 of its capital loss carryforwards, respectively.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2017:

Alger Capital Appreciation Fund
Accumulated undistributed net investment income (accumulated loss)	$4,802,204
Accumulated net realized gain (accumulated realized loss)	$(4,802,204)
Paid-in Capital	$–

Alger International Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$6,165,432
Accumulated net realized gain (accumulated realized loss)	$639,154
Paid-in Capital	$(6,804,586)

Alger Mid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$709,812
Accumulated net realized gain (accumulated realized loss)	$234,703
Paid-in Capital	$(944,515)

Alger SMid Cap Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$3,255,121
Accumulated net realized gain (accumulated realized loss)	$(3,255,121)
Paid-in Capital	$–

Alger Small Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$832,760
Accumulated net realized gain (accumulated realized loss)	$109,122
Paid-in Capital	$(941,882)

Alger Small Cap Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$1,412,337
Accumulated net realized gain (accumulated realized loss)	$(1,412,337)
Paid-in Capital	$–

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Health Sciences Fund
Accumulated undistributed net investment income (accumulated loss)	$1,427,218
Accumulated net realized gain (accumulated realized loss)	$(197,133)
Paid-in Capital	$(1,230,085)
Alger Growth & Income Fund
Accumulated undistributed net investment income (accumulated loss)	$(68,873)
Accumulated net realized gain (accumulated realized loss)	$68,872
Paid-in Capital	$1

NOTE 8 — Fair Value Measurements:
The following is a summary of the inputs used as of October 31, 2017 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$505,533,213	$497,544,476	$7,988,737	—
Consumer Staples	53,700,176	53,700,176	—	—
Energy	34,959,891	34,959,891	—	—
Financials	167,773,210	167,773,210	—	—
Health Care	375,435,729	375,435,729	—	—
Industrials	165,757,799	165,757,799	—	—
Information Technology	1,275,458,643	1,274,577,272	—	$881,371	*
Materials	102,338,060	102,338,060	—	—
Telecommunication Services	10,379,598	10,379,598	—	—
TOTAL COMMON STOCKS	$2,691,336,319	$2,682,466,211	$7,988,737	$881,371
CORPORATE BONDS
Information Technology	—	—	—	—*
MASTER LIMITED PARTNERSHIP
Financials	28,129,717	28,129,717	—	—
PREFERRED STOCKS
Health Care	4,403,847	—	—	$4,403,847
Information Technology	4,062,807	—	—	4,062,807	*
TOTAL PREFERRED
STOCKS	$8,466,654	—	—	$8,466,654
REAL ESTATE INVESTMENT TRUST
Real Estate	60,835,255	60,835,255	—	—
WARRANTS
Information Technology	—	—	—	—*
TOTAL INVESTMENTS IN
SECURITIES	$2,788,767,945	$2,771,431,183	$7,988,737	$9,348,025

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger International Growth
Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$19,492,480	$1,182,909	$18,309,571		—
Consumer Staples	11,059,472	2,932,280	8,127,192		—
Energy	9,431,874	6,389,860	3,042,014		—
Financials	45,503,910	11,843,832	33,660,078		—
Health Care	10,323,884	2,174,470	8,149,414		—
Industrials	25,077,586	2,400,580	22,677,006		—
Information Technology	39,492,211	16,759,517	22,732,694		—
Materials	7,689,943	—	7,689,943		—
Real Estate	5,239,509	1,194,088	4,045,421		—
Telecommunication Services	4,558,021	—	4,558,021		—
TOTAL COMMON STOCKS	$177,868,890	$44,877,536	$132,991,354		—
RIGHTS
Information Technology	337	337	—		—
TOTAL INVESTMENTS IN
SECURITIES	$177,869,227	$44,877,873	$132,991,354		—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	26,684,799	26,684,799	—		—
Consumer Staples	3,455,263	3,455,263	—		—
Energy	2,085,127	2,085,127	—		—
Financials	13,174,368	13,174,368	—		—
Health Care	36,992,059	36,992,059	—		—
Industrials	25,609,401	25,609,401	—		—
Information Technology	56,194,533	56,100,371	—		94,162
Materials	9,972,303	9,972,303	—		—
TOTAL COMMON STOCKS	$174,167,853	$174,073,691	—		$94,162
PREFERRED STOCKS
Health Care	685,183	—	—		685,183
Information Technology	434,056	—	—		434,056
TOTAL PREFERRED
STOCKS	$1,119,239	—	—		$1,119,239
RIGHTS
Health Care	1,685,090	—	—		1,685,090
REAL ESTATE INVESTMENT TRUST
Real Estate	4,263,477	4,263,477	—		—
SPECIAL PURPOSE VEHICLE
Financials	380,215	—	—		380,215
TOTAL INVESTMENTS IN
SECURITIES	$181,615,874	$178,337,168	—		$3,278,706
Escrow Receivable	$678,214	$—	$678,214	***	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	28,748,417	28,748,417	—		—
Financials	12,857,637	12,857,637	—		—
Health Care	31,336,835	31,336,835	—		—
Industrials	30,966,813	30,966,813	—		—
Information Technology	66,178,124	65,710,591	—		467,533
Real Estate	9,674,449	9,674,449	—		—
TOTAL COMMON STOCKS	$179,762,275	$179,294,742	—		$467,533
PREFERRED STOCKS
Health Care	3,554,475	—	—		3,554,475
Information Technology	2,155,157	—	—		2,155,157
TOTAL PREFERRED
STOCKS	$5,709,632	—	—		$5,709,632
RIGHTS
Health Care	106,642	—	—		106,642
TOTAL INVESTMENTS IN
SECURITIES	$185,578,549	$179,294,742	—		$6,283,807

Alger Small Cap Growth
Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,590,806	$7,590,806	—		—
Consumer Staples	1,678,114	1,678,114	—		—
Energy	1,582,137	1,582,137	—		—
Financials	6,208,583	6,208,583	—		—
Health Care	55,188,141	55,188,141	—		—
Industrials	9,045,471	9,045,471	—		—
Information Technology	53,233,715	53,233,715	—		—
Materials	3,011,852	3,011,852	—		—
TOTAL COMMON STOCKS	$137,538,819	$137,538,819	—		—
PREFERRED STOCKS
Health Care	158,147	—	—		158,147
REAL ESTATE INVESTMENT TRUST
Real Estate	1,391,097	1,391,097	—		—
RIGHTS
Health Care	526,690	—	—**		526,690
SPECIAL PURPOSE VEHICLE
Financials	350,182	—	—		350,182
TOTAL INVESTMENTS IN
SECURITIES	$139,964,935	$138,929,916	—		$1,035,019
Escrow Receivable	$200,894	$—	$200,894	***	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$5,444,433	$5,444,433	—		—
Consumer Staples	8,006,006	8,006,006	—		—
Financials	26,135,854	26,135,854	—		—
Health Care	236,190,542	236,190,542	—		—
Industrials	48,123,187	48,123,187	—		—
Information Technology	246,857,941	246,857,941	—		—
Materials	11,225,405	11,225,405	—		—
TOTAL COMMON STOCKS	$581,983,368	$581,983,368	—		—
RIGHTS
Health Care	33,998	—	—		33,998
TOTAL INVESTMENTS IN
SECURITIES	$582,017,366	$581,983,368	—		$33,998
Escrow Receivable	$13,684	$—	$13,684	***	$—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Health Care	139,420,176	134,992,968	1,514,505		2,912,703
PREFERRED STOCKS
Health Care	3,233,148	—	—		3,233,148
RIGHTS
Health Care	6,601,101	—	—**		6,601,101
TOTAL INVESTMENTS IN
SECURITIES	$149,254,425	$134,992,968	$1,514,505		$12,746,952
Escrow Receivable	$2,249,371	$—	$2,249,371	***	$—
Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	14,697,563	14,697,563	—		—
Consumer Staples	10,682,906	10,682,906	—		—
Energy	5,403,890	5,403,890	—		—
Financials	15,906,631	15,906,631	—		—
Health Care	16,498,001	16,498,001	—		—
Industrials	12,546,531	12,546,531	—		—
Information Technology	26,007,397	26,007,397	—		—*
Materials	1,987,222	1,987,222	—		—
Telecommunication Services	3,192,654	3,192,654	—		—
Utilities	938,943	938,943	—		—
TOTAL COMMON STOCKS	$107,861,738	$107,861,738	—		—
CONVERTIBLE PREFERRED STOCKS
Health Care	495,641	495,641	—		—
CORPORATE BONDS
Information Technology	—	—	—		—*
MASTER LIMITED PARTNERSHIP
Energy	456,237	456,237	—		—
Financials	1,677,816	1,677,816	—		—
TOTAL MASTER LIMITED
PARTNERSHIP	$2,134,053	$2,134,053	—		—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Information Technology	—	—	—	—*
REAL ESTATE INVESTMENT TRUST
Financials	$706,626	$706,626	—	—
Real Estate	2,836,200	2,836,200	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$3,542,826	$3,542,826	—	—
WARRANTS
Information Technology	—	—	—	—*
SHORT-TERM INVESTMENTS
Money Market Fund	1,808,020	1,808,020	—	—
TOTAL INVESTMENTS IN
SECURITIES	$115,842,278	$115,842,278	—	—

* Alger Capital Appreciation Fund’s and Alger Growth & Income Fund’s shares of
Choicestream Inc. common stock, preferred stock, corporate bonds and warrants are classified as a Level 3 investment and are fair valued at zero as of October 31, 2017.

** Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of
Neuralstem, Inc.’s rights are classified as a Level 2 investment and are fair valued at zero as of October 31, 2017.

*** Amounts held for indemnification claims of Sumitomo Dainippon Pharma Co., Ltd.
following its acquisition of Tolero Pharmaceuticals, Inc.

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2016	$1,172,607
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(291,236)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	881,371 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(291,236)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Corporate Bonds
Opening balance at November 1, 2016	$387,502
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(387,502)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(387,502)

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2016	$10,752,714
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(2,286,060)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	8,466,654 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(2,286,060)

Alger Capital Appreciation Fund	Warrants
Opening balance at November 1, 2016	$379,752
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(379,752)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(379,752)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2016	$125,276
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(31,114)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	94,162
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(31,114)

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2016	$2,103,258
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	3,292,352
Included in net unrealized gain (loss) on investments	508,950
Purchases and Sales/Conversion
Purchases	—
Sales/Conversion	(4,785,321)
Closing balance at October 31, 2017	1,119,239
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$3,801,302

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2016	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,369,589
Purchases and sales
Purchases	315,501
Sales	—
Closing balance at October 31, 2017	1,685,090
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$1,369,589

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Fund	Vehicle
Opening balance at November 1, 2016	$327,271
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	52,944
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	380,215
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$52,944

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Focus Fund	Common Stocks
Opening balance at November 1, 2016	$622,021
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(154,488)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	467,533
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(154,488)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Focus Fund	Preferred Stocks
Opening balance at November 1, 2016	$6,615,493
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(905,861)
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	5,709,632
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(905,861)

Alger SMid Cap Focus Fund	Rights
Opening balance at November 1, 2016	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	106,642
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	106,642
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$106,642

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2016	$396,005
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	971,746
Included in net unrealized gain (loss) on investments	209,240
Purchases and Sales/Conversion
Purchases	–
Sales/Conversion	(1,418,844)
Closing balance at October 31, 2017	158,147
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(1,180,986)

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2016	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	432,207
Purchases and sales
Purchases	94,483
Sales	—
Closing balance at October 31, 2017	526,690
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$432,207

Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2016	$301,420
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	48,762
Purchases and sales
Purchases	–
Sales	–
Closing balance at October 31, 2017	350,182
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$48,762

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Preferred Stocks
Opening balance at November 1, 2016	$56,319
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	82,330
Included in net unrealized gain (loss) on investments	(1,282)
Purchases and Sales/Conversion
Purchases	–
Sales/Conversion	(137,367)
Closing balance at October 31, 2017	–
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$81,048

Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2016	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	27,562
Purchases and sales
Purchases	6,436
Sales	–
Closing balance at October 31, 2017	33,998
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$27,562

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2016	$143,719
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	2,768,984
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	2,912,703
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$2,768,984

Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2016	$6,250,448
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	10,958,392
Included in net unrealized gain (loss) on investments	1,970,683
Purchases and Sales/Conversion
Purchases	–
Sales/Conversion	(15,946,375)
Closing balance at October 31, 2017	3,233,148
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$12,929,075

Alger Health Sciences Fund	Rights
Opening balance at November 1, 2016	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	5,556,731
Purchases and sales
Purchases	1,044,370
Sales	—
Closing balance at October 31, 2017	6,601,101
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$5,556,731

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Fund	Common Stocks
Opening balance at November 1, 2016	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discount	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$—

Alger Growth & Income Fund	Corporate Bonds
Opening balance at November 1, 2016	$15,285
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(15,285)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(15,285)

Alger Growth & Income Fund	Preferred Stocks
Opening balance at November 1, 2016	$52,648
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(52,648)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(52,648)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING
SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Fund	Warrants
Opening balance at November 1, 2016	$14,979
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(14,979)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2017	0 *
Net change in unrealized appreciation (depreciation) attributable to
investments still held at October 31, 2017	$(14,979)

*Level 3 securities are fair valued at zero at the end of the period.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2017	Methodology	Input	Input/Range	Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$881,371	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	8,466,654	Market	Time to Exit	2 years	N/A
		Approach	Volatility	80.5%	N/A
			Market Quotation	N/A	N/A

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2017	Methodology	Input	Input/Range	Average Inputs
Alger Mid Cap Growth Fund
Common Stocks	94,162	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	434,056	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	685,183	Income	Discount Rate	38%-42%	N/A
		Approach
Special Purpose Vehicle	380,215	Market Approach	Revenue Multiple	2.9x-4.2x	N/A
Rights	1,685,090	Income	Discount Rate	5.14%-30.72%	N/A
		Approach

Alger SMid Cap Focus Fund
Common Stocks	467,533	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	4,987,433	Market	Time to Exit	2 years	N/A
		Approach
			Volatility	80.5%	N/A
			Market Quotation	N/A*	N/A
Preferred Stocks	722,199	Income	Discount Rate	38%-42%	N/A
		Approach
Rights	106,642	Income	Discount Rate	2.05%	N/A
		Approach

Alger Small Cap Growth Fund
Preferred Stocks	158,147	Income	Discount Rate	38%-42%	N/A
		Approach
Special Purpose Vehicle	350,182	Market Approach	Revenue Multiple	2.9x-4.2x	N/A
Rights	526,690	Income	Discount Rate	2.05%-30.72%	17.10%
		Approach
Alger Small Cap Focus Fund
Rights	33,998	Income	Discount Rate	5.14%-30.72%	N/A
		Approach

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2017	Methodology	Input	Input/Range	Average Inputs
Alger Health Sciences Fund
Common Stocks	2,912,703	Market Approach	Revenue Multiple	6.0x	N/A
Preferred Stocks	2,799,782	Income	Discount Rate	38%-42%	N/A
		Approach
Preferred Stocks	433,366	Market	Time to Exit	2 years	N/A
		Approach
			Volatility	80.5%	N/A
Rights	5,650,701	Income	Discount Rate	2.05-30.72%	17.76%
		Approach
Rights	950,400	Market	Revenue Multiple	6.0x	N/A
		Approach

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Fund at October
31, 2017.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

On October 31, 2017, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2017, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Fund	$2,241,247	$—	$2,241,247	—
Alger International Growth Fund
Foreign cash	1,575,492	1,575,492	—	—
Bank overdraft	(1,163,792)	(1,163,792)	—	—
Alger Mid Cap Growth Fund	7,250,758	—	7,250,758	—
Alger SMid Cap Focus Fund	7,884,327	—	7,884,327	—
Alger Small Cap Growth Fund	2,975,560	—	2,975,560	—
Alger Small Cap Focus Fund	5,037,198	—	5,037,198	—
Alger Health Sciences Fund	1,212,013	—	1,212,013	—
Alger Growth & Income Fund	3,244,286	—	3,244,286	—
Collateral on securities loaned	1,808,020	—	1,808,020	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2017, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments throughout the period or as of October 31,
2017.

NOTE 10 — Principal Risks:
As of October 31, 2017, the Funds invested a significant portion of their assets in securities in the consumer discretionary, health care and information technology sectors. Changes in economic conditions affecting such sectors would have an impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2017. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Capital Appreciation Fund
Common Stocks
Choicestream, Inc.	82,955	–	–	82,955	$–	$–	$–	$–
Preferred Stocks
Choicestream, Inc. ,
Series A	715,332	–	–	715,332	–	–	–	–
Choicestream, Inc. ,
Series B	1,649,956	–	–	1,649,956	–	–	(973,474)	–
Warrants
Choicestream, Inc. ,
6/22/26	387,502	–	–	387,502	–	–	(379,752)	–
Corporate Bonds
Choicestream, Inc. ,
11.00%, 8/5/18	387,502	–	–	387,502	7,714	–	(387,502)	–
Total					$7,714	$–	$(1,740,728)	$–

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	219,610	–	–	219,610	$–	$–	$(202,041)	$685,183
Tolero
Pharmaceuticals,
Inc. , Series B*	495,000	–	(495,000)	– *	$–	$3,292,351	$–	$ – *
Total					$–	$3,292,351	$(202,041)	$685,183

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger SMid Cap Focus Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	231,474	–	–	231,474	$–	$–	$(212,956)	$722,199
Total					$–	$–	$(212,956)	$722,199

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

								Net Increase
	Shares/			Shares/				(Decrease)
	Par at			Par at				in		Value at
	October 31,	Purchases/	Sales/	October 31,	Interest		Realized	Unrealized		October 31,
Security	2016	Conversion	Conversion	2017	Income		Gain (Loss)	App(Dep)		2017
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	50,688	–	–	50,688		$–	$–	$(46,633)		$158,147
Tolero
Pharmaceuticals,
Inc. , Series B*	148,237	–	(148,237)	– *		$–	$971,747	$–	$	– *
Total						$–	$971,747	$(46,633)		$158,147

								Net Increase
	Shares/			Shares/				(Decrease)
	Par at			Par at				in		Value at
	October 31,	Purchases/	Sales/	October 31,	Interest		Realized	Unrealized		October 31,
Security	2016	Conversion	Conversion	2017	Income		Gain (Loss)	App(Dep)		2017
Alger Small Cap Focus Fund
Preferred Stocks
Tolero
Pharmaceuticals,
Inc. , Series B*	10,097	–	(10,097)	– *		$–	$66,189	$–	$	– *
Total						$–	$66,189	$–		$–

								Net Increase
	Shares/			Shares/				(Decrease)
	Par at			Par at				in		Value at
	October 31,	Purchases/	Sales/	October 31,	Interest		Realized	Unrealized		October 31,
Security	2016	Conversion	Conversion	2017	Income		Gain (Loss)	App(Dep)		2017
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	897,366	–	–	897,366	$–		$–	$(825,577)		$2,799,782
Tolero
Pharmaceuticals,
Inc. , Series B*	1,638,547	–	(1,638,547)	– *	$–		$10,926,308	$–	$	– *
Total					$–		$10,926,308	$(825,577)		$2,799,782

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	October 31,	Interest	Realized	Unrealized	October 31,
Security	2016	Conversion	Conversion	2017	Income	Gain (Loss)	App(Dep)	2017
Alger Growth & Income Fund
Common Stocks
Choicestream, Inc.	5,064	–	–	5,064	$–	$–	$–	$–
Preferred Stocks
Choicestream, Inc. ,
Series A	43,672	–	–	43,672	–	–	–	–
Choicestream, Inc. ,
Series B	89,234	–	–	89,234	–	–	(52,647)	–
Warrants
Choicestream, Inc.,
6/22/26	15,285	–	–	15,285	–	–	(14,979)	–
Corporate Bonds
Choicestream, Inc.,
11.00%, 8/5/18	15,285	–	–	15,285	300	–	$(15,285)	–
Total					$300	$–	$(82,911)	$–

* On February 6, 2017 Tolero Pharmaceuticals, Inc., Series B was no longer an affiliated security of the Funds.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2017 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Funds and Shareholders of Alger Capital
Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger
SMid Cap Focus Fund (formerly known as Alger SMid Cap Growth Fund), Alger Small
Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, and Alger
Growth & Income Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds, comprised of the Alger Capital Appreciation Fund,
Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus
Fund (formerly known as Alger SMid Cap Growth Fund), Alger Small Cap Growth Fund,
Alger Small Cap Focus Fund, Alger Health Sciences Fund, and Alger Growth & Income
Fund (the “Funds”) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.
These financial statements and financial highlights are the responsibility of the Funds’
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 22, 2017

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2017 and ending October 31, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense
				Paid During		Ratio
			Ending	the Six		For the
		Beginning	Account	Months		Six Months
		Account	Value	Ended		Ended
		Value	October 31,	October 31,		October 31,
		May 1, 2017	2017	2017	(a)	2017 (b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,130.68	$6.61		1.23%
	Hypothetical(c)	1,000.00	1,019.00	6.26		1.23
Class B	Actual	1,000.00	1,126.69	10.67		1.99
	Hypothetical(c)	1,000.00	1,015.17	10.11		1.99
Class C	Actual	1,000.00	1,126.62	10.56		1.97
	Hypothetical(c)	1,000.00	1,015.27	10.01		1.97
Class Z	Actual	1,000.00	1,132.70	4.73		0.88
	Hypothetical(c)	1,000.00	1,020.77	4.48		0.88

Alger International Growth Fund
Class A	Actual	$1,000.00	$1,138.60	$7.22		1.34%
	Hypothetical(c)	1,000.00	1,018.45	6.82		1.34
Class B	Actual	1,000.00	1,134.52	11.03		2.05
	Hypothetical(c)	1,000.00	1,014.87	10.41		2.05
Class C	Actual	1,000.00	1,133.99	11.46		2.13
	Hypothetical(c)	1,000.00	1,014.47	10.82		2.13
Class I	Actual	1,000.00	1,138.96	6.20		1.15
	Hypothetical(c)	1,000.00	1,019.41	5.85		1.15
Class Z	Actual	1,000.00	1,140.57	4.80		0.89
	Hypothetical(c)	1,000.00	1,020.72	4.53		0.89

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,127.20	$7.08		1.32%
	Hypothetical(c)	1,000.00	1,018.55	6.72		1.32
Class B	Actual	1,000.00	1,123.83	10.97		2.05
	Hypothetical(c)	1,000.00	1,014.87	10.41		2.05
Class C	Actual	1,000.00	1,121.98	11.39		2.13
	Hypothetical(c)	1,000.00	1,014.47	10.82		2.13
Class Z	Actual	1,000.00	1,128.95	5.63		1.05
	Hypothetical(c)	1,000.00	1,019.91	5.35		1.05

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense
				Paid During		Ratio
			Ending	the Six		For the
		Beginning	Account	Months		Six Months
		Account	Value	Ended		Ended
		Value	October 31,	October 31,		October 31,
		May 1, 2017	2017	2017	(a)	2017 (b)
Alger SMid Cap Focus Fund
Class A	Actual	$1,000.00	$1,192.77	$7.46		1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87		1.35
Class C	Actual	1,000.00	1,189.89	11.70		2.12
	Hypothetical(c)	1,000.00	1,014.52	10.76		2.12
Class I	Actual	1,000.00	1,193.46	7.46		1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87		1.35
Class Y	Actual	1,000.00	1,070.90	4.53		0.87
	Hypothetical(c)	1,000.00	1,020.82	4.43		0.87
Class Z	Actual	1,000.00	1,195.38	5.87		1.06
	Hypothetical(c)	1,000.00	1,019.86	5.40		1.06

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,152.26	$7.49		1.38%
	Hypothetical(c)	1,000.00	1,018.25	7.02		1.38
Class B	Actual	1,000.00	1,148.48	11.86		2.19
	Hypothetical(c)	1,000.00	1,014.17	11.12		2.19
Class C	Actual	1,000.00	1,147.60	11.75		2.17
	Hypothetical(c)	1,000.00	1,014.27	11.02		2.17
Class Z	Actual	1,000.00	1,155.91	5.38		0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04		0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,157.61	$6.53		1.20%
	Hypothetical(c)	1,000.00	1,019.16	6.11		1.20
Class C	Actual	1,000.00	1,152.80	10.58		1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91		1.95
Class I	Actual	1,000.00	1,156.70	6.52		1.20
	Hypothetical(c)	1,000.00	1,019.16	6.11		1.20
Class Y	Actual	1,000.00	1,159.16	4.63		0.90
	Hypothetical(c)	1,000.00	1,020.92	4.33		0.90
Class Z	Actual	1,000.00	1,159.16	4.90		0.90
	Hypothetical(c)	1,000.00	1,020.67	4.58		0.90

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense
				Paid During		Ratio
			Ending	the Six		For the
		Beginning	Account	Months		Six Months
		Account	Value	Ended		Ended
		Value	October 31,	October 31,		October 31,
		May 1, 2017	2017	2017	(a)	2017 (b)
Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,136.92	$7.43		1.38%
	Hypothetical(c)	1,000.00	1,018.25	7.02		1.38
Class C	Actual	1,000.00	1,132.06	11.55		2.15
	Hypothetical(c)	1,000.00	1,014.37	10.92		2.15
Class Z	Actual	1,000.00	1,139.29	5.34		0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04		0.99

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,077.54	$6.23		1.19%
	Hypothetical(c)	1,000.00	1,019.21	6.06		1.19
Class C	Actual	1,000.00	1,073.37	10.14		1.94
	Hypothetical(c)	1,000.00	1,015.43	9.86		1.94
Class Z	Actual	1,000.00	1,079.29	4.72		0.90
	Hypothetical(c)	1,000.00	1,020.67	4.58		0.90

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiply by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information
In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2017, 100.00% of the Alger Growth & Income Fund’s dividends qualified for the dividends deduction for corporations. For the year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100% of the Alger International Growth Fund and Alger Growth &
Income Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the
Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2018. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term "Alger Fund Complex" refers to the Trust, The Alger Portfolios, The Alger Institutional
Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management").
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger
			Fund
			Complex
		Trustee	which are
		and/or	Overseen
Name, Age, Position with		Officer	by
the Fund	Principal Occupations	Since	Trustee
INTERESTED TRUSTEE

Hilary M. Alger (56)	Director of Development, Pennsylvania Ballet 2004-	2003	24
	2013; Associate Director of Development, College
	of Arts and Science and Graduate School, University
	of Virginia 1999-2003.
NON-INTERESTED
TRUSTEE

Charles F. Baird, Jr. (64)	Managing Director of North Castle Partners,	2000	24
	a private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (72)	Associate Vice President for Principal Gifts and	2000	24
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (84)	Attorney. Private Investor since 1981. Formerly of	1986	24
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (55)	Associate Professor of Law since January 2006	2007	24
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	24
M. D. (79)	Board of the Manhattan Institute (non-profit policy
	research) since 1988; Formerly Co-Chairman, Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger
			Fund
			Complex
		Trustee	which are
Name, Age, Position with		and/or	Overseen
the		Officer	by
Fund	Principal Occupations	Since	Trustee
OFFICERS
Hal Liebes (53)	Executive Vice President, Chief Operating Officer	2005	N/A
President	and Secretary of Alger Management and Alger Inc. ;
	Director since 2006 of Alger Management, Alger
	Inc. and Analyst Resources, Inc.
Tina Payne (43)	Senior Vice President, General Counsel and	2017	N/A
Secretary,	Chief Compliance Officer of Alger Management
Chief Compliance Officer	since 2017. Formerly, Senior Vice President and
	Associate General Counsel, Cohen & Steers Capital
	Management, from 2007 to 2017
Lisa A. Moss (52)	Senior Vice President and Assistant General Counsel	2006	N/A
Assistant Secretary	of Alger Management.
Christopher E. Ullman (32)	Associate Counsel of Alger Management since	2016	N/A
Assistant Secretary	2016. Formerly, Associate, Legal and Compliance,
	BlackRock from 2015 to 2016; Compliance
	Associate, Bridgewater Associates, from 2013 to
	2014; and full-time student fro m 2010 to 2013.
Michael D. Martins (52)	Senior Vice President of Alger Management.	2005	N/A
Treasurer
Anthony S. Caputo (62)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer
Sergio M. Pavone (56)	Vice President of Alger Management.	2007	N/A
Assistant Treasurer

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 12, 2017, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other material relationship with the
Trustees, Alger Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliate (derived in part from quarterly meetings with and presentations by Fund investment management, distribution and administration personnel), and the materials provided at the meeting. They noted that under the Agreement
Alger Management is responsible for managing the investment operations of the Funds.
The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a growth-oriented fund. They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the International Growth Fund is active, and that during the year Alger Management had continued its ongoing efforts to strengthen its investment management team through strategic hires, realignment of portfolio management responsibilities, and similar measures. The Trustees concluded that Alger Management's

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

experience, resources and strength in the areas of importance to the Funds are considerable.
They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under a Fund
Administration Agreement and a Shareholder Administrative Services Agreement with
Alger Management. The Trustees considered the strengthened legal, control and compliance environment at Alger Management and within the Trust and Alger Management’s ongoing implementation of a firm-wide cybersecurity facility, including software and hardware installations, extensive security procedures and intensive personnel training.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/17), second-quarter of 2017, 1-, 3-, and 5-year and longer periods to the extent available (and its year-by-year returns), and compared them with benchmark and peer-group data for the same periods. They also consulted supplemental performance data through 7/31/17. They were pleased to note that all of the Funds other than the Alger International Growth Fund had surpassed or, in rare cases (Alger Capital
Appreciation Fund and Classes B and C of Alger Mid Cap Growth Fund), matched their peer medians for the second-quarter, year-to-date and one-year periods ended 6/30/17.
In several cases this outperformance reached well into the top quartile, and several Funds’
out performance was sustained for longer periods. Performance by these Funds against their benchmarks in the second quarter, year-to-date, and one-year periods ended 6/30/17 was also strong except for isolated instances when a share class fell just below the Fund’s benchmark. Of particular interest was the fact that the performance of Alger SMid Cap
Focus Fund under its new Investment Sub-Adviser (as of March of 2017), Weatherbie
Capital, LLC, was better than the Fund’s peers and benchmark. The Alger International
Growth Fund, on the other hand underperformed against its peers and benchmark for all periods of five years or less ended 6/30/17, often placing in the bottom quartile against its peers and generally below its benchmark. Encouragingly, the Fund surpassed its benchmark in all share classes for the quarter ended 6/30/17.

As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of Alger Management discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting or had instituted to improve the performance of Funds that had consistently underperformed.
In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the various Funds, discussing, among other things, how differences among funds in a peer group can distort the picture that a fund’s performance ranking may suggest. Throughout, the Trustees were mindful of conditions and trends in the current market in equity securities, including growth stocks, and their impact on the performance and assets of the Funds. On the basis of their review and these discussions, including especially a discussion of sources of, and measures to address, the underperformance of the International Growth Fund, the Trustees determined that the performance of that Fund was acceptable, while meriting continued scrutiny, and that the performance of the other Funds was highly satisfactory.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of similar funds. That information indicated that the advisory fees of all but two of the Funds were below or near the median for the applicable
FUSE reference group, with only the fee for the Capital Appreciation Fund placing in the top (most expensive) quartile of the Fund’s reference group. The Trustees expected that that fee, just within the threshold of the top quartile, would continue to be effectively reduced somewhat by operation of the Fund’s four tiered fee breakpoints, one of which had already been reached. The other advisory fee placing significantly above the peer-fund median was that of the Health Sciences Fund, which ranked less than half-way up in the quartile immediately above the median. Of the 31 expense ratios for the Funds’ various share classes, 11 were below or virtually at their peer medians and seven more were slightly above the applicable median; of the remaining 13, all but seven (the Class A and C Shares of the Capital Appreciation Fund, the Class A Shares of the Mid Cap Fund, the Class A
and C Shares of the SMid Cap Focus Fund and the Class A and C Shares of the Health
Sciences Fund) were for Fund classes of small asset size that suffered thereby in comparison to their Funds’ peers. The Trustees noted that none of the seven remaining expense ratios was in the top (i.e., most expensive) quartile. The Trustees determined that the expense-ratio information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by five other types of clients, specifically mutual funds for which Alger Management acted as sub-adviser, other pooled investment vehicles (including UCITS and hedge funds), separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all five cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees.
The Trustees then considered the profitability of the Investment Advisory Agreement to
Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each
Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2017.
After discussing with representatives of FUSE the expense-allocation practices, which
FUSE reported to be consistent with accepted industry practice, used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund (other than the Alger Small Cap Focus Fund) at specified Fund asset levels (“breakpoints”); these have the effect of lowering a Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund. Instituting breakpoints for the Alger Small Cap Focus Fund, with assets at 6/30/17 of less than $271 million, and for which Alger Management was waiving some of its management fees, was, as it had been previously, deemed premature; in this connection, the Trustees noted that the Fund’s advisory fee ranked in the lowest quartile of its peers at June 30, 2017.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted that
Alger Management maintains soft-dollar arrangements in connection with the Funds'
brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2017, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Fund Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees determined that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Fund’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Fund was reasonable in light of comparative performance and expense and advi-
sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In the case of certain Funds, the Trustees noted that
Alger Management had undertaken to cap Fund expenses through expense re-

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

imbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• With respect to each Fund other than the comparatively small Alger Small Cap
Focus Fund, the Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund as
(and if) it grew in size and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Sub-Advisory Agreement Approval
At their in-person meeting held on September 12, 2017, the Trustees, including the
Independent Trustees, unanimously approved renewal of the Sub-Investment Advisory
Agreement (the “Agreement”), dated March 1, 2017, between Fred Alger Management,
Inc. (“Alger Management”), the Trust’s investment adviser, and Weatherbie Capital, LLC
(“Weatherbie”), a registered investment adviser, with respect to the Alger SMid Cap Focus
Fund (the “Fund”; formerly, Alger SMid Cap Growth Fund), a series of the Trust. The
Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials provided to them by Alger
Management and Weatherbie. The Weatherbie materials included a detailed written account of the firm’s history, investment management personnel, investment philosophy and practices, and historic investment performance. The Trustees also reviewed the proposed
Agreement itself and drew upon discussions with Alger Management regarding the sub-
advisory arrangement with Weatherbie.

The Trustees noted that, under the terms of the Agreement, Weatherbie, under the supervision of Alger Management, manages all or a portion of the Fund’s assets as allocated by Alger Management, in return for a fee representing a specified percentage of the fee paid by the Fund to Alger Management with respect to the Weatherbie-managed assets. The fee is paid by Alger Management out of its own resources.

In their evaluation of the Agreement, the Trustees focused primarily upon the nature, extent and quality of the services provided by Weatherbie under the Agreement and the fee to be paid to Weatherbie. The Trustees did not regard other subjects normally addressed in evaluations of advisory agreements, such as profitability of the relationship to the adviser and economies of scale expected to be realized, as relevant or appropriate under the circumstances.

Nature, Extent and Quality of Services; Investment Performance. In considering the nature, extent and quality of the services provided by Weatherbie pursuant to the
Agreement, the Trustees relied on the foregoing materials and discussions, as well as detailed information regarding the performance of the Fund provided by FUSE Research Network
LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance
Officer and having no other material relationship with Alger Management or its affiliates.

They noted Weatherbie’s extensive background and resources as an investment management company in general and with respect to small-and mid-cap growth stocks, which represent the primary focus of the Fund’s investments, in particular, and the experience and qualifications of the Weatherbie personnel who provide portfolio management services to the Fund. As to performance history, they noted that, in the performance data provided in the materials, the firm’s Specialized Growth Composite, a portfolio of small- and midcap growth stocks (net of management fees), had surpassed the Russell 2000 Growth Index over the short and long term periods, although it trailed the index in mid-range periods.
As to the performance of the Fund itself to date during Weatherbie’s tenure, the FUSE

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

materials revealed that the Fund’s performance since March 2017 had outperformed the
Fund’s peers and benchmark. The Trustees were satisfied with the performance as reported and concluded that Weatherbie’s experience, resources and strength in areas of importance to the Fund were considerable.

Sub-advisory Fee; Profitability; Economies of Scale. In evaluating the sub-advisory fee to be paid to Weatherbie, the Trustees did not consider the profitability of the Agreement to Weatherbie or the topic of economies of scale, having determined that these topics were at the outset prospective and speculative only and, in any event, could be appropriately addressed, if deemed necessary, in the course of the annual review of the Trust’s
Investment Advisory Agreement with Alger Management with respect to the Fund. As to the sub-advisory fee itself, the Trustees noted that the fee is paid not by the Fund but by Alger Management out of its own resources. After discussion with Alger Management, they concluded that, in light of the services that Weatherbie provides to the Fund and of the fee paid by the Fund to Alger Management, which they had determined at their
September meeting to be fair and reasonable, there was no reason not to conclude that the sub-advisory fee to Weatherbie was fair and reasonable. Nor did they consider that such foreseeable additional benefits as might accrue to that firm by virtue of its relationship with the Fund would render the sub-advisory fee excessive. In that connection, they noted that, by virtue of its ability under the Agreement to allocate trades in the securities making up the managed assets, Weatherbie would be in a position to receive soft-dollar benefits from selected brokers, and they determined to consider such benefits in subsequent evaluations of the Agreement. Based on their general familiarity with such matters as discussed in the industry, the Trustees considered the Agreement, including the sub-advisory fee, to be unexceptional, while meeting the needs of the Fund, and therefore did not consider it necessary to compare the Agreement specifically with other arrangements.

At the conclusion of these discussions, each of the Trustees expressed the opinion that he/
she had been furnished with sufficient information to make an informed business decision with respect to renewal of the Agreement. Based on its discussions and considerations as described above, the Board made the following determinations:

• The Board concluded that the nature, extent and quality of the services provided by Weatherbie were appropriate and acceptable and that Weatherbie’s perfor-
mance was satisfactory.
• The Board concluded that the fee to be paid to Weatherbie by Alger Management was fair and reasonable.
• The Board determined that attention to profitability and economies of scale, if and when deemed appropriate, could be paid in the context of a review of the
Fund’s investment advisory agreement with Alger Management.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that renewal of the proposed Sub-Investment Advisory
Agreement between Alger Management and Weatherbie with respect to the Fund was in the best interests of the Fund and its shareholders.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U. S. Consumer Privacy Notice	Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does	Can you limit
personal information	Alger share?	this sharing?
For our everyday business	Yes	No
purposes — such as to process your
transactions, maintain your account(s),
respond to court orders and legal
investigations, or report to credit bureaus
For our marketing purposes — to	Yes	No
offer our products and services to you
For joint marketing with other	No	We don’t share
financial companies
For our affiliates’ everyday	Yes	No
business purposes — information about
your transactions and experiences
For our affiliates’ everyday	No	We don’t share
business purposes — information about
your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.
gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President, Secretary
or Assistant Secretary.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-
3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2017	$279,600
October 31, 2016	$273,600

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2017	$63,017
October 31, 2016	$61,539

d) All Other Fees:
October 31, 2017	$15,616
October 31, 2016	$15,360

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2017	$224,414 , €94,197
October 31, 2016	$219,975 , €93,631

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: December 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 11, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 11, 2017